UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
__________________________________________________
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12
AURINIA PHARMACEUTICALS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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AURINIA PHARMACEUTICALS INC.
#1203 - 4464 Markham Street, Victoria, BC V8Z 7X8 Canada
May 10, 2021
Dear Shareholder,
You are cordially invited to attend the annual general and special meeting (the "Meeting") of shareholders of Aurinia Pharmaceuticals Inc. (the “Company”) to be held on June 7, 2021 at 12:00 p.m., Eastern Time. Due to the public health impact of the novel coronavirus disease pandemic and to support the health and well-being of our shareholders, employees, management and directors, the Meeting will be a completely virtual meeting of shareholders. You can attend the Meeting by visiting https://web.lumiagm.com/433392928  where you will be able to listen to the Meeting live, submit questions and vote online. Registered shareholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to attend online and participate. We recommend that you log in at least 15 minutes before the Meeting start time of 12:00 p.m., Eastern Time on June 7, 2021, to ensure you are logged in when the Meeting begins.

At the Meeting, you will be asked to consider and vote on the proposals set forth in the enclosed management information circular and proxy statement relating to the Meeting. The Company’s board of directors unanimously recommends a vote “FOR” proposals 1, 2, 3, 4, 6, 7 and 8 and “One Year” for proposal 5 as set forth in the management information circular and proxy statement.
Whether or not you plan to remotely attend the Meeting, it is important that your common shares be represented and voted at the Meeting. Accordingly, after reading the management information circular and proxy statement, please vote via the Internet, telephone or by mail by following the voting instructions included in the management information circular and proxy statement. If you hold your shares in “street name” through a broker, bank or other nominee, please vote in accordance with the instructions provided by such nominee.
The Company has fixed the close of business on April 19, 2021 as the record date for the determination of shareholders entitled to notice of, and to vote on the matters proposed at the Meeting and any adjournment or postponement thereof.
Thank you for your continued support.

Very truly yours,

/s/ Peter Greenleaf
Peter Greenleaf
Director, President and Chief Executive Officer

AURINIA PHARMACEUTICALS INC.
#1203 - 4464 Markham Street
Victoria, BC V8Z 7X8 Canada
Notice of Annual General and Special Meeting of Shareholders
To Be Held On Monday, June 7, 2021
Dear Shareholder:
NOTICE is hereby given that the Annual General and Special Meeting (the “Meeting”) of shareholders of Aurinia Pharmaceuticals Inc. (the “Company”) will be held as a virtual-only meeting via live webcast online using the LUMI meeting platform at https://web.lumiagm.com/433392928 on Monday, June 7, 2021, at 12:00 PM, Eastern Time, for the following purposes:

1.to set the number of directors at eight;

2.to elect eight directors listed in the attached management information circular and proxy statement each to serve until the 2022 annual general meeting of shareholders or until his or her qualified successor has been duly elected or appointed;

3.to approve the appointment of PricewaterhouseCoopers LLP, Chartered Professional Accountants, as independent registered public accounting firm of the Company until the close of the 2022 annual general meeting of shareholders or until a successor is appointed;
4.to approve, on a non-binding advisory basis, a “say on pay” resolution regarding the Company’s executive compensation set forth in the attached management information circular and proxy statement;
5.to approve, on a non-binding advisory basis, the frequency of future advisory votes on "say on pay" resolutions regarding the Company's executive compensation;
6.to approve the Company's Amended and Restated Equity Incentive Plan, as described in more detail in the attached management information circular and proxy statement (the "Amended Plan");
7. to approve and adopt the Company's 2021 Employee Share Purchase Plan;
8.to confirm the Company's amended and restated by-law No. 2 to increase the quorum for shareholder meetings to 33 1/3% as adopted by the board of directors as set forth in the attached management information circular and proxy statement; and
9.to transact such further and other business as may properly be brought before the Meeting or any adjournment or postponement thereof.
Management of the Company is soliciting proxies on the accompanying form of proxy (the “Proxy”). Whether or not you plan to attend the Meeting virtually, we encourage you to vote and submit your Proxy by telephone, via the Internet or by mail to avoid delays and ensure that as large a representation of shareholders as possible may be had at the Meeting. Specific details of the matters being put before the Meeting are set forth in more detail in the accompanying management information circular and proxy statement.

The Company's board of directors ("Board") has determined that only holders of record of the common shares of the Company at the close of business on April 19, 2021 will be entitled to vote in respect of the items set out in this notice of meeting at the Meeting. The Board has also determined 12:00 PM, Eastern Time, on Thursday, June 3, 2021 or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting as the time before which proxies to be used or acted upon at the Meeting or any adjournment thereof must be deposited with the Company’s transfer agent. Failure to properly complete or deposit a Proxy may result in its invalidation.
DATED this 10th day of May, 2021.

By Order of the Board of Directors,

/s/ Peter Greenleaf
Peter Greenleaf
Director, President and Chief Executive Officer

You are cordially invited to attend the Meeting remotely. Whether or not you expect to attend the Meeting, please complete, date, sign and return the proxy that was mailed to you, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Meeting. Even if you have voted by proxy, you may still vote online at the Meeting if you remotely attend the Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Meeting, you must obtain a legal proxy issued in your name from the holder of record.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 7, 2021: We are delivering to all shareholders paper copies of all proxy materials. In addition, a complete set of proxy materials relating to the Meeting is available on the Internet. These materials, consisting of the Notice of Annual General and Special Meeting of Shareholders and accompanying management information circular and proxy statement, our Annual Report on Form 10-K for the year ended December 31, 2020 and proxy card, are available under our profiles at www.sedar.com, www.edgar.gov, and our website, https://ir.auriniapharma.com/all-sec-filings.

AURINIA PHARMACEUTICALS INC.
#1203 - 4464 Markham Street
Victoria, BC V8Z 7X8 Canada
MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT
FOR THE 2021 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
To be Held on Monday, June 7, 2021
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What is the purpose of this Management Information Circular and Proxy Statement (the “Proxy Statement/Circular”)?
This Proxy Statement/Circular is being furnished because the Board of Directors (the “Board”) of Aurinia Pharmaceuticals Inc. (sometimes referred to as the “Company” or “Aurinia”) is soliciting your proxy to vote at the 2021 Annual General and Special Meeting of shareholders, or at any adjournments or postponements thereof (the “Meeting”) to be held on Monday, June 7, 2021 at 12:00 p.m. Eastern Time. The Proxy Statement/Circular is first being mailed on or about May 10, 2021 to all shareholders of record entitled to vote at the Meeting.
How do I attend, participate in, and ask questions during the virtual Meeting online?
Due to the public health impact of the COVID-19 pandemic and to support the health and well-being of our shareholders, employees, management and directors, this year’s Meeting will be our second time hosting a completely virtual meeting of shareholders, which will be conducted solely online via live webcast. Any shareholder can attend the virtual Meeting live online at https://web.lumiagm.com/433392928. The password for the meeting is aurinia2021 (case sensitive). There is no physical location for the Meeting. The meeting will start at 12:00 p.m. Eastern Time on Monday, June 7, 2021. We recommend that you log in at least 15 minutes before the scheduled start time on June 7, 2021 to ensure you are logged in when the Meeting begins. Registered shareholders remotely attending the virtual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
How can I attend the Meeting?
The Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by live audio webcast. You are entitled to participate in the Meeting only if you were a registered shareholder of the Company as of the close of business on April 19, 2021 (the "Record Date"), or if you hold a valid proxy for the Meeting. No physical meeting will be held.
You will be able to attend the Meeting online and submit your questions during the meeting by visiting https://web.lumiagm.com/433392928. You also will be able to vote your shares online by attending the Meeting by live audio webcast.
To participate in the Meeting, you will need to review the information included in this Proxy Statement/Circular and on your proxy card. The password for the meeting is aurinia2021 (case sensitive).
If you hold your shares through an intermediary, such as a bank, broker or other nominee, you must register in advance using the instructions below.
The online Meeting will begin promptly at 12:00 p.m., Eastern Time on Monday, June 7, 2021. We encourage you to access the meeting prior to the start time leaving ample time for the check in process. Please follow the registration instructions as outlined in this Proxy Statement/Circular.
To help ensure that we have a productive and efficient meeting, and in fairness to all shareholders in attendance, you will also find posted our rules of conduct for the Meeting when you log in prior to its start. These rules of conduct will include the following guidelines:
•Only registered shareholders of record as of the Record Date for the Meeting and their proxy holders may submit questions or comments electronically through the meeting portal.
•Please direct all questions to Stephen Robertson, our Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer.
•Please include your name and affiliation, if any, when submitting a question or comment.

•Limit your remarks to one brief question or comment that is relevant to the Meeting and/or our business.
•Questions may be grouped by topic by our management.
•Questions may also be ruled as out of order if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.
•Be respectful of your fellow shareholders and Meeting participants.
•No audio or video recordings of the Meeting are permitted.
It is important to note that if you are participating in the virtual Meeting, you must remain connected to the Internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure Internet connectivity for the duration of the Meeting.

How do I register to attend the Meeting virtually on the Internet?
If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Meeting virtually on the Internet. Please follow the instructions on the proxy card that you received.

If you are a beneficial shareholder with shares held through an intermediary, such as a bank, broker or other nominee, and wish to vote online at the Meeting (or have a third party vote on your behalf via live webcast), you need to strike out the names of the management designees and insert your or a third party’s name into the appropriate space on the voting instruction form (the “VIF”). Do not fill out your voting instructions. Follow the instructions for submitting the VIF by the appropriate deadline, as the instructions and deadline may vary depending on the intermediary. It is important that you comply with the signature and return instructions provided by your intermediary.

You must also register yourself or the third party as a proxyholder by visiting www.investorvote.com by 12:00 p.m. (Eastern Time) on June 3, 2021 and provide Computershare with your or the third party’s contact information so that Computershare may provide you or the third party with a username via email shortly after this deadline. Without a username, you or the third party will not be able to vote or ask questions at the Meeting.

For U.S. beneficial owners, to register to attend the Meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your holdings in the Company, along with your name and email address to Computershare using the below contact information. Requests for registration must be labeled as “Legal Proxy” and be received no later than 12:00 p.m., Eastern Time, on June 3, 2021.

You will receive a confirmation of your registration by email after Computershare receives your registration materials.
Requests for registration should be directed to Computershare at the following:
By email:
Forward the email from your bank, broker or other nominee, or attach an image of your legal proxy, to legalproxy@computershare.com
By mail:
Computershare
Attention: Proxy Department
100 University Avenue, 8th Floor
Toronto, Ontario, M5J 2Y1

By fax:

1-866-249-7775 for faxes sent from within Canada and the U.S. (or 1-416-263-9524 for faxes sent from outside Canada and the U.S.)
Who can vote at the Meeting?
Only shareholders of record at the close of business on April 19, 2021 (defined above as the "Record Date"), will be entitled to vote at the Meeting. On the Record Date, there were 128,120,927 common shares issued and outstanding. Each common share entitles the holder to one vote with respect to each matter submitted to shareholders at the Meeting.
Shareholder of Record: Shares Registered in Your Name
If on the Record Date your shares were registered directly in your name with our transfer agent, Computershare Trust Company of Canada, then you are a shareholder of record.
As a shareholder of record, you may vote online at the Meeting or vote by proxy. Whether or not you plan to attend the Meeting, we urge you to ensure that your vote is counted by voting by proxy over the telephone or on the Internet as instructed below, or voting by proxy using a proxy card.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on the Record Date your shares were not held in your name, but rather in an account at a bank, broker or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Meeting. As a beneficial owner of your shares, you have the right to direct your broker or other agent as to how to vote the shares in your account. As a beneficial owner, you are invited to attend the Meeting, however, since you are not the shareholder of record, you may not vote your shares online at the Meeting unless you request and obtain a valid proxy from your broker or other agent.
What am I voting on?

This Proxy Statement/Circular describes the proposals on which we would like you, as a shareholder, to vote at the Meeting. This Proxy Statement/Circular provides you with information on the proposals, as well as other information about us, so that you can make an informed decision as to whether and how to vote your shares.

At the Meeting, shareholders will act upon the following eight proposals:

Proposal 1	To set the number of directors at eight.
Proposal 2
To elect to the Board the following eight nominees presented by the Board: Dr. George M. Milne, Jr., Dr. Daniel Billen., R. Hector MacKay-Dunn, Peter Greenleaf, Joseph P. Hagan, Dr. David R.W. Jayne, Jill Leversage and Timothy P. Walbert, each to serve until the 2022 Annual General Meeting of shareholders or until his or her qualified successor has been duly elected or appointed.

Proposal 3
To appoint PricewaterhouseCoopers LLP, Chartered Professional Accountants, as the Company's independent registered public accounting firm until the close of the 2022 Annual General Meeting of shareholders or until a successor is appointed.

Proposal 4	To approve, on a non-binding advisory basis, a “say on pay” resolution regarding the Company’s executive compensation set forth in this Proxy Statement/Circular.
Proposal 5	To approve, on a non-binding advisory basis, the frequency of future advisory votes on "say on pay" as occurring every 1, 2 or 3 years.
Proposal 6	To approve the Company's Amended and Restated Equity Incentive Plan (the "Amended Plan") as adopted by the Board.
Proposal 7	To approve and adopt the Company's 2021 Employee Share Purchase Plan.
Proposal 8	To confirm the Company's amended and restated by-law No. 2 to increase the quorum for shareholder meetings to 33 1/3% as adopted by the Board as set forth in this Proxy Statement/Circular.
In addition, shareholders will receive the financial statements of the Company for the fiscal year ended December 31, 2020, including the auditor’s report thereon (shareholders will not be asked to vote on this matter).
What if another matter is properly brought before the Meeting?
As of the date of this Proxy Statement/Circular, our Board knows of no other matters that will be presented for consideration at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of your proxy holder (identified on your proxy card) to vote on those matters in accordance with their best judgment.
How do I vote?
You may either vote “For” each of the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For the "say on pay" frequency proposal, you may vote for one of the following four choices: "One Year", "Two Years", "Three Years, or "Abstain". For the appointment of the auditor, you may vote “For”, “Withhold” or “Abstain”. For each of the other matters to be voted on, you may vote “For” or “Against” or "Abstain".
Shareholder of Record: Shares Registered in Your Name
If you are a shareholder of record, you may vote online at the Meeting, vote by proxy over the telephone or through the Internet, or vote by proxy using your proxy card. Whether or not you plan to attend the Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting. If you attend the Meeting and decide to vote online during the Meeting even if you have already voted by proxy, you may vote online pursuant to the provided instructions. Doing so will revoke your prior vote.
•To vote online during the Meeting, follow the provided instructions to join the Meeting at https://web.lumiagm.com/433392928, starting at 12:00 p.m. Eastern Time on Monday, June 7, 2021. The webcast will open prior to the start of the Meeting and we recommend that you log in at least 15 minutes before the Meeting to ensure you are logged in when the Meeting begins.
•To vote using the proxy card, simply complete, sign and date the proxy card delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to us before the Meeting by 12:00 p.m. (Eastern Time) on June 3, 2021, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting, we will vote your shares as you direct.

•To vote over the telephone, dial toll-free 1-866-732-8683 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the proxy card.
•To vote through the Internet, go to www.investorvote.com to complete an electronic proxy card. You will be asked to provide the control number from the proxy card.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee
If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received voting instructions from that organization rather than from us. Simply follow the voting instructions to ensure that your vote is counted. Aurinia may utilize Broadridge’s QuickVoteTM service to assist eligible shareholders with voting their shares directly over the phone.
Should you wish to vote online at the Meeting (or have a third party vote on your behalf via live webcast), you need to strike out the names of the management designees and insert your or a third party’s name into the appropriate space on the VIF. Do not fill out your voting instructions. Follow the instructions for submitting the VIF by the appropriate deadline, as the instructions and deadline may vary depending on the intermediary. It is important that you comply with the signature and return instructions provided by your intermediary.
For U.S. Beneficial Owners, to register to attend the Meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your holdings in the Company, along with your name and email address to Computershare using the contact information set out above. Requests for registration must be labeled as “Legal Proxy” and be received no later than 12:00 p.m., Eastern Time, on June 3, 2021.

Internet proxy voting is provided to allow you to vote your shares online, with procedures designed to ensure the authenticity of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each common share you owned as of the Record Date.
What happens if I do not vote?
Shareholder of Record: Shares Registered in Your Name
If you are a shareholder of record and do not vote by completing your proxy card, by telephone, through the Internet or online at the Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee (sometimes referred to as shares held in “street name”) and you do not provide instructions how to vote your shares, in accordance with section 153 of the Business Corporation Act (Alberta) (the "ABCA") your broker, bank or other nominee is not permitted to vote your shares.
What if I return a proxy card or otherwise vote without marking voting selections?
If you are a shareholder of record and return a signed and dated proxy card without marking voting selections, your shares will be voted, as applicable:
•"For" setting the number of directors at eight.
•“For” the election to the Board the following eight nominees presented by the Board: Dr. George M. Milne, Jr., Dr. Daniel Billen, R. Hector MacKay-Dunn, Peter Greenleaf, Joseph P. Hagan, Dr. David R.W.

Jayne, Jill Leversage and Timothy P. Walbert, each to serve until the 2022 Annual General Meeting of Shareholders or until his or her qualified successor has been duly elected or appointed.
•“For” the appointment of PricewaterhouseCoopers LLP, Chartered Professional Accountants, as the Company's independent registered public accounting firm until the close of the 2022 Annual General Meeting of shareholders or until a successor is appointed.
•“For” the approval, on a non-binding advisory basis, of a “say on pay” resolution regarding the Company’s approach to executive compensation.
•"One Year" as the preferred frequency of future shareholder advisory votes on the "say on pay" resolution for executive compensation.
•"For" approving the Amended Plan.
•"For" approving and adopting the Company's Employee Share Purchase Plan.
•"For" confirming the Company's amended and restated by-law No. 2 to increase the quorum for shareholder meetings to 33 1/3% as adopted by the Board.
If any other matter is properly presented at the Meeting, your proxy holder (named on your proxy card) will vote your shares using their best judgment.
Can I submit a question for the Meeting?

Shareholders who attend the Meeting and log in as a registered shareholder using their control number will have an opportunity to submit questions in writing during a portion of the Meeting. Instructions for submitting a question during the Meeting will be provided on the Meeting website. We will endeavor to answer as many submitted questions as time permits; however, we reserve the right to exclude questions regarding topics that are not pertinent to Meeting matters or company business or are inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Any questions that are appropriate and pertinent to the Meeting but cannot be answered during the Meeting due to time constraints will be answered and posted on the “Investors & Media - Governance Documents” page of our Company’s website at www.auriniapharma.com, as soon as practicable after the Meeting.

What should I do if I need technical support during the Meeting?
The Meeting platform is fully supported across browsers and devices running the most updated version of applicable software and plugins. Attendees should ensure they have a strong Internet connection, allow plenty of time to log in, and can hear streaming audio prior to the start of the Meeting.
If you experience any technical difficulties accessing the Meeting or during the Meeting, please call the toll-free number that will be available on our virtual shareholder login site at https://web.lumiagm.com/433392928 for assistance. We will have technicians ready to assist you with any technical difficulties you may have beginning 15 minutes prior to the start of the Meeting, and the technicians will be available through the conclusion of the Meeting. Additional information regarding matters addressing technical and logistical issues, including technical support during the Meeting, will be available on the Meeting website.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. In addition, we have engaged Laurel Hill Advisory Group to assist us in connection with the solicitation of proxies and communications with shareholders, recommending corporate governance best practices, where applicable, liaising with advisory firms, developing and implementing shareholder communication strategies and advice with respect to the Meeting and proxy protocol. In connection with these services, Laurel Hill is expected to receive a fee of CAD$35,000, plus taxes and expenses.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?
Shareholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may submit another properly completed proxy card with a later date.
•You may grant a subsequent proxy by telephone or through the Internet.
•You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at Aurinia Pharmaceuticals Inc., #1203 - 4464 Markham Street, Victoria, BC V8Z 7X8 Canada.
•You may remotely attend the Meeting and vote online at the meeting. Simply attending the Meeting will not, by itself, revoke your proxy. Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or through the Internet so that your vote will be counted if you later decide not to attend the Meeting.
Your most current proxy card or telephone or Internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee.
When are shareholder proposals and director nominations due for next year’s annual meeting?
From time to time, shareholders may present proposals, including to nominate a candidate to serve on the Board of the Company, that may be proper subjects to add to the agenda for consideration at a general meeting of shareholders. Under Section 136 of the ABCA and the regulations thereto, shareholders who hold, in the aggregate, at least 1% of the voting power in the Company, or shares whose fair market value at close of business on the day before the shareholder submits the proposal is at least $2,000, and have held them for the 6 month period preceding the submission of the proposal, may submit a request to include an item to the agenda, provided the requested item is appropriate for presentation at a general meeting and for consideration by the shareholders. The proposal must have support from shareholders holding at least 5% of the voting power in the Company to be validly submitted. The proposal must be submitted at least 90 days before the anniversary date of the last annual meeting of the Company's shareholders (being March 9, 2022 for the 2022 annual meeting of shareholders).
In addition, shareholder proposals may be submitted for inclusion in a proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under Rule 14a-8 of the Exchange Act, to be eligible for inclusion in the Company’s proxy materials for the 2022 Annual General Meeting of Shareholders, shareholder proposals must be received by the Company not later than January 10 2022, which is 120 days prior to the 12-month anniversary of the date this Proxy Statement/Circular was first released to shareholders with respect to the Meeting. In addition, Rule 14a-8 proposals must otherwise comply with the requirements of the rule. This date will change if the date of 2022 Annual General Meeting of Shareholders is 30 calendar days earlier or later than June 7, 2022.
Accordingly, shareholders should submit any proposals for inclusion in the Company’s proxy materials prior to January 10, 2022 to be in compliance with both requirements.
The Company’s by-laws include advance notice provisions (the “Advance Notice Provisions”) that require that advance notice must be provided to the Company in circumstances where nominations of persons for election to the Board are made by shareholders other than pursuant to: (i) a “proposal” made in accordance with the ABCA; or (ii) a requisition of the shareholders made in accordance with the ABCA.
Among other things, the Advance Notice Provisions fix a deadline by which holders of record of common shares must submit director nominations to the secretary of the Company prior to any annual or special meeting of shareholders and sets forth the specific information a shareholder must include in the written notice to the secretary of the Company for an effective nomination to occur. No person will be eligible for election as a director unless nominated in accordance with the provisions of the Advance Notice Provisions.

In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 nor more than 65 days prior to the date of the annual meeting; provided, however, in the event that the annual meeting is to be held on a date that is less than 60 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the tenth day following such public announcement.
The foregoing is merely a summary of the Advance Notice Provisions, and is not comprehensive and is qualified by the full text of such provisions. The full text of such provisions is set out in Section 14 of our By-laws, a copy of which is filed as Exhibit 3.2 to our Annual Report on Form 10-K for the year ended December 31, 2020, which can be found at www.sec.gov.
Proposals should be addressed to: Aurinia Pharmaceuticals Inc., #1203 - 4464 Markham Street, Victoria, BC V8Z 7X8 Canada, Attn: Corporate Secretary.

How are votes counted?

Votes will be counted by the scrutineer appointed for the Meeting, who will separately count, for proposals 1, 4, 6, 7 and 8, votes “For,” "Against" and "Abstain"; with respect to proposal 2, votes "For" and "Withhold"; with respect to proposal 3, votes “For”, Withhold” and “Abstain”; and with respect to proposal 5, votes “One Year,” “Two Years,” “Three Years,” and “Abstain”. No broker non-votes will be counted.
What are “broker non-votes”?
When a beneficial owner of shares held in “street name” does not give instructions to his or her bank, broker or other nominee holding the shares as to how to vote on a matter, under the ABCA the bank, broker or other nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

As a reminder, if you are a beneficial owner of shares held in “street name,” in order to ensure your shares are voted, you must provide voting instructions to your bank, broker or other nominee holding the shares by the deadline provided in the materials you receive from your bank, broker or other nominee.

How many votes are needed to approve each proposal?
On each proposal to be voted upon, shareholders have one vote for each common share owned as of the Record Date. Votes will be counted by the scrutineer. The following table summarizes vote requirements and the effect of abstentions and broker non-votes:

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	To set the number of directors at eight	FOR votes from the holders of a majority of votes cast on the question.	None	None
2	The election to the Board of Directors the following eight nominees presented by the Board: Dr. George M. Milne, Jr., Dr. Daniel Billen, R. Hector MacKay-Dunn, Peter Greenleaf, Joseph P. Hagan, Dr. David R.W. Jayne, Jill Leversage and Timothy P. Walbert.
Directors will be elected by a plurality of the votes cast at the Meeting by the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. If you select
“WITHHOLD” with respect to the
election of a nominee, your vote
will not be counted as a vote cast
for the purposes of electing such
nominee but will be considered in
the application of the Company’s
majority voting policy. Under our
majority voting policy, as further
described on page 21, each
director nominee must receive
more “FOR” votes than
“WITHHOLD” votes.
			None	None

3	To approve the appointment of PricewaterhouseCoopers LLP, Chartered Professional Accountants, as the Company's independent registered public accounting firm until the close of the 2022 Annual General Meeting of shareholders or until a successor is appointed.
FOR votes from the holders of a majority of votes cast on the question. For purposes of this proposal, votes cast at the Meeting
include only those votes cast
“FOR” the appointment of the
proposed independent registered
public accounting firm. If you vote
“FOR” the appointment of the
proposed independent registered
public accounting firm, your vote
will be cast accordingly. If you
select “WITHHOLD,” your vote
will not be counted as a vote cast
for purposes of appointing the
proposed independent registered
public accounting firm.
			None	None

4	To approve, on a non-binding advisory basis, a “say on pay” resolution regarding the Company’s executive compensation.
FOR votes from the holders of a majority of votes cast on the question. Although this is an advisory vote, the Board will consider the results of the advisory vote when considering future decisions related to such proposal.
			None	None

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
5	To approve, on a non-binding advisory basis, the frequency of future advisory votes on a "say on pay" resolution regarding the Company's executive compensation.
FOR votes from the holders of a majority of votes cast on the question. However, because shareholders have several voting choices with respect to this proposal, it is possible that no single choice will receive a majority vote. In light of the foregoing, our Board will consider the outcome of the vote when determining the frequency of future non-binding advisory votes on executive compensation. Moreover, because this vote is non-binding, our Board has the discretion to determine the frequency of future advisory votes on executive compensation notwithstanding the results of the vote on this proposal.
			None	None

6	To approve the Amended Plan.	FOR votes from the holders of a majority of votes cast on the question.	None	None
7	To approve and adopt the Company's 2021 Employee Share Purchase Plan.	FOR votes from the holders of a majority of votes cast on the question.	None	None
8	To confirm the Company's amended and restated by-law No. 2 to increase the quorum for shareholder meetings to 33 1/3% as adopted by the Board.	FOR votes from the holders of a majority of votes cast on the question.	None	None

What is the quorum requirement?
A quorum of shareholders is necessary for the transaction of business at any meeting of shareholders. A quorum will be present if at least two (2) shareholders, each being a shareholder entitled to vote or a duly appointed proxy or representative for any absent shareholder so entitled, who hold, in the aggregate, no less than thirty-three and one-third percent (33 1/3%) of the outstanding shares of the Company carrying voting rights at the meeting. On the Record Date, there were 128,120,927 common shares outstanding and entitled to vote. Thus, the holders of at least 42,706,976 common shares must be present via remote attendance or represented by proxy at the Meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. If there is no quorum, the holders of a majority of shares present at the Meeting via remote attendance or represented by proxy may adjourn the Meeting to another date.
How can I find out the Meeting voting results?
Preliminary voting results will be announced at the Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Meeting, and will be announced via press release promptly after the Meeting. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the Meeting, we intend to file a current report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended current report on Form 8-K to publish the final results.

RECEIPT OF FINANCIAL STATEMENTS
At the Meeting, shareholders will receive and consider the financial statements of the Company for the year ended December 31, 2020 and the auditor’s report thereon, but no vote by the shareholders with respect thereto is required or proposed to be taken.

PROPOSAL 1

SET NUMBER OF DIRECTORS

The number of directors that may be elected was previously determined by the shareholders to be set at nine. The Company's by-laws require that shareholders determine the number of directors that may be elected. The Company is proposing eight nominees for election as directors. Accordingly, a resolution of the shareholders is required to set the number of directors at eight. Our Board unanimously recommends that shareholders approve setting the number of directors at eight.
Proposed Resolutions
It is proposed that at the Meeting the following resolution be adopted:
“RESOLVED, that the setting of the number of directors of the Company at eight be, and hereby is, approved."
Required Vote
“For” votes from holders of a majority of votes cast on the question is required to approve the setting of the number of directors at 8. Abstentions will have no effect and broker non-votes will not be counted.
Our Board of Directors unanimously recommends
that you vote “FOR” the foregoing resolution.

PROPOSAL 2
ELECTION OF DIRECTORS

The following section states the names of all of the persons proposed to be nominated by the Company for election as directors, their municipality, province or state and country of residence, their age, their principal occupation, their position in the Company (if any), and the period during which each proposed nominee has served as a director.

The persons named in the Proxy intend to cast the votes to which the common shares represented by such Proxy are entitled FOR the election of each of the nominees to the Board set forth in this Proxy Statement/Circular, unless otherwise directed by the shareholders instructing them.

The Company is not aware that any of the below nominees will be unable or unwilling to serve; however, should the Company become aware of such an occurrence before the election of directors takes place at the Meeting, if one of the persons named in the Proxy is appointed as proxy holder, it is intended that the discretionary power granted under such Proxy will be used to vote for any substitute nominee or nominees whom the Company in its discretion may select.

Directors are elected by a plurality of the votes of the holders of shares present by remote attendance or represented by proxy and entitled to vote on the election of directors. Accordingly, the eight nominees receiving the highest number of affirmative votes will be elected. However, under our majority voting policy, as further described below, each director nominee must receive more “FOR” votes than “WITHHOLD” votes. Holders of proxies solicited by this Proxy Statement/Circular will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the Board’s eight nominees. If elected, each director will hold office until the next annual meeting of shareholders or until their successor is duly elected, unless their office is vacated earlier in accordance with the by-laws of the Company or the ABCA.

Nominees for Election

Our Governance & Nomination Committee of the Board ("G&N Committee") and our Board seek to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct our business. To that end, our Board has identified and evaluated nominees in the broader context of our Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that our Board views as critical to effective functioning of our Board. The brief biographies below include information, as of the date of this Proxy Statement/Circular, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that qualify such director or nominee to serve on our Board.

Dr. Michael Hayden, a director since February 21, 2018, is not standing for re-election at the Meeting.

Name, Province, State and Country of Residence	Date First Elected / Appointed	Age	Present Principal Occupation	Position Held With the Company
Dr. George M. Milne, Jr. Boca Grande, Florida United States	May 8, 2017	77
Venture Partner at Radius Ventures LLC, a venture capital firm; Lead Director at Charles River Laboratories, a pre-clinical and clinical laboratory services corporation; and Director of Amylyx Pharmaceuticals, Inc., a pharmaceutical company.
				Chairman of the Board
Peter Greenleaf Bethesda, Maryland United States	April 29, 2019	51	President and Chief Executive Officer ("CEO") of the Company	Director, President and Chief Executive Officer
Dr. David R. W. Jayne Cambridge United Kingdom	May 26, 2015	64
Professor of Clinical Autoimmunity in the Department of Medicine at the University of Cambridge, UK; fellow of the Royal Colleges of Physicians of London and Edinburgh, and the Academy of Medical Science; certified nephrologist and an Honorary Consultant Physician at Addenbrooke’s Hospital, Cambridge UK; medical advisor to UK, U.S. and EU regulatory bodies, patient groups and professional organizations; elected the first President of the European Vasculitis Society in 2011; member of the ERA-EDTA immunopathology working group; co-chair of the EULAR/ERA-EDTA task force on lupus nephritis ("LN").
				Director
Joseph P. Hagan La Jolla, California United States	February 7. 2018	52	President and CEO of Regulus Therapeutics Inc., a biopharmaceutical company.	Director
Dr. Daniel G. Billen Mississauga, Ontario Canada	April 29, 2019	67	Retired, previously commercial GM/VP at Amgen Inc., a biotechnology company.	Director
R. Hector MacKay-Dunn Vancouver, British Columbia Canada	June 26, 2019	70	Senior Partner, Farris LLP.	Director
Jill Leversage Vancouver, British Columbia Canada	November 13, 2019	64	Corporate Director	Director
Timothy P. Walbert Park Ridge, Illinois United States	April 20, 2020	54
Chairman of the board, President and Chief Executive Officer of Horizon Therapeutics plc, a biopharmaceutical company, since creating the company in 2008; serves on the board of directors of several pharmaceutical and biotechnology companies and organizations.
				Director

Dr. George M. Milne, Jr., PhD, Director, Chairman of the Board

Dr. George Milne has over 30 years of experience in pharmaceutical research and product development. Dr. Milne currently serves on the boards of Amylyx Pharmaceuticals, Inc., a pharmaceutical company, and Charles River Laboratories, Inc., a laboratory services company, where he is the lead director. He retired from Pfizer Inc. in 2002 where he served as Executive Vice President of Global Research and Development and President, Worldwide Strategic and Operations Management. He joined Pfizer Inc. in 1970 and held a variety of positions conducting both chemistry and pharmacology research. Dr. Milne became director of the department of immunology and infectious diseases at Pfizer Inc. in 1981, was its executive director from 1984 to 1985, and was Vice President of research and development from 1985 to 1988. He was appointed Senior Vice President in 1988. In 1993, he was appointed President of Pfizer Central Research and a Senior Vice President of Pfizer Inc. with global responsibility for human and veterinary medicine research and development. Dr. Milne has also previously served on multiple corporate boards including Mettler-Toledo, Inc. (a manufacturer of laboratory instruments), MedImmune, Athersys, Biostorage Technologies, Aspreva and Conor Medsystems. Dr. Milne received his B.Sc. in Chemistry from Yale University and his Ph.D. in Organic Chemistry from Massachusetts Institute of Technology. Our Board believes Dr. Milne’s background, corporate pharmaceutical experience, as well as the variety of skills identified in the table set out below under "Skills Matrix" qualifies him to serve on the Board.

Peter Greenleaf, MBA, Director, President and CEO

Peter Greenleaf currently serves as the President, Chief Executive Officer and member of the Board since April 29, 2019. From March 2018 to April 2019, Peter served as the Chief Executive Officer and a member of the board of directors of Cerecor, Inc. (NASDAQ: CERC). From March 2014 to February 2018, Peter served as CEO and Chairman of Sucampo Pharmaceuticals, Inc. (NASDAQ: SCMP), a company that focused on the development and commercialization of medicines to meet major unmet medical needs of patients worldwide until it was sold in February 2018 to U.K. pharmaceutical giant Mallinckrodt plc. Peter also served as Chief Executive Officer and a member of the board of directors of Histogenics Corporation, a regenerative medicine company. From 2006 to 2013, Peter was employed by Medlmmune LLC, the global biologics arm of AstraZeneca, where he most recently served as President. From January 2010 to June 2013, Peter also served as President of Medlmmune Ventures, a wholly owned venture capital fund within the AstraZeneca Group. Prior to serving as President of Medlmmune, Peter was Senior Vice President, Commercial Operations of MedImmune, responsible for its commercial, corporate development and strategy functions. Peter has also held senior commercial roles at Centocor, Inc. (now Janssen Biotechnology, Johnson & Johnson) from 1998 to 2006, and at Boehringer Mannheim (now Roche Holdings) from 1996 to 1998. He is also currently a member of the board of directors of Antares Pharmaceuticals, Inc (NASDAQ: ATRS), and is the Chairman of the board of directors of BioDelivery Sciences International, Inc (NASDAQ: BDSI). Peter earned an MBA degree from St. Joseph’s University and a BS degree from Western Connecticut State University. Our Board believes Mr. Greenleaf’s background, role with the Company, corporate pharmaceutical experience as well as the variety of skills identified in the table set out below under "Skills Matrix" qualifies him to serve on the Board.

Dr. David R.W. Jayne, MD FRCP FRCPE FMedSci, Director

Dr. David Jayne has been a Professor of Clinical Autoimmunity in the Department of Medicine at the University of Cambridge, UK since 2013. Dr. Jayne received his MBBChir in Surgery and Medicine from Cambridge University, Cambridge, England. He received postgraduate training at several London hospitals and Harvard University. He is a fellow of the Royal College of Physicians of London and Edinburgh, and the Academy of Medical Science. He is a certified nephrologist and an Honorary Consultant Physician at Addenbrooke’s Hospital, Cambridge UK. Dr. Jayne is a medical advisor to UK, U.S. and EU regulatory bodies, patient groups and professional organizations. He has published more than 400 peer-reviewed journal articles, book chapters and reviews. He was elected the first President of the European Vasculitis Society in 2011 and is a member of the ERA-EDTA immunopathology working group and he co-chairs the EULAR/ERA-EDTA task force on lupus nephritis. Dr. Jayne’s research includes investigator-initiated international trials and the introduction of newer therapies in vasculitis and SLE with collaborators on five continents. Our Board believes Dr. Jayne’s background and medical expertise in the nephrology area, as well as the variety of skills identified in the table set out below under "Skills Matrix" qualifies him to serve on the Board.

Joseph P. "Jay" Hagan, Director, Chair of the Compensation Committee

Joseph Hagan is President, Chief Executive Officer and a member of the board of directors of Regulus Therapeutics, Inc. (NASDAQ: RGLS). Jay joined Regulus Therapeutics, Inc. in January 2016 as Chief Operating Officer, Principal Financial Officer and Principal Accounting Officer and was appointed to President and Chief Executive Officer in May 2017. Jay’s career includes roles as the Executive Vice President, Chief Financial Officer and Chief Business Officer of Orexigen Therapeutics, Inc., Managing Director of Amgen Ventures and head of corporate development for Amgen Inc. Jay has led numerous strategic and financing transactions including the acquisitions of Immunex and Tularik and the spinout of Novantrone and Relyspa, as well as many other business development efforts totaling over $15 billion in value. Before joining Amgen, Jay spent five years in the bioengineering labs at Genzyme and Advanced Tissue Sciences. Jay currently serves on the board of directors of Zosano Pharma Corporation (NASDAQ: ZSAN), a publicly traded biotechnology company. He received an MBA from Northeastern University and a BS in Physiology and Neuroscience from the University of California, San Diego. Our Board believes Mr. Hagan’s background, corporate and financial pharmaceutical experience, as well as the variety of skills identified in the table set out below under "Skills Matrix" qualifies him to serve on the Board.

Dr. Daniel G. Billen, PhD, Director

Dr. Daniel Billen has over 40 years of experience in commercialization of pharmaceutical and biotech products both in Europe and North America. He started with Janssen Pharmaceuticals in its Belgian headquarters in cardiovascular global marketing in 1979. Dr. Billen became head of marketing and sales for Janssen Pharmaceutica’s newly formed affiliate in Canada in 1983 launching multiple products into the Canadian market. In 1991, Dr. Billen moved over to Amgen Inc. to lead its Canadian operations as their first General Manager. He moved to Amgen’s headquarters in California in 2011 where he led the U.S. Commercial Operations Business Unit and later the combined Nephrology and Inflammation business unit as their VP/GM. In 2017, Dr. Billen took on the role of VP of Global Commercial initiatives with focus on the evolving US payer landscape. Dr. Billen received his PhD in chemistry from the University of Louvain in Belgium. Our Board believes Dr. Billen’s background, corporate pharmaceutical experience, as well as the variety of skills identified in the table set out below under "Skills Matrix" qualifies him to serve on the Board.

R. Hector MacKay-Dunn, J.D., Q.C., Director, Chair of the Governance & Nomination Committee

R. Hector MacKay-Dunn has over 30 years of practice experience providing legal advice to high growth public and private companies, many of which achieved valuations exceeding CAD$1 billion over a broad range of industry sectors including life sciences, health, technology (including clean tech) and mining, advising on corporate domestic and cross-border public and private securities offerings, mergers and acquisitions and international partnering and licensing transactions, and boards of directors and independent board committees on corporate governance matters. Hector is recognized by Lexpert, as being among the Top 100 Canada/U.S. Cross-Border Corporate Lawyers in Canada, named among The Leading 500 Lawyers in Canada, and by Best Lawyers as Lawyer of the Year 2020 in biotech in Canada, and among Canada’s leading lawyers in mergers & acquisitions, technology, corporate and securities. Hector received the Queen’s Counsel designation upon recommendation by the Attorney General of British Columbia for exceptional merit and contribution to the legal profession, the “AV Preeminent Legal Ability" rating from Martindale-Hubbell and is regularly recognized as a leading lawyer nationally by Chambers Canada within the Life Sciences category. Hector has served as board member or officer with Aspreva Pharmaceuticals Corporation, Arbutus Biopharma Corp., XBiotech Inc., and QLT Inc., the BC (British Columbia) Tech Association, LifeSciences British Columbia, Genome British Columbia and Tennis Canada. He is currently a member of the board of directors of Copper Fox Metals Inc. (TSXV: CUU), a company focused on copper metals. Our Board believes his background and broad legal practices as well as the variety of skills identified in the table set out below under "Skills Matrix" qualifies him to serve on the Board.

Jill Leversage, Director, Chair of the Audit Committee

Prior to Ms. Leversage’s retirement in January 2016, she was a senior investment banker with over 30 years of experience in investment banking and private equity. Jill was a Managing Director, Corporate and Investment Banking for TD Securities Inc. from May 2002 to May 2011 and Former Managing Director at Highland West Capital Ltd. from June 2013 to January 2016. She currently serves on several public and private company boards, including MAG Silver Corp. (TSX/NYSE A: MAG) (a mining company) and RE Royalties Ltd. (TSXV: RE) (a finance company specializing in renewable energy). Jill is a fellow of the Institute of Chartered Professional Accountants of British Columbia and also a Chartered Business Valuator (ret.) of the Canadian Institute of Chartered Business Valuators. Our Board believes her background, financial experience and qualifications as well as the variety of skills identified in the table set out below under "Skills Matrix" qualifies her to serve on the Board.

Timothy P. Walbert, Director

Timothy P. Walbert has been President and Chief Executive Officer of Horizon Therapeutics plc (NASDAQ: HZNP) since 2008 and has served as Chairman of its board of directors since 2010. Prior to joining Horizon, he served as President, Chief Executive Officer and Director of IDM Pharma, Inc., a public biopharmaceutical company which was acquired by Takeda in 2009. From 2006 to 2007, Mr. Walbert served as Executive Vice President, commercial operations at NeoPharm, Inc., a public biopharmaceutical company. From 2001 to 2005, he served as divisional Vice President and General Manager, immunology, where he led the global development and launch of the multi-indication biologic HUMIRA and divisional Vice President, global cardiovascular strategy at Abbott, now AbbVie. From 1998 to 2001, Mr. Walbert served as Director, CELEBREX North America and arthritis team leader, Asia Pacific, Latin America and Canada at G.D. Searle & Company, now Pfizer. From 1991

to 1998, he also held sales and marketing roles with increasing responsibility at G.D. Searle, Merck & Co., Inc. and Wyeth, now Pfizer. He serves as Chairman of the board of directors of Exicure (NASDAQ: XCUR), a public biotechnology company, Co-Chairman of the board of MATTER, a health technology incubator in Chicago, Il, and serves on the board of directors of the Illinois Biotechnology Innovation Organization, the Biotechnology Innovation Organization, World Business Chicago and the Greater Chicago Arthritis Foundation. He is a member of the Illinois Innovation Council, the National Organization for Rare Disorders Advisory Board and serves on the Board of Trustees of Muhlenberg College. Mr. Walbert received his Bachelor of Arts in Business from Muhlenberg College, in Allentown, Pennsylvania. Our Board believes Mr. Walbert’s background and corporate pharmaceutical experience as well as the variety of skills identified in the table set out below under "Skills Matrix" qualifies him to serve on the Board.
Skills Matrix
The Company’s director nominees bring a number of skills and experience to the Board. The image below gives a snapshot of the top skills of each director nominee. You can read about each nominee in the director nominee profiles above.

	Dr. George M. Milne, Jr.	Peter Greenleaf	Jill Leversage	Dr. David R.W. Jayne	Joseph P. Hagan	Dr. Daniel G. Billen	R. Hector MacKay-Dunn	Timothy P. Walbert
Management/operations	√	√	√	√	√	√		√
CEO/CFO/COO experience		√	√		√			√
Industry experience	√	√		√	√	√	√	√
Commercialization		√			√	√		√
Manufacturing/supply chain	√	√			√			√
Government relations		√				√	√	√
Finance/financial industry		√	√		√	√		√
Accounting/auditing	√	√	√		√
Risk management	√				√	√		√
Strategy development	√	√			√	√	√	√
Mergers & acquisitions	√	√	√		√	√	√	√
Legal/regulatory		√					√	√
Corporate governance	√	√	√			√	√	√
Capital markets		√	√		√		√	√
Executive compensation	√	√	√		√	√	√	√
Information technology		√						√
Research/development	√	√		√		√		√
Clinical development	√	√		√	√			√
Business development	√	√	√		√	√	√	√

Majority Voting Policy
The Company has adopted a majority voting policy where any nominee proposed for election as a director is required to forthwith tender their resignation if the director receives more withheld votes than for votes (i.e., a majority of withheld votes) at any meeting where shareholders vote on the uncontested election of directors. An uncontested election means the number of director nominees for election is the same as the number of directors to be elected to the Board. Within 90 days of the relevant shareholders’ meeting, the Board will make its determination whether or not to accept the resignation and issue a press release either announcing the resignation of the director or explaining the reasons justifying its decision not to accept the resignation. The Board will accept the resignation absent exceptional circumstances and such resignation will be effective when accepted by the Board. A director who tenders a resignation pursuant to this policy will not participate in any meeting of the Board or any committee at which the resignation is considered.
Advance Notice Requirements
The Company’s by-laws include advance notice provisions (the "Advance Notice Provisions") that require that advance notice must be provided to the Company in circumstances where nominations of persons for election to the Board are made by shareholders other than pursuant to: (i) a "proposal" made in accordance with the ABCA; or (ii) a requisition of the shareholders made in accordance with the ABCA.
Among other things, the Advance Notice Provisions fix a deadline by which holders of record of common shares must submit director nominations to the secretary of the Company prior to any annual or special meeting of shareholders and sets forth the specific information a shareholder must include in the written notice to the secretary of the Company for an effective nomination to occur. No person will be eligible for election as a director unless nominated in accordance with the provisions of the Advance Notice Provisions.
In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 nor more than 65 days prior to the date of the annual meeting; provided, however, in the event that the annual meeting is to be held on a date that is less than 60 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the tenth day following such public announcement.
In the case of a special meeting of shareholders (which is not also an annual meeting), notice to the Company must be made not later than the close of business on the tenth day following the day on which the first public announcement of the date of the special meeting was made.
The Board may, in its sole discretion, waive any requirement of the Advance Notice Provisions.
As of the date hereof, the Company has not received any nominations for director from any party.
Required Vote
Directors will be elected by a plurality of the votes cast at the Meeting by the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. However, under our majority voting policy, as further described above, a director is required to forthwith tender their resignation if the director receives more ‘WITHHOLD” votes than “FOR” votes. Abstentions will have no effect and broker non-votes will not be counted.

Our Board of Directors unanimously recommends
that you vote “FOR” each named nominee.

INFORMATION REGARDING THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE
Independence of the Board of Directors
Applicable Nasdaq rules require a majority of a listed company’s board of directors to be comprised of independent directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees, that neither the director nor any of his family members has engaged in various types of business dealings with us and that the director is not associated with the holders of more than 5% of our common shares. In addition, under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Our Board has determined that all of our directors, except Peter Greenleaf, are independent directors, as defined under applicable Nasdaq rules. In making such determination, our Board considered the relationships that each such non-employee director has with our company and all other facts and circumstances that our Board deemed relevant in determining his or her independence, including the beneficial ownership of our capital stock by each non-employee director. Peter is considered to have a material relationship with the Company by virtue of being the President and CEO of the Company.
Pursuant to applicable Canadian securities laws, our Board has determined that all of our directors, except Peter Greenleaf and Dr. Billen, are independent directors. Peter is considered to have a material relationship with the Company by virtue of being the President and CEO of the Company. Dr. Billen is considered to not be independent by virtue of being a consultant to the Company and the amount of compensation he received as a consultant to the Company. Dr. Billen's compensation as a consultant was below the allowable threshold for directors under applicable Nasdaq rules, but above the threshold under applicable Canadian securities laws.
There are no family relationships among any of our directors or executive officers.
Board Leadership Structure
Our Board has an independent Chairman, Dr. George M. Milne, who has authority, among other things, to preside over Board meetings, and shall have such powers and duties as may from time to time be assigned by the Board. Accordingly, the Chairman has substantial ability to shape the work of the Board. We believe that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board in its oversight of our business and affairs. In addition, we believe that having an independent Chairman creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of our Board to monitor whether management’s actions are in our best interests and those of our shareholders. As a result, we believe that having an independent Chairman can enhance the effectiveness of our Board as a whole.
Role of the Board in Risk Oversight
One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the board of directors as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. Our Audit Committee of the Board ("Audit Committee") is responsible for overseeing the management of risks associated with our financial reporting, accounting and auditing matters, as well as business related risks (such as leadership, continuity, and matters relating to our clinical trials), reviewing as required our processes around the management and monitoring of such risks, as well as conducting a risk assessment review. Both the Board as a whole and the various standing committees receive periodic reports from the standing committees, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. Separately, as a result of the COVID-19 pandemic, we have and may in the future experience disruptions that could severely impact our business, preclinical studies, clinical trials and commercial operations. Given the evolving nature of the pandemic, our senior management and our Board are communicating and meeting more frequently to monitor potential business impacts and further strategic planning.

Meetings of the Board of Directors
Our Board met fifteen times during 2020. The Audit Committee met six times in 2020. The G&N Committee met four times in 2020. The Compensation Committee of the Board ("Compensation Committee") met eight times in 2020. The Standing Research Committee met seven times in 2020. Each Board and committee member attended at least 75% of the aggregate number of meetings of the Board and of the committees on which they served, held during the portion of the last fiscal year for which they were directors or committee members, respectively. The Company’s independent directors met 12 times in regularly scheduled executive sessions during fiscal year 2020, at which only independent directors were present in compliance with applicable Nasdaq listing standards. Dr. Milne, the Chairman of our Board during 2020, presided over the executive sessions. The Company does not require members of the Board to attend its annual meeting of shareholders. Peter Greenleaf attended the Company’s last annual meeting of shareholders held on June 2, 2020.
The following table sets forth the number of meetings held by the Board and each of its committees during the fiscal year ended December 31, 2020, and the attendance of each Director (in the case of committees of the Board, the attendance of each member of such committees) at those meetings.

Director	Board	Audit	Compensation	Research	Governance and Nomination
Peter Greenleaf	15/15	-	-	-	-
Dr. David R.W. Jayne	15/15	-	-	7/7	4/4
Dr. George M. Milne, Jr.	15/15	6/6	-	-	4/4
Joseph P. Hagan	15/15	6/6	8/8	-	-
Dr. Michael Hayden	14/15	-	8/8	7/7	-
Dr. Daniel Billen	14/15	-	-	5/7	-
R. Hector MacKay-Dunn	14/15	-	8/8	-	4/4
Jill Leversage	13/15	6/6	-	-	-
Timothy P. Walbert(1)	11/12	-	3/3	2/2	-
Notes:
(1)Timothy P. Walbert was appointed as a director on April 20, 2020 and appointed as a member of the Compensation Committee and standing research committee in September 2020.
Information Regarding Audit, Compensation, Governance and Nomination, and Standing Research Committees of the Board of Directors
Our Audit Committee, Compensation Committee, G&N Committee and Standing Research Committee have authority to engage legal counsel or other experts or consultants, as each deems appropriate to carry out its responsibilities. Our Board has determined that each member of these committees meets the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.
The following table provides our current committee membership for each of these committees.

Director	Audit	Compensation	Research	Governance and Nomination
Dr. David R.W. Jayne			X	X
Dr. George M. Milne, Jr.	X			X
Joseph P. Hagan	X	X*
Dr. Michael Hayden		X	X*
Dr. Daniel Billen			X
R. Hector MacKay-Dunn		X		X*
Jill Leversage	X*
Timothy P. Walbert		X	X
* Committee Chairperson

Report of the Audit Committee of the Board of Directors
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2020 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, ("PCAOB") and the Securities and Exchange Commission, ("SEC"). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed on February 24, 2021.
Jill Leversage, Chair
Joseph P. Hagan
Dr. George M. Milne, Jr.

The information in this Audit Committee Report shall not be deemed “soliciting material,” or to be “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (Securities Act) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Other Board Membership
The following table identifies the directors and nominees for election as directors who also act as directors for other reporting issuers.

Name	Name of Issuer	Name of Exchange of Market
Peter Greenleaf	Antares Pharma, Inc. BioDelivery Sciences International, Inc.	NASDAQ:ATRS NASDAQ:BDSI
Dr. George Milne, Jr.	Charles River Laboratories International, Inc.	NYSE:CRL
Joseph P. Hagan	Zosano Pharma Corporation Regulus Therapeutics Inc.	NASDAQ:ZSAN NASDAQ:RGLS
R. Hector MacKay-Dunn	Copper Fox Metals Inc.	TSXV:CUU
Jill Leversage	Mag Silver Corp. RE Royalties Ltd.	TSX/NYSE A:MAG TSXV:RE
Timothy P. Walbert	Exicure, Inc. Horizon Therapeutics plc	NASDAQ:XCUR NASDAQ GS:HZNP
Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) contained in this Proxy Statement/Circular. Based on this review and discussion, the Compensation Committee has recommended to the Board that the CD&A be included in this Proxy Statement/Circular and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 24, 2021.

Joseph P. Hagan, Chair
Dr. Michael Hayden
R. Hector MacKay-Dunn
Timothy P. Walbert

The information in this Compensation Committee Report shall not be deemed “soliciting material,” or to be “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The composition and functions of our Audit Committee, Compensation Committee, G&N Committee and Standing Research Committee are described below.
Audit Committee
Our Audit Committee consists of Jill Leversage, Joseph P. Hagan and Dr. George M. Milne, Jr. Jill Leversage serves as chairperson of the Audit Committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the Nasdaq Stock Market. Our Board has determined that Jill Leversage is an audit committee financial expert as such term is defined by the SEC rules and has the requisite financial experience as defined by the applicable Nasdaq Rules and applicable Canadian securities laws. Each of the members of our Audit Committee is “independent” as such term is defined in Rule 10A-3(b)(1) under the Exchange Act and satisfies the independent director requirements under the Nasdaq Rules.
Our Audit Committee charter sets forth the responsibilities of the Audit Committee consistent with the rules and regulations of the applicable SEC and the Nasdaq rules, including the following:
•oversight of our independent registered public auditor and recommending the engagement, compensation or termination of engagement of our independent registered public accounting firm to the Board;
•recommending the engagement or termination of the person filling the office of our internal auditor;
•reviewing and recommending to the Board with respect to our annual financial statements and related disclosures;
•approving our interim unaudited financial statements and management's discussion and analysis;
•overseeing our whistleblower program and our Code of Conduct; and
•recommending the terms of audit and non-audit services provided by the independent registered public accounting firm for pre-approval by our Board.
Our Audit Committee provides assistance to our Board in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by pre-approving the services performed by our independent accountants and reviewing their reports regarding our accounting practices and systems of internal control over financial reporting. Our Audit Committee also oversees the audit efforts of our independent accountants and takes those actions that it deems necessary to satisfy itself that the auditors are independent of management.
We believe that the composition and functioning of our Audit Committee complies with all applicable requirements of the Sarbanes-Oxley Act, all applicable SEC and Nasdaq rules and regulations and applicable Canadian securities laws. We intend to comply with future requirements to the extent they become applicable to us.
A copy of our Audit Committee charter is available for review on the “Investors & Media - Governance Documents” page of our Company’s website at www.auriniapharma.com.
Compensation Committee
Our Compensation Committee consists of Joseph P. Hagan, Dr. Michael Hayden, R. Hector MacKay-Dunn and Timothy P. Walbert, with Joseph P. Hagan serving as chairperson of the committee. Each of these individuals is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Our Board has determined that each of these individuals is “independent” as defined under the applicable listing standards of Nasdaq, including the standards specific to members of a compensation committee and applicable Canadian securities laws.
Our Compensation Committee charter sets forth the responsibilities of the Compensation Committee, which include:
•reviewing, evaluating and making recommendations on the employment, appointment and compensation arrangements of our CEO;
•together with our CEO, reviewing, evaluating and approving the employment, appointment and compensation arrangements for our other executive officers;
•reviewing and recommending our corporate goals;
•overseeing the administration of our Equity Incentive Plan; and

•reviewing, evaluating and making recommendations regarding the compensation and benefits for our non-employee directors.
We believe that the composition and functioning of our Compensation Committee complies with all SEC and Nasdaq rules and regulations and applicable Canadian securities laws. We intend to comply with future requirements to the extent they become applicable to us.
A copy of our Compensation Committee charter is available for review on the “Investors & Media - Governance Documents” page of our Company’s website at www.auriniapharma.com.
Governance & Nomination Committee
Our G&N Committee consists of R. Hector MacKay-Dunn, Dr. George M. Milne, Jr. and Dr. David R.W. Jayne, with R. Hector MacKay-Dunn serving as chairperson of the committee. Each of these individuals is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Our Board has determined that each of these individuals is “independent” as defined under the applicable listing standards of Nasdaq and applicable Canadian securities laws.
Our G&N Committee charter sets forth the responsibilities of the G&N Committee, which include:
•overseeing our corporate governance functions on behalf of the Board;
•making recommendations to the Board regarding corporate governance issues;
•reviewing and evaluating the performance of the Board;
•selecting or recommending to the Board for selection candidates to the Board; and
•making other recommendations to the Board regarding affairs relating to our directors.
We believe that the composition and functioning of our G&N Committee complies with all SEC and Nasdaq rules and regulations and applicable Canadian securities laws.
At this time, the G&N Committee does not have a written policy with regard to the consideration of director candidates recommended by shareholders. The G&N Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership. However, the G&N Committee would review any shareholder-recommended candidate in substantially the same manner as it would any other candidate, including: 1) reviewing prior experience of the candidate to determine whether they had a background that is appropriate to the Company (including corporate, medical or pharmaceutical experience); and 2) reviewing the existing skill set of the Board (as set out above for the current directors under "Skills Matrix") to determine if the candidate was meeting a gap in the existing Board's skill set. The skills set out under "Skills Matrix" are currently the broad group of skills that the Board considers desirable to be covered by directors of the Company. Any nominations by shareholders must also be conducted in compliance with the Advance Notice Provisions described under Proposal 2. If the G&N Committee (and the Board, on recommendation of the G&N Committee) determines to nominate a shareholder-recommended candidate, then the name of the shareholder-recommended candidate will be included in our proxy card for the next annual meeting.
In identifying potential candidates, the G&N Committee may take any approaches it considers reasonable. These may include canvassing existing networks of the Board and the Company's management team to identify candidates, reaching out to applicable industry groups, or employing a search firm.
Diversity Policy
The Company has adopted a written policy with respect to the identification and nomination of directors and executive officers (the "Diversity Policy"). The Diversity Policy requires that the Board consider diversity on the Board from a number of aspects, including but not limited to gender, age, ethnicity and cultural diversity. In addition, when assessing and identifying potential new members to join the Board or the Company’s executive team, the Board shall consider the current level of diversity on the Board and the executive team. The Board has followed the Diversity Policy in considering potential candidates for election and appointment of members of the Board and the executive team.
The G&N Committee regularly considers the Company's Diversity Policy and the diversity needs of the Company and reports to the Board as needed on the Company’s advancements related to this policy. In connection with such review, the G&N Committee will consider the effectiveness of the Company’s approach to diversity and will recommend to the Board any changes that it considers appropriate. The Board continues to seek more diversity on the Board and in senior executive positions.
A copy of our G&N Committee charter is available for review on the “Investors & Media - Governance Documents” page of our Company’s website at www.auriniapharma.com.
Standing Research Committee
Our Standing Research Committee consists of Dr. Michael Hayden, Dr. Daniel Billen, Timothy P. Walbert and Dr. David R.W. Jayne, with Dr. Michael Hayden serving as chairperson of the committee. Our Board has determined that each of these individuals is “independent” as defined under the applicable listing standards of Nasdaq. Dr. Daniel Billen is not independent for the purposes of applicable Canadian securities laws.
Our Standing Research Committee charter sets forth the responsibilities of the Standing Research Committee, which include:
•providing strategic advice and support to management and the Board regarding current and planned research and development programs;
•advise the Board regarding the scientific merit of clinical or pre-clinical assets, products or technologies; and
•providing strategic advice to the Board regarding emerging science, research, development and biotech issues and trends.
A copy of our Standing Research Committee charter is available for review on the “Investors & Media - Governance Documents” page of our Company’s website at www.auriniapharma.com.
Compensation Committee Interlocks and Insider Participation
None of our directors who serve as a member of our Compensation Committee is, or has at any time during the past year been, one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving on our Board or Compensation Committee.
Shareholder Communications with the Board of Directors
The Board expects that the views of our shareholders will be heard by the Board, its committees or individual directors, as applicable, and that appropriate responses be provided to shareholders on a timely basis. Shareholders wishing to formally communicate with the Board, any committee of the Board, the independent directors as a group or any individual director may send communications directly to us at Aurinia Pharmaceuticals Inc., #1203 - 4464 Markham Street, Victoria, BC V8Z 7X8 Canada, Attention: Corporate Secretary. All clearly marked written communications, other than unsolicited advertising or promotional materials, are logged and copied, and forwarded to the director(s) to whom the communication was addressed. Please note that the foregoing communication procedure does not apply to (i) shareholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.
Corporate Responsibility
Our primary focus as a business is on transforming the lives of patients with devastating rare diseases. With their needs at the forefront, we strive to give patients potentially healthier and more fulfilling lives. We are also committed to a number of other corporate responsibilities, including hiring, supporting and developing a diverse group of employees; serving our communities (both patient population and near our international offices); and operating our business in a compliant, ethical and accountable manner. Despite the complete societal change arising from the COVID-19 pandemic, we still worked hard and were successful in bringing LUPKYNIS, a new treatment for adult patients with active lupus nephritis ("LN"), to patients who, prior to December 2019, did not have a U.S. Food and Drug Administration ("FDA") approved drug for treatment of this disease.
Patients
Our patients are our first priority. To ensure that socially and economically disadvantaged patients may gain access to the meaningful benefits of LUPKYNIS, we have established Aurinia Alliance™, our comprehensive patient support program that strives to provide people living with LN – and their care partners – with personalized support, through education, tools, and resources. Aurinia Alliance offers educational resources, assistance navigating insurance and medication costs, and support throughout the entire Aurinia treatment journey. Each patient is also provided a dedicated Nurse Case Manager as their point of contact.

We are committed to collaborating with industry and patient advocacy groups to increase awareness, enable earlier diagnosis, advance the development of potential new therapies, and design initiatives that address the unique challenges of patient communities. Our Patient Advocacy team builds partnerships to serve the larger rare disease community.

Employees

As of December 31, 2020, we employed 294 employees across the United States, Canada and the United Kingdom, all of whom are expected to be guided by our vision and values and by an underlying set of ethical principles. We are committed to treating each of our employees fairly, and to maintaining employment practices based on equal opportunity for all employees. We respect each other’s privacy and treat each other with dignity and respect irrespective of age, race, color, sex, sexual preference, nationality, or physical condition. We are committed to providing safe and healthy working conditions and an atmosphere of open communication for all of our employees.

While our Compensation Committee has the primary responsibility of overseeing our human capital management activities (including assessing the effectiveness of employee programs and advising management with regard to establishing our strategic goals and overall human resource strategies), other committees also have responsibilities that impact our human capital management as outlined in their respective charters. Within management, our human resources function has global management responsibility for advising and assisting the business on human resource matters and executing our overall human capital management strategies.

We strive to engage and retain our employees throughout the employment life-cycle with effective recruiting and onboarding; competitive pay, benefits and other total rewards; programs for professional development and career advancement; compliance training; succession planning; and a safe, healthy and respectful workplace.

In response to the COVID-19 pandemic, we quickly implemented safety and health standards and protocols for our employees while continuing to offer a safe environment as an essential service to our customers. Our employees have been working from home since March 2020 but have also been empowered with the option of working from the office if they so choose (in particular in our Victoria office, where the number of COVID-19 cases has been relatively small). Our offices are provided with personal protective equipment, other equipment and enhanced cleaning supplies, and are required to adhere to appropriate protocols for social distancing, limiting density, reporting and documenting exposures and wearing masks at all times, all as recommended by the Centers for Disease Control or mandated by local regulations.

We have no collective bargaining agreements with our employees, and we have not experienced any work stoppages.

We maintain a whistleblower hotline that is available to all of our employees to report (anonymously if desired) any matter of concern. Communications to the hotline (which is facilitated by an independent third party) are routed to our General Counsel for investigation and resolution.

Communities

We are deeply committed to the communities in which we live and work. Through charitable donations, sponsorships, and community partnerships, we are building our leadership in specialty pharmaceuticals for autoimmune disease to deliver long-term value to patients and the healthcare system. Already in 2021, we have made donations to each of The Assistance Fund and the Patient Advocate Foundation. These independent charitable foundations help address financial issues with patients accessing care.

Ethical Business Conduct
We have adopted a Corporate Code of Ethics and Conduct, (the "Code of Conduct") applicable to all of our employees, executive officers and directors. The Code of Conduct is available on our website at www.auriniapharma.com. The Audit Committee is responsible for monitoring the implementation of the Code of Conduct and must approve any material changes to or waivers of the Code of Conduct regarding our directors or executive officers, and disclosures made in the Company’s annual report in such regard. In addition, we intend to post on our website all disclosures that are required by law or the listing standards of the applicable stock exchange concerning any amendments to, or waivers from, any provision of the Code of Conduct.
The Code of Conduct is part of our commitment to adhere to the highest levels of ethical, compliance and legal standards. Detailed information on other aspects of our corporate governance policies and programs are available on our website at www.auriniapharma.com. In addition to these corporate governance policies, we also maintain written policies and procedures that are established to ensure all of our interactions with health care practitioners are ethical and in line with ever evolving laws and guidance in the United States. Each of these are reviewed on a regular basis to ensure they are up to date, and all applicable members of our team are trained on them.

To help foster this culture, we have a Board that is comprised of accomplished leaders from various backgrounds and a breadth of experience in scientific and corporate matters. They set our goals and make determinations on material business initiatives and decisions, as well as set the direction for our business. They also act as an oversight function for our management team. You can see the skills that each of our directors brings earlier in this proxy under the heading "Nominees for Election - Skills Matrix".
Hedging Policy

Our Insider Trading Policy prohibits our employees, executive officers, directors and other insiders from engaging in hedging transactions that involve derivative securities such as short sales, puts, calls, and other speculative transactions (excluding stock options that the Company may issue to them) with respect to our common shares at any time regardless of insider status.
Corporate Cease Trade Orders, Bankruptcies, Penalties or Sanctions
Except as otherwise disclosed below, to the knowledge of the directors and officers of the Company, no director nominee of the Company:
1.is, as at the date of this Proxy Statement/Circular, or has been, within ten years before the date of this Proxy Statement/ Circular, a director, CEO or Chief Financial Officer ("CFO") of any company, that:
a.was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation that was issued while the proposed director was acting in the capacity as director, CEO or CFO that was in effect for a period of more than 30 consecutive days; or
b.was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation that was issued after the proposed director ceased to be a director, CEO or CFO and which resulted from an event that occurred while that person was acting in the capacity as director, CEO or CFO that was in effect for a period of more than 30 consecutive days; or
2.is, as at the date of this Proxy Statement/Circular, or has been within ten years before the date of this Proxy Statement/Circular, a director or executive officer of any company, that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets;
3.has, within the ten years before the date of this Proxy Statement/Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold its assets; or

4.has been subject to:
a.any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or
b.any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable security holder in deciding whether to vote for a proposed director.
Timothy P. Walbert, a director of the Company, was a director of Assertio Therapeutics, Inc. (formerly named Zyla Life Sciences ("Zyla")) from March 2014 to December 2020. On October 30, 2018, Zyla, formerly named Egalet Corporation (“Egalet”), entered into an asset purchase agreement with Iroko Pharmaceuticals Inc. (“Iroko”) pursuant to which Egalet acquired certain marketed products of Iroko (collectively, the “Iroko Acquisition”). The Iroko Acquisition was effectuated pursuant to the occurrence of a joint plan of reorganization related to the voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code filed by Egalet and its wholly-owned subsidiaries in the United States Bankruptcy Court for the District of Delaware on October 30, 2018. On January 14, 2019, the Court entered an order confirming the joint plan of reorganization, as modified under Chapter 11 of the Bankruptcy Code. The Iroko Acquisition was consummated, and the joint plan of reorganization became effective, on January 31, 2019.

PROPOSAL 3
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board recommends that shareholders vote for the appointment of PricewaterhouseCoopers LLP Chartered Professional Accountants ("PwC") as the Company's independent registered public accounting firm until the close of the 2022 annual general meeting of shareholders or until a successor is appointed. PwC has audited the Company's financial statements since at least 1997. Representatives of PwC are expected to be present at the Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Principal Accountant Fees and Services
The following table represents aggregate fees billed to us for the years ended December 31, 2020 and 2019, by PwC.

	Year Ended December 31,
	2020	2019
Audit fees(1)	$437,953	$233,183
Audit-related fees(2)	80,882	89,223
Tax fees (3)	248,099	117,194
Other fees	—	—
Total fees	$766,934	$439,600
(1)For the years ended December 31, 2020 and 2019, these fees include professional services provided by the external auditor for the statutory audits of the annual consolidated financial statements and performing review engagement services on the Company’s quarterly financial statements. For the year ended December 31, 2020, the fees also included audit of internal controls over financial reporting.
(2)These fees relate to other audit related services including professional services for assistance in filing the prospectus supplement related to the July 2020 public offering. The 2019 fees include the December 2019 public offering and the September 2019 at-the-market prospectus supplement, and various other audit related advisory services.
(3)These fees include professional services for tax compliance, transfer pricing assistance, tax advice and tax planning for various taxation and business development matters.
Pre-Approval Policy and Procedures
Our Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. These policies and procedures generally provide that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee.
All fees for services provided by PwC during 2020 and 2019 were pre-approved by the Audit Committee in accordance with the pre-approval policy and procedures described above.
Proposed Resolutions
It is proposed that at the Meeting the following resolution be adopted:
“RESOLVED, that the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm as the Company’s independent registered public accounting firm to hold office until the close of the 2022 annual general meeting of shareholders or until a successor is appointed, be, and hereby is, approved."
Required Vote
“For” votes from holders of a majority of votes cast on the question is required to approve the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the Company’s independent registered public accounting firm to hold office until the close of the 2022 annual general meeting of the Company or until a successor is appointed. Abstentions will have no effect and broker non-votes will not be counted.
Our Board of Directors unanimously recommends
that you vote “FOR” the foregoing resolution.

PROPOSAL 4
ADVISORY VOTE ON EXECUTIVE COMPENSATION

Our Board has determined to provide shareholders the opportunity to vote on the Company's executive compensation at the Meeting. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this Proxy Statement/Circular. Since the resolution is advisory in nature, it will not be binding.

The compensation of the Company’s named executive officers ("NEOs") subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosure contained in this Proxy Statement/Circular. As discussed in those disclosures, the Company believes that its compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our shareholders’ interests, consistent with current market practices. Compensation of the Company’s NEOs is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.
2020 Say-on-Pay Results
We submitted our approach to compensation to an advisory say on pay vote at our annual shareholder meeting in 2020. Of the common shares voted at that meeting, 98.5% of shareholders voted in favor of the approach to compensation detailed in the proxy statement for that meeting. While the vote was advisory and non-binding, our Board and Compensation Committee appreciated the strong show of support from our shareholders to our approach to executive compensation.

Proposed Resolutions
Accordingly, pursuant to Section 14A of the Exchange Act, the Board is asking the shareholders to indicate their support for the compensation of the Company’s named executive officers as described in this Proxy Statement/Circular by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, on an advisory basis and not to diminish the role and responsibilities of the board of directors, that the shareholders approve the executive compensation paid to the Company's named executive officers disclosed in the Company's proxy statement for the annual general meeting of shareholders of the Company held on June 7, 2021.”

Required Vote
Because the vote is advisory, it is not binding on the Board or the Company. Nevertheless, the views expressed by the shareholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of votes cast on the question. Abstentions and broker non-votes will have no effect.

Our Board of Directors unanimously recommends
that you vote “FOR” the foregoing resolution.

PROPOSAL 5

ADVISORY VOTE ON FREQUENCY OF FUTURE
ADVISORY VOTES ON EXECUTIVE COMPENSATION
Section 14A of the Exchange Act also provides that shareholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on our executive compensation, which we refer to as say-on-frequency. By voting with respect to this Proposal 5, shareholders may indicate whether they would prefer that we conduct future say-on-pay votes every year, every two years or every three years. Shareholders, if they wish, also may abstain from casting a vote on this proposal.
After careful consideration, our Board has determined that a say-on-pay vote on executive compensation every year is the best approach for the Company, and therefore our Board recommends that you vote for a one year interval between the say-on-pay votes.
Our Board recognizes the importance of shareholder input on executive compensation and has determined that a say-on-pay vote every year will provide our shareholders with adequate input.
Proposed Resolutions
Accordingly, the Board is asking the shareholders to cast a non-binding advisory vote “FOR” the following resolution by voting
“ONE YEAR”:
“RESOLVED, on a non-binding advisory basis and not to diminish the role and responsibilities of the board of directors, that the shareholders request that the Company seek non-binding advisory votes on the Company's named executive officer compensation every year.”
Required Vote
Advisory approval of this proposal requires the vote of the holders of a majority of votes cast on the question. Abstentions and broker non-votes will have no effect. However, because shareholders have several voting choices with respect to this proposal, it is possible that no single choice will receive a majority vote. Further, as with your vote on Proposal 4 above, your vote on this Proposal 5 is advisory, and therefore not binding on the Company, the Board or the Compensation Committee. In light of the foregoing, the Board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option receiving the most votes from our shareholders. However, our Board and our Compensation Committee value the opinions of our shareholders and we will take our shareholders' preferences into account in making determinations regarding the frequency of the say-on-pay vote.

Our Board of Directors unanimously recommends
that you vote “ONE YEAR” with respect to the advisory vote on the frequency of future advisory votes on executive compensation.

PROPOSAL 6

RESOLVE, RATIFY, CONFIRM AND APPROVE PROPOSED
AMENDED AND RESTATED EQUITY INCENTIVE PLAN
As of June 30, 2020, since more than 50% of our common shares were held by United States residents and a majority of our executive officers were U.S. citizens or residents, we no longer qualified as a foreign private issuer under applicable United States securities laws. As a result, we transitioned to United States domestic reporting status and became subject to U.S. domestic reporting requirements beginning January 1, 2021.
In connection with that transition, we have conducted, with the assistance of our compensation advisors Willis Towers Watson US LLC ("WTW"), a review and analysis of our Equity Incentive Plan. Our Equity Incentive Plan was first adopted at our June 28, 2012 annual shareholder meeting, with subsequent amendments at shareholder meetings on May 7, 2014, June 8, 2016, and June 2, 2020 (at which the plan was expanded from being a stock option plan to having multiple award types, such as performance awards (“PAs”), restricted stock, and restricted stock units). Each of the initial adoption and amendments were conducted pursuant to applicable Canadian securities laws and regulations.
As a result of our review, we identified certain aspects of the Equity Incentive Plan that we believe should be updated to reflect our new status as a domestic filer in the United States. We are therefore proposing amending and restating the Equity Incentive Plan to align with that new status. A summary of the proposed changes that are reflected in the Amended Plan is set out below. A copy of the Amended Plan, showing the proposed changes to the Equity Incentive Plan, is attached to this proxy as Appendix A. The information below is summary only, and you should refer to the full text of the Amended Plan for a complete understanding of the proposed changes.
Summary of Proposed Amendments reflected in Amended Plan
Shareholder approval is required for additional shares. The Amended Plan removes the “’evergreen” allocation methodology and establishes a fixed number of maximum aggregate number of our shares ("Plan Shares") which may be issued as equity awards to our employees. If approved, the maximum aggregate number of Plan Shares that may be issued is 23,815,115 common shares, representing approximately 18.6% of our issued and outstanding common shares as of April 19, 2021. As of April 19, 2021, there are 12,275,898 Plan Shares currently reserved with respect to outstanding awards under the Equity Incentive Plan. Accordingly, approval of the Amended Plan would result in 11,539,217 Plan Shares being available for issuance pursuant to future awards (inclusive of shares subject to outstanding awards as of the date of shareholder approval). Shareholder approval is required to issue any additional shares, allowing our shareholders to have direct input on our equity compensation program, and to ensure our long-term incentives align the interests of the employees with the interests of our shareholders.
Express prohibition on the “liberal” recycling of shares. The Amended Plan includes the addition of an express prohibition on the liberal recycling of Plan Shares. For example, shares surrendered or withheld in the payment of the exercise or purchase price of any award or to satisfy tax withholding obligations with respect to an award do not return to the Amended Plan to be granted pursuant to future awards.
Dividend Equivalent Rights; Reasonable Dividend Policy. The Amended Plan permits the grant of dividend equivalent rights entitling the recipient to payments of amounts to which they would have been entitled had they owned common shares. The Amended Plan also includes the addition of an express prohibition on the payment of dividends or dividend equivalents prior to the underlying award's vesting. This clarification further aligns the payments to the vesting and performance conditions of the underlying award.
Minimum Vesting Requirement. The Amended Plan includes the addition of a minimum vesting requirement for awards, such that no time-based award may vest until at least 12 months following the date of grant of such award and no performance-based award may have a performance period of less than 12 months, except that (a) shares issued in satisfaction of fully vested cash obligations, and (b) up to 5 percent of the share reserve of the Amended Plan may be subject to awards that do not meet such vesting requirements.
Change In Control Specifications. The Amended Plan states with specificity the Change in Control vesting treatment for awards. Specifically, whether or not awards granted under the Amended Plan are proposed to be assumed in a Change in Control transaction, the awards with time based vesting requirements or restrictions would vest immediately prior to, and contingent on, the effectiveness of the Change in Control, and awards with performance based vesting requirements would vest immediately prior to, and contingent on, the effectiveness of the Change in Control with a deemed achievement of 100% of the performance metrics. In the event of a Change in Control, all awards will terminate unless they are assumed by the surviving entity or equitably converted, substituted or continued as part of the Change in Control. In that event, recipients will have a reasonable period prior to the effectiveness of the Change in Control to exercise the vested portion of any award prior to its termination. In addition, we have updated the definition of Change in Control in the Amended Plan to further align that definition with market practice.
Removal of TSX-required Provisions. Certain provisions in the existing Equity Incentive Plan were included under the express requirements of the Toronto Stock Exchange ("TSX"). We are relying on an exemption from those requirements in respect of the Amended Plan in order to remove the specificity of terms that require both Board and shareholder approval, as well as to remove the insider participation limit. We believe those concepts are adequately addressed in applicable law and, as they are not requirements, do not need to be specifically addressed in the Amended Plan. However, we have reiterated the express prohibition on repricing outstanding awards without first obtaining shareholder approval.
Ancillary Changes. Certain amendments are also being proposed to clarify and limit a participant’s rights to receive benefits under the plan post-termination, that could otherwise be required to be taken into account in the calculation of damages for wrongful dismissal during the common law reasonable notice period under Canadian employment law. Certain other amendments are being proposed which are of a housekeeping and clarification nature, all of which are set out in full in Appendix A to this Proxy Statement/Circular.
Summary of the Material Terms of the Equity Incentive Plan

The following summary describes the material terms of the Equity Incentive Plan and provides a general description of the U.S. federal income tax consequences applicable to certain transactions involving awards under the Equity Plan. The following description of certain features of the Equity Incentive Plan (un-amended by the amendment and restatement proposed above) is qualified in its entirety by reference to the full text of the Equity Incentive Plan filed as Appendix A to this Proxy Statement/Circular.

On April 19, 2021, the closing price of our common shares on the Nasdaq Global Select Market was $11.96.

Administration. The Equity Incentive Plan is administered by the Board (or a committee thereof) which has the power to (i) grant awards (options, performance awards, restricted units, or restricted stock units), (ii) reserve common shares for issuance upon the exercise of awards, (iii) determine the terms, limitations, restrictions and conditions respecting award grants, (iv) interpret the Equity Incentive Plan and adopt, amend and rescind such administrative guidelines and other rules and regulations relating to the Equity Incentive Plan, and (v) make all other determinations and take all other actions in connection with the implementation and administration of the Equity Incentive Plan.

Number of Securities Issuable. The Equity Incentive Plan is an evergreen incentive plan that reserves, for issuance pursuant to awards, a maximum number of common shares equal to 12.5% of the outstanding common shares of the Company at the time the common shares are reserved for issuance. The number of securities issuable pursuant to the Equity Incentive Plan is proposed to be amended as described above.

Eligible Persons. "Service Providers" are eligible to receive grants of awards under the Equity Incentive Plan. "Service Providers" is defined as bona fide directors, officers, employees, management company employees and consultants and also includes a company of which 100% of the share capital is beneficially owned by one or more individual Service Providers. As of April 19, 2021, 301 employees and 8 non-executive directors would be eligible to participate in the Equity Incentive Plan.

Shareholder Approval. Provided it remains an evergreen plan, the unallocated entitlements under the Equity Incentive Plan must be approved by the Shareholders every three years. The Shareholders last re-approved the unallocated entitlements under the Equity Incentive Plan on June 2, 2020. If the Amended Plan is approved, shareholder approval will not be required every three years, and will only be required if amendments are being made to the Amended Plan that require shareholder approval.

Grants to One Person. The number of common shares reserved for issue to any one person under the Equity Incentive Plan may not exceed 5% of the outstanding common shares at the time of grant less any common shares reserved for issuance to such person under share compensation arrangements other than the Equity Incentive Plan.

Insiders. Without the prior approval of the Shareholders, the number of common shares being issuable to insiders under the Equity Incentive Plan at any time, when combined with all of the Company’s other share compensation arrangements, shall not exceed 10% of the issued and outstanding common shares, and the number of common shares issued to insiders under the

Equity Incentive Plan, when combined with all of the Company’s other share compensation arrangements, shall not exceed 10% of the issued and outstanding common shares in any 12 month period. The restriction on issuances to insiders will be removed if the Amended Plan is approved.

Exercise Price. The exercise price of options under the Equity Incentive Plan will be set by the Board at the time of grant and cannot be less than the Market Price (defined in the Equity Incentive Plan as the closing trading price for the common shares on the stock exchange with the highest volume of trading on the day immediately prior to the date of grant).

Vesting. Vesting of awards is at the discretion of the Board. A minimum vesting term will be required for awards if the Amended Plan is approved, as described above.

Term of Awards. Awards granted under the Equity Incentive Plan will have a maximum term of ten years from their date of grant.

No Assignment. All awards will be exercisable only by the optionee to whom they are granted and are non-assignable and non-transferable other than in the case of death where the applicable awards will become exercisable by the holder’s lawful personal representatives, heirs or executors until the earlier of one year after the date of death and the expiry date of such awards.

Termination of Exercise Right. No awards may be exercised after the holder has left the employ or service of the Company except as follows:

•in the event of the holder’s death, any vested award held by the holder at the date of death will be exercisable by the holder’s lawful personal representatives, heirs or executors until the earlier of 12 months after the date of death and the date of expiration of the term otherwise applicable to such award;

•in the event of a holder’s disability, any vested award held by the holder will be exercisable until the earlier of 12 months after the date the Board makes a determination of disability and the date of expiration of the term otherwise applicable to such award;

•generally speaking, vested awards will expire 90 days after the date the holder ceases to be employed by, provide services to, or be a director or officer of, the Company, and any unvested awards shall immediately terminate.

Acceleration of Vesting. Notwithstanding the above disclosure under the heading "Termination of Exercise Right", if an employee awards employment terminates by reason of death or disability or without cause, and such employee was continuously employed by the Company for a minimum of three (3) years, any awards held by such employee shall become fully vested and exercisable and may thereafter be exercised during the time periods set out above.

Change in Control. Upon a change in control or takeover bid, vesting can be accelerated in accordance with the provisions set out in the Equity Incentive Plan. These provisions would be amended as described above if the Amended Plan is approved.

Extension of Expiry Period. If an award which has been previously granted is set to expire during a period in which trading in securities of the Company by the holder is restricted by a black-out, or within nine business days of the expiry of a black-out, the expiry date of the award will be extended to ten business days after the trading restrictions are lifted.

Amendments Requiring Shareholder Approval. Shareholder approval is required for the following amendments to the Equity Incentive Plan:

•an increase to the aggregate percentage of securities issuable under the Equity Incentive Plan;
•a reduction in the exercise price of an outstanding award;
•an extension of the term of any award beyond the expiry date;
•any amendment to permit assignments or exercises other than by the holder other than as set out in the Equity Incentive Plan;
•amendment to the individuals eligible to receive awards under the Equity Incentive Plan;

•an amendment to the Equity Incentive Plan to provide for other types of compensation through equity issuance, other than an amendment in the nature of a substitution and/or adjustment made by the Board in response to a change to, event affecting, exchange of, or corporate change or transaction affecting the common shares; and
•an amendment which is required to be approved by Shareholders under applicable law.
If the Amended Plan is approved, the above specified list of amendments that require shareholder approval will no longer be included in the Amended Plan, other than restrictions on the ability to reprice outstanding awards.
Amendments Without Shareholder Approval. The Equity Incentive Plan may be amended without shareholder approval for the following:

•amendments of a "housekeeping" nature;
•amendments necessary to comply with the provisions of applicable law;
•amendments respecting the administration of the Equity Incentive Plan;
•any amendment to the vesting provisions of the Equity Incentive Plan or any award;
•any amendment to the early termination provisions of the Equity Incentive Plan or any award, whether or not such award is held by an insider, provided such amendment does not entail an extension beyond the original expiry date;
•any amendments necessary to suspend or terminate the Equity Incentive Plan;
•any other amendment not requiring Shareholder approval under applicable law; and
•if the Amended Plan is approved, the above specified list of amendments that do not require shareholder approval will no longer be included in the Amended Plan.
New Plan Benefits
The issuance of any awards under the Amended Plan will be at the discretion of the Compensation Committee. In addition, the benefit of any awards granted under the Amended Plan will depend on a number of factors, including the fair market value of our common shares on future dates, among other things. Therefore, it is not possible to determine the amount or form of any award that will be granted to any individual in the future.
Material United States Federal Income Tax Consequences. The following summarizes material United States federal income tax consequences of awards that may be granted under the Amended Plan. This summary does not address non-United States, state or local law.
Incentive Stock Options. An option holder will not realize taxable income upon the grant of an incentive stock option under the Amended Plan. In addition, an option holder generally will not realize taxable income upon the exercise of an incentive stock option. An option holder’s alternative minimum taxable income, however, will be increased by the amount by which the aggregate fair market value of the shares underlying the option, which is generally determined as of the date of exercise, exceeds the aggregate exercise price of the option. Further, except in the case of an option holder’s death or disability, if an option is exercised more than three months after the option holder’s termination of employment, the option will cease to be treated as an incentive stock option and will be subject to taxation under the rules applicable to nonstatutory stock options, as summarized below.
If an option holder sells the option shares acquired upon exercise of an incentive stock option, the tax consequences of the disposition will depend upon whether the disposition is “qualifying” or “disqualifying.” The disposition of the option shares will be a qualifying deposition if it is made at least two years after the date on which the incentive stock option was granted and at least one year after the date on which the incentive stock option was exercised. If the disposition of the option shares is qualifying, any excess of the sale price of the option shares over the exercise price of the option will be treated as long-term capital gain taxable to the option holder at the time of the sale. If the disposition is a disqualifying disposition, the excess of the fair market value of the option shares on the date of disposition over the exercise price will be taxable income to the option holder at the time of the disposition. Of that income, the amount up to the excess of the fair market value of the shares at the time the option was exercised over the exercise price will be ordinary income for income tax purposes and the balance, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised.
Unless an option holder engages in a disqualifying disposition, the Company will not be entitled to a deduction with respect to an incentive stock option. If an option holder engages in a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of ordinary income taxable to the option holder.
If an option holder pays the exercise price of an incentive stock option by tendering shares with a fair market value equal to part or all of the exercise price, the exchange of shares will be treated as a nontaxable exchange, except that this treatment will not apply if the option holder acquired the shares being tendered pursuant to the exercise of an incentive stock option and has not satisfied the special holding period requirements summarized above. The tax basis of the shares tendered to pay the exercise price will be treated as the substituted tax basis for an equivalent number of shares received, and the new shares will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares.
Nonstatutory Stock Options. An option holder will not realize taxable income upon the grant of a nonstatutory stock option. When an option holder exercises the option, however, the difference between the exercise price of the option and the fair market value of the shares subject to the option on the date of exercise will constitute ordinary income taxable to the option holder. The Company will be entitled to a deduction equal to the amount of ordinary income taxable to the option holder if the Company complies with applicable reporting requirements.
If an option holder tenders shares in payment of part or all of the exercise price of a nonstatutory stock option, no gain or loss will be recognized with respect to the shares tendered, even if the shares were acquired pursuant to the exercise of an incentive stock option. In such an event, the option holder will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The tax basis of the shares tendered will be treated as the substituted tax basis for an equivalent number of shares received, and the shares received will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares. The difference between the aggregate exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option will be taxed as ordinary income, just as if the option holder had paid the exercise price in cash.
Restricted Stock. A recipient of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award if the common stock is subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). The recipient, however, may elect under section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), to recognize ordinary income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the recipient does not make such a section 83(b) election, the fair market value of the shares on the date on which the restrictions lapse will be treated as ordinary income to the recipient and will be taxable in the year in which the restrictions lapse. The Company generally will be entitled to a deduction for compensation paid equal to the amount treated as ordinary income to the recipient in the year in which the recipient is taxed on the income, if the Company complies with applicable reporting requirements.
Dividend Equivalents Rights. Recipients under the Amended Plan who receive awards of dividend equivalent rights will be required to recognize ordinary income in the amount distributed to the recipient pursuant to the award. If the Company complies with applicable reporting requirements, it will be entitled to a business expense deduction in the same amount and generally at the same time as the recipient recognizes ordinary income.
Restricted Stock Units and Performance Awards. A distribution of common shares or a payment of cash in satisfaction of restricted stock units or a PA will be taxable as ordinary income when the distribution or payment is actually or constructively received by the recipient. The amount taxable as ordinary income is the aggregate fair market value of the common shares determined as of the date it is received or, in the case of a cash award, the amount of the cash payment. The Company will be entitled to deduct the amount of such payments when such payments are taxable as compensation to the recipient if the Company complies with applicable reporting requirements.
Unrestricted Shares. A holder of unrestricted common shares will be required to recognize ordinary income in an amount equal to the fair market value of the shares on the date of the award, reduced by the amount, if any, paid for such shares. The Company will be entitled to deduct the amount of any ordinary income taxable to the recipient if it complies with applicable reporting requirements.

Upon the holder’s disposition of unrestricted shares, any gain realized in excess of the amount reported as ordinary income will be reportable by the holder as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the holder has held the shares for more than one year. Otherwise, the capital gain or loss will be short-term.
Tax Withholding. Ordinary income taxable to an employee in connection with an award generally is subject to withholding.
The Amended Plan was approved by the Board on April 23, 2021.
If the Amended Plan is not approved, the Equity Incentive Plan, without amendment, will continue unaffected.
For the purposes of TSX approval, we relied on the exemption set forth in Section 602.1 of the TSX Company Manual, which provides that the TSX will not apply its standards to certain transactions involving eligible inter-listed issuers on a recognized exchange, such as Nasdaq.
Registration with the SEC
If the Amended Plan is approved by our shareholders, we intend to file a Registration Statement on Form S-8 relating to the issuance of additional common shares under the Amended Plan with the SEC pursuant to the Securities Act of 1933, as amended.
Proposed Resolutions

It is proposed that at the Meeting the following resolution be adopted:

"RESOLVED that the proposed amendment and restatement of the Company's Equity Incentive Plan, the full text of which is set out as Appendix A to the Company's proxy for the annual meeting of shareholders to be held on June 7, 2021, be approved."

Required Vote

“For” votes from holders of a majority of votes cast on the question is required to approve the Amended Plan. Abstentions will have no effect and broker non-votes will not be counted.

Our Board of Directors unanimously recommends
that you vote “FOR” the foregoing resolution.

PROPOSAL 7
APPROVAL AND ADOPTION OF 2021 EMPLOYEE SHARE PURCHASE PLAN
We are requesting that shareholders vote to approve the Aurinia Pharmaceuticals, Inc. 2021 Employee Share Purchase Plan (the “2021 ESPP”), which our Board of Directors adopted on April 23, 2021. Subject to shareholder approval, 2,500,000 common shares have been reserved for issuance under the 2021 ESPP (“ESPP Share Pool”). The ESPP Share Pool represents approximately 1.95% of the total number of our common shares outstanding as of April 19, 2021.
The 2021 ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code (the “Code”) but also permits us to include our employees, including non-United States employees, in offerings not intended to qualify under Section 423. The purpose of the 2021 ESPP is to provide eligible employees with opportunities to purchase the Company’s common shares at a discounted price. A copy of the 2021 ESPP is attached to this Proxy Statement/Circular as Appendix D.
Summary of the 2021 Employee Share Purchase Plan
The following is a brief summary of the 2021 ESPP. This summary is qualified in its entirety by reference to the full text of the 2021 ESPP, a copy of which is attached as Appendix D to this Proxy Statement/Circular. You are urged to read the text of the 2021 ESPP in its entirety.
Purpose
The Board of Directors believes that the 2021 ESPP advances the interests of the Company and its shareholders by providing its employees with an opportunity to purchase common shares and is helpful in attracting, retaining and rewarding valued employees. To provide an adequate reserve of shares to permit the Company to offer employees a share purchase opportunity, the Board of Directors has adopted the 2021 ESPP, subject to and effective upon the date of shareholder approval.
The 2021 ESPP includes two components, a 423 Component and a Non-423 Component, each as further described below.
ESPP Share Pool
The number of common shares reserved for issuance under the 2021 ESPP will not exceed 2,500,000 shares.
Offerings
The 2021 ESPP provides eligible employees of the Company with opportunities from time to time to purchase Company common shares at a discounted price (each an “Offering”). The Company may make one or more Offerings to eligible employees under the 2021 ESPP. The maximum length for an Offering is 27 months (a “Plan Period”), during which the Company may withhold via payroll deduction the amount (not exceeding 15% of such eligible employee’s earnings) elected by the eligible employee for purposes of purchasing common shares on each purchase date within the Plan Period. If provided for, payments may also be made by cash or check prior to the applicable purchase date. The terms of separate Offerings need not be identical.
Administration
Unless otherwise determined by the Board of Directors, the 2021 ESPP is administered by the Compensation Committee, which has been provided with the authority to determine how and when purchase rights will be granted and the provisions of each Offering.
Eligibility
Eligibility to participate in the 2021 ESPP is generally determined for each Plan Period. Employees (including officers) of the Company or of a “parent corporation” or “subsidiary corporation” (as defined in the 2021 ESPP) designated by the Compensation Committee for participation may participate in the 2021 ESPP, provided the employee has been continuously employed for such period as the Compensation Committee may require, but in no event may the required period of continuous employment be equal to or greater than two years. In addition, and subject to applicable law, the Compensation Committee may provide that employees who are customarily employed for 20 hours or less per week or five months or fewer per calendar year are not eligible to participate in the 2021 ESPP. The Compensation Committee may also provide in any Offering that certain employees who are “highly compensated” as defined in the Code are not eligible to participate in the 2021 ESPP. In addition, an employee will not be eligible to participate in any Offering, or to be granted purchase rights thereunder, unless the employee is actively employed by the Company or a “parent corporation” or “subsidiary corporation” (as defined in the 2021 ESPP) through to, and including on, the applicable Offering Date.
An employee may not participate in the 2021 ESPP if he or she would then own 5% or more of the voting power or the value of the Company’s common shares. If any local laws, applicable to any of our non-United States employees require that participation in the 2021 ESPP be extended to additional classes of employees or otherwise imply different terms or restrictions on their participation, those requirements may be satisfied through separate Offerings under the 2021 ESPP not intended to qualify under the Code, and such separate Offerings will be treated part of a “Non-423 Plan” component of the 2021 ESPP. Employees in certain jurisdictions having unfavorable laws regarding share purchase plans may be excluded from participating in the 2021 ESPP.
As of April 19, 2021, there were approximately 301 employees (including executive officers) of Company who would be eligible to participate in the 2021 ESPP. Non-employee directors are not eligible to participate in the 2021 ESPP. On April 19, 2021, the closing price of our common shares as reported on the Nasdaq Global Select Market was $11.96 per common share.
Purchase Price
The purchase price per share at which common shares are sold in an Offering under the 2021 ESPP may not be less than the lower of (i) 85% of the fair market value of a common share on the first day of the Plan Period or (ii) 85% of the fair market value of a common share on the purchase date. If the scheduled purchase date is not a trading day, the fair market value price will be determined using the immediately preceding trading day.
Payment of Purchase Price; Payroll Deductions
The purchase price of the shares may be accumulated by payroll deductions over the Plan Period. To the extent permitted in the Offering, a participant may increase, reduce or terminate their payroll deductions. All payroll deductions made on behalf of a participant are credited to his or her account under the 2021 ESPP and deposited with the Company’s general funds. To the extent permitted in the Offering, a participant may make additional payments into such account. The Compensation Committee may specify a maximum number of common shares an employee may be granted the right to purchase and the maximum aggregate number of common shares that may be purchased pursuant to such Offering by all participants. If the aggregate number of shares to be purchased upon exercise of all outstanding purchase rights would exceed the number of common shares remaining available under the 2021 ESPP, or the maximum number of shares that may be purchased on a single purchase date across all Offerings, the Compensation Committee would make a pro rata allocation (based on each participant’s accumulated contributions) of available shares. Unless the employee’s participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the purchase period at the applicable price. See “Withdrawal” below.
Withdrawal
Each participant in the 2021 ESPP may elect to participate in an Offering and authorize payroll deductions by completing an enrollment form. The participant may withdraw from a given Offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the 2021 ESPP. Such withdrawal may be elected at any time prior to the end of the applicable Offering, except as otherwise provided in the Offering. Upon any withdrawal from an Offering by the employee, the Company will generally distribute to the employee his or her accumulated but unused payroll deductions without interest, and such employee’s rights in the offering will be automatically terminated. An employee’s withdrawal from an Offering will not prevent such employee from participating in subsequent Offerings under the 2021 ESPP.
Reset Feature
The Compensation Committee has the authority to provide that if the fair market value of a common share on the first day of any purchase period within a Plan Period is less than or equal to the fair market value on the start date of that Plan Period, then the participants in that Plan Period will automatically be transferred and enrolled in a new Plan Period which will begin on the first day of that Plan Period and the participants’ purchase rights in the original Plan Period will terminate.

Termination of Employment
Unless otherwise specified by the Compensation Committee, a participant’s rights under any Offering under the 2021 ESPP will terminate immediately if the participant is no longer actively employed by the Company or a "parent corporation" or "subsidiary corporation" (as defined in the 2021 ESPP) (subject to any post-employment participation period required by law), and the Company will distribute to such individual all of his or her accumulated and unused payroll deductions or unused contributions, without interest.
Restrictions on Transfer
Rights granted under the 2021 ESPP are not transferable except by will, the laws of descent and distribution, or by a beneficiary designation. During the lifetime of the participant, such rights may only be exercised by the participant.
Adjustment Provisions
Upon certain transactions by the Company, such as a merger, consolidation, reorganization, amalgamation, arrangement, recapitalization, reincorporation, share dividend, dividend in property other than cash, share split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar transaction, the 2021 ESPP share reserve, the outstanding purchase rights thereunder, and any purchase limits will be appropriately adjusted as to the type, class and maximum number of shares subject thereto.
Effect of Certain Corporate Transactions
In the event of a corporate transaction, (a) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding purchase rights under the 2021 ESPP or may substitute similar rights (including a right to acquire the same consideration paid to the shareholders in the corporate transaction) for those outstanding purchase rights, or (b) if any surviving or acquiring corporation (or its parent company) does not assume or continue outstanding purchase rights or does not substitute similar rights for outstanding purchase rights under the 2021 ESPP, then the participants’ accumulated contributions will be used to purchase the Company’s common shares within ten business days prior to the corporate transaction under the outstanding purchase rights, and the participants’ outstanding purchase rights will terminate immediately after such purchase.
For purposes of the 2021 ESPP, a “corporate transaction” generally means the occurrence, in a single transaction or in a series of related transactions, of the consummation of: (a) a sale of all or substantially all of the assets of the Company and its subsidiaries; (b) a sale or disposition of more than 50% of the Company’s outstanding securities; (c) a merger, consolidation, amalgamation, arrangement or similar transaction in which the Company is not the surviving corporation; or (d) a merger, consolidation, amalgamation, arrangement or similar transaction in which the Company is the surviving corporation but the common shares of the Company are converted into other securities, cash, or other property by virtue of the transaction.
New Plan Benefits
Participation in the 2021 ESPP is voluntary and each eligible employee will make his or her own decision whether and to what extent to participate in the 2021 ESPP. It is therefore not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the 2021 ESPP.
Duration, Amendment and Termination
Because each eligible employee will make his or her own decision whether and to what extent to participate in the 2021 ESPP, it is not possible to determine with specificity the period for which the 2021 ESPP share reserve will be sufficient to cover future purchases of shares.
The Compensation Committee may amend, suspend or terminate the 2021 ESPP at any time. However, except in regard to capitalization adjustments, any amendment to the 2021 ESPP must be approved by the shareholders to the extent shareholder approval is required by applicable law or listing requirements.
Rights granted before amendment, suspension or termination of the 2021 ESPP will not be materially impaired by any amendment, suspension or termination of the 2021 ESPP without consent of the employee to whom such rights were granted, except with the consent of the participant, as necessary to comply with applicable laws, or as necessary to obtain or maintain favorable tax, listing or regulatory treatment.
U.S. Federal Income Tax Consequences
The following generally summarizes certain key United States federal income tax consequences that will arise with respect to participation in the 2021 ESPP and with respect to the sale of common shares acquired under the 2021 ESPP. This summary is based on the tax laws in effect as of the date of this Proxy Statement/Circular. Changes to these laws could alter the tax consequences described below. The following summary is not intended to be a complete summary or legal interpretation, and it does not address consequences other than U.S. federal tax consequences. Eligible employees also might be subject to state or local tax, including tax in jurisdictions outside the U.S., as a result of participating in the 2021 ESPP.
Tax Consequences to Participants
423 Component. Participants do not experience any federal income tax consequences upon enrolling in the 2021 ESPP. Amounts withheld via payroll deduction for purposes of purchasing common shares under the 2021 ESPP are included in the participant’s income in accordance with the Company’s regular income and payroll tax withholding and reporting procedures. There is no income tax at the time the participant purchases common shares. As a general matter, additional income tax is not realized until the participant sells the common shares acquired under the 2021 ESPP.
A participant may have both ordinary income and capital gain income or both ordinary income and a capital loss upon the sale of common shares that was acquired under the 2021 ESPP. The amount of each type of income and loss will depend on when the participant sells the common shares and the price at which the participant sells the common shares.
If the participant sells the common shares more than two years after the commencement of the Offering during which the common shares was purchased and more than one year after the date that the participant purchased the common shares, then the participant will have ordinary income equal to the lesser of:
1. 15% of the value of the common shares on the day the Offering commenced; and
2.the participant’s profit (the excess of the sales proceeds over the purchase price).
Any profits in excess of amounts classified as ordinary income will be taxed as long-term capital gain income. If the participant sells the common shares at a loss (if sales proceeds are less than the purchase price) after satisfying these waiting periods, there is no ordinary income, and the participant will have a long-term capital loss for the difference between the sale price and the purchase price.
If the participant sells the common shares prior to satisfying these waiting periods, including by way of gift, then he or she will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have ordinary income equal to the value of the common shares on the day he or she purchased the common shares less the purchase price. If the participant’s profit exceeds the ordinary income, then the excess profit will be a capital gain. If the participant’s profit is less than the ordinary income, then the participant will have a capital loss equal to the value of the common shares on the day he or she purchased the common shares less the sales proceeds. This capital gain or loss will be long-term if the participant has held the shares for more than one year and otherwise will be short-term.
Non-423 Component. Participants do not experience any federal income tax consequences upon enrolling in the 2021 ESPP. Amounts withheld via payroll deduction for purposes of purchasing shares under the 2021 ESPP are included in the participant’s income in accordance with the Company’s regular income and payroll tax withholding and reporting procedures. A participant will have ordinary income equal to the difference between the purchase price and the fair market value of the shares when the participant purchases shares. This amount will be subject to withholding.
When the participant sells shares, the participant will have a capital gain or loss, depending on whether the sale price is more or less than the fair market value of the shares at purchase. This capital gain or loss will be long-term if the participant has held the shares for more than one year and otherwise will be short-term.
Tax Consequences to the Company
There will be no tax consequences to the Company except that we will be entitled to a deduction when a participant has ordinary income. Any such deduction will be subject to the limitations of Section 162(m) of the Code (“Section 162(m)”).

For the purposes of TSX approval, we relied on the exemption set forth in Section 602.1 of the TSX Company Manual, which provides that the TSX will not apply its standards to certain transactions involving eligible inter-listed issuers on a recognized exchange, such as the Nasdaq Global Select Market.
Registration with the SEC
If the 2021 ESPP is approved by our shareholders, we intend to file a Registration Statement on Form S-8 relating to the issuance of common shares under the 2021 ESPP with the SEC pursuant to the Securities Act of 1933, as amended.
Proposed Resolutions
It is proposed that at the Meeting the following resolution be adopted:
“RESOLVED that the Aurinia Pharmaceuticals Inc. 2021 Employee Share Purchase Plan, the full text of which is set out as Appendix D to the Company’s Proxy Statement/Circular for the annual meeting of shareholders to be held on June 7, 2021, be approved.”
Required Vote
“For” votes from holders of a majority of votes cast on the question is required to approve the 2021 ESPP. Abstentions and broker non-votes, if any, will have no effect.
Our Board of Directors unanimously recommends
that you vote “FOR” the foregoing resolution.

PROPOSAL 8
AMENDMENT TO BY-LAWS TO INCREASE QUORUM
On April 23, 2021, the Board approved an amended and restated form of the Company's by-law No. 2 (the "Amended and Restated By-Law"). The sole change to the Company's previous form of by-law was to increase the quorum required for shareholder meetings from two shareholders present in person or by proxy representing at least 25% of the Company's issued and outstanding common shares, to two shareholders present in person or by proxy representing at least 33 1/3% of the Company's issued and outstanding common shares (the "Quorum Amendment"). The amendment was completed in order to align the Company's quorum requirements with those required by Nasdaq.
The Quorum Amendment became effective upon its approval by the Board. However, pursuant to the provisions of the ABCA, the Quorum Amendment will cease to be effective unless confirmed by a resolution adopted by a simple majority of the votes cast by shareholders at the Meeting.
An excerpt from the Company's by-law that sets forth the amendment made is set forth below. A full copy of the Amended and Restated By-Law is attached as Appendix E.
Excerpt
"10.16 Quorum
A quorum for the transaction of business at any meeting of shareholders shall be at least two persons present in person, each being a shareholder entitled to vote thereat or a duly appointed proxy or representative for any absent shareholder so entitled, and representing in the aggregate not less than ~~Twenty-Five~~ Thirty-Three and one-third Percent (~~25~~33 1/3%) of the outstanding shares of the Corporation carrying voting rights at the meeting. If a quorum is present at the opening of any meeting of shareholders, the shareholders present or represented may proceed with the business of the meeting notwithstanding that a quorum is not present throughout the meeting. If within half an hour of the time appointed for the holding of a meeting of the shareholders a quorum is not present, the meeting, if convened upon a requisition of shareholders, shall be dissolved. In any other case, it shall stand adjourned to the same day in the next week at the same time and place; and if at such adjourned meeting a quorum not be present, those shareholders who are present shall be deemed to be a quorum and may transact all business which a full quorum might have done."
Proposed Resolutions
It is proposed that at the Meeting the following resolution be adopted:
“RESOLVED that the amended and restated form of the Company's by-law No. 2, amended as described in the Company’s Proxy Statement/Circular for the annual meeting of shareholders to be held on June 7, 2021, be confirmed and approved.”
Required Vote
“For” votes from holders of a majority of votes cast on the question is required to approve the Amended and Restated By-Law. Abstentions and broker non-votes, if any, will have no effect.
Our Board of Directors unanimously recommends
that you vote “FOR” the foregoing resolution.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information relating to the beneficial ownership of our common shares as of April 19, 2021, by:
•each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding common shares based on statements filed with the SEC pursuant to Section 13(d) or 13(g) of the Exchange Act;
•each of our directors and each nominee for director;
•each of our named executive officers; and
•all of our directors and executive officers as a group.
Beneficial ownership is based upon 128,120,927 common shares issued and outstanding as of April 19, 2021 and determined in accordance with the rules of the SEC and includes any shares over which a person or group exercises sole or shared voting or investment power plus any shares which such person or group has the right to acquire beneficial ownership of within 60 days of April 19, 2021, whether through the exercise of options or otherwise. Unless otherwise indicated, we believe that the persons or entities identified in this table have sole voting and investment power with respect to all shares shown beneficially owned by them. Common shares issuable upon vesting of outstanding equity awards that are exercisable or subject to vesting within 60 days after April 19, 2021 are deemed beneficially owned and such shares are used in computing the percentage ownership of the person holding the awards but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise noted below, the address of each director and executive officer is c/o Aurinia Pharmaceuticals Inc.., #1203 - 4464 Markham Street, Victoria, BC V8Z 7X8 Canada.

	Beneficial Ownership (1)
Name of Beneficial Owner	Number of Shares	Percent of Total
Greater than 5% shareholders
HealthCor Management, L.P. (2)	6,937,448	5.4%
ILJIN (3)	8,995,439	7.0%

Directors and Named Executive Officers
Peter Greenleaf (4)	1,025,117	*
Max Colao (5)	148,224	*
Max Donley (6)	209,000	*
Joseph Miller (7)	64,493	*
Dennis Bourgeault (8)	668,928	*
Stephen Robertson (9)	2,720	*
Dr. George M. Milne (10)	205,000	*
Dr. David R. W. Jayne (11)	165,000	*
Joseph P. Hagan (12)	128,500	*
Dr. Michael Hayden (13)	125,000	*
Dr. Daniel G. Billen (14)	115,000	*
Jill Leversage (15)	83,000	*
R. Hector MacKay-Dunn (16)	81,500	*
Timothy P. Walbert (17)	80,000	*
All current directors and executive officers as a group (16 persons) (18)	3,966,285	3.1%
*Indicates beneficial ownership of less than 1% of the total common shares outstanding.
(1)This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the SEC.
(2)This information is based solely on the Schedule 13G/A filed on February 12, 2021 collectively by HealthCor Management, L.P., HealthCor Offshore GP, LLC, HealthCor Offshore II GP, LLC, HealthCor Therapeutics HP, LLC,

HealthCor Associates, LLC, HealthCor Group, LLC, Joseph Healey, and Arthur Cohen. Collectively, HealthCor Offshore Master Fund, L.P., HealthCor Market Therapeutics Fund, L.P. and HealthCor Sanatate Offshore Master Fund, L.P. (each a "Fund" and together, the "Funds") are the beneficial owners of a total of 3,070,330 of our common shares. In addition, HealthCor Management, L.P. manages separately managed accounts that collectively hold a total of 3,867,118 of our common shares. HealthCor Offshore GP, LLC is the general partner of HealthCor Offshore Master Fund, L.P. Accordingly, HealthCor Offshore GP, LLC may be deemed to beneficially own the common shares that are beneficially owned by HealthCor Offshore Master Fund, L.P. HealthCor Group, LLC is the managing member of HealthCor Offshore GP, LLC and, therefore, may be deemed to beneficially own the common shares that are beneficially owned by HealthCor Offshore Master Fund, L.P. HealthCor Offshore II GP, LLC is the general partner of HealthCor Sanatate Offshore Master Fund, L.P. Accordingly, HealthCor Offshore II GP, LLC may be deemed to beneficially own the common shares that are beneficially owned by HealthCor Sanatate Offshore Master Fund, L.P. HealthCor Group, LLC is the managing member of HealthCor Offshore II GP, LLC and, therefore, may be deemed to beneficially own the common shares that are beneficially owned by HealthCor Sanatate Offshore Master Fund, L.P. HealthCor Therapeutics GP, LLC is the general partner of HealthCor Therapeutics Master Fund, L.P. Accordingly, HealthCor Therapeutics GP, LLC may be deemed to beneficially own the common shares that are beneficially owned by HealthCor Therapeutics Fund, L.P. HealthCor Group, LLC is the managing member of HealthCor Therapeutics GP, LLC and, therefore, may be deemed to beneficially own the common shares that are beneficially owned by HealthCor Therapeutics Master Fund, L.P. By virtue of its position as the investment manager of the Funds, HealthCor Management, L.P. may be deemed a beneficial owner of all the common shares owned by the Funds, as well as those it manages through separately managed accounts. HealthCor Associates, LLC is the general partner of HealthCor Management, L.P. and thus may also be deemed to beneficially own the common shares that are beneficially owned by the Funds or managed through such accounts. As the Managers of HealthCor Associates, LLC, Arthur Cohen and Joseph Healey exercise both voting and investment power with respect to the common shares reported herein, and therefore each may be deemed a beneficial owner of such common stock. In such filing, HealthCor Management, L.P., HealthCor Associates, LLC, HealthCor Offshore Master Fund, L.P., HealthCor Offshore GP, LLC, HealthCor Group, LLC, HealthCor Sanatate Offshore Master Fund, L.P., HealthCor Offshore II GP, LLC, HealthCor Therapeutics Master Fund, L.P., HealthCor Therapeutics GP, LLC and Joseph Healey list their address as 55 Hudson Yards, 28th Floor, New York, NY 10001. The address of Arthur Cohen is listed as 12 South Main Street #203, Norwalk, CT 06854.
(3)This information is based solely on the Schedule 13D/A filed on January 27, 2021 collectively by ILJIN SNT Co., Ltd. (“ILJIN SNT”), ILJIN Semiconductor Co., Ltd., ILJIN Steel Co., Ltd. (“ILJIN Steel”), ILJIN C&S Co., Ltd., Sae Kyoung Huh, and Chin Kyu Huh The aggregate amount beneficially owned by each reporting person consists of: (i) 1,711,700 common shares held by Mr. Huh, (ii) 4,995,802 common shares held by ILJIN SNT, (iii) 666,666 common shares issuable to ILJIN SNT upon the exercise of presently-exercisable warrants and (iv) 1,621,271 common shares held by ILJIN Steel. The address for the investors is listed as (Dohwa-dong), 45 Maop-daero, Mapo-gu, Seoul, Korea 121-716, Attention: Young Hwa Kim.
(4)Consists of 1,016,789 options vesting or exercisable within 60 days of April 19, 2021 and 8,328 common shares owned outright.
(5)Consists of 140,024 options vesting or exercisable within 60 days of April 19, 2021 and 8,200 common shares owned outright.
(6)Consists of 209,000 options vesting or exercisable within 60 days of April 19, 2021.
(7)Consists of 64,493 options vesting or exercisable within 60 days of April 19, 2021.
(8)Consists of 30,978 options vesting and exercisable within 60 days of April 19, 2021 and 70,891 common shares owned outright.
(9)Consists of nil options vesting or exercisable within 60 days of April 19, 2021 and 2,720 common shares owned outright.
(10)Consists of 165,000 options vesting or exercisable within 60 days of April 19, 2021 and 40,000 common shares owned outright.
(11)Consists of 135,000 options vesting or exercisable within 60 days of April 19, 2021 and 30,000 common shares owned outright.
(12)Consists of 125,000 options vesting or exercisable within 60 days of April 19, 2021 and 3,500 common shares owned outright.
(13)Consists of 30,000 options vesting or exercisable within 60 days of April 19, 2021 and 95,000 common shares owned outright.
(14)Consists of 95,000 options vesting or exercisable within 60 days of April 19, 2021 and 20,000 common shares owned outright.

(15)Consists of 80,000 options vesting or exercisable within 60 days of April 19, 2021 and 3,000 common shares owned outright.
(16)Consists of 80,000 options vesting or exercisable within 60 days of April 19, 2021 and 1,500 common shares owned outright.
(17)Consists of 80,000 options vesting or exercisable within 60 days of April 19, 2021.
(18)Includes shares beneficially owned by all of our current executive officers and directors as a group. Consists of 3,436,262 options vesting or exercisable within 60 days of April 19, 2021 and 530,023 common shares owned outright.

EXECUTIVE OFFICERS OF THE COMPANY
The following table sets forth information concerning our executive officers, including their ages, as of the date of this Proxy Statement/Circular.

Name of Executive Officer	Age	Position(s)
Peter Greenleaf	51	President, Chief Executive Officer and Director
Joe Miller	47	Chief Financial Officer
Massimiliano ("Max") Colao	56	Chief Commercial Officer
Matthew ("Max") Donley	52	Executive Vice President, Operations and Strategy
Robert Huizinga, PhD RN, CNeph(C)	56	Executive Vice President, Research
Michael Martin	49	Chief Business Officer
Stephen P. Robertson	39	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer
Neil Solomons, M.D.	53	Chief Medical Officer

The brief biographies below include information, as of the date of this Proxy Statement/Circular, regarding the specific and particular experience, qualifications, attributes or skills of each executive officer of our Company.

Peter Greenleaf, MBA, Chief Executive Officer

Refer to "Proposal 2 Board of Directors" Section for Peter Greenleaf's biography.

Joe Miller, Chief Financial Officer

Joe Miller has served as Chief Financial Officer of the Company since April 27, 2020. Joe is responsible for developing and leading the Company’s financial operations. Joe has over two decades of experience as a senior executive managing financial operations and supporting enterprise growth in companies across the health sciences, biotech and pharmaceutical sectors. Most recently, he served as Chief Financial Officer, Principal Executive Officer, and Corporate Secretary at Cerecor, Inc from July 2018 to April 2020. At Cerecor, he completed the acquisition of Ichorion Therapeutics, Inc., the purchase of Aevi Genomic Medicine, and facilitated a strategic transformation of the organization by leading the divestiture of the company’s commercial portfolio in a transaction with Aytu BioScience, Inc. in 2019. Joe currently serves as a director on Cerecor’s board. Prior to Cerecor, Joe was the Vice President of Finance at Sucampo Pharmaceuticals, Inc. from October 2015 to April 2018, where he was responsible for building out the finance organization to effectively support the company’s rapid growth, ultimately leading to the $1.2B merger with Mallinckrodt in early 2018 to U.K. pharmaceutical giant Mallinckrodt PLC. Prior to Sucampo Pharmaceuticals, Inc. he served in various progressive finance and management roles at QIAGEN, Eppendorf and KPMG LLP. Joe received his B.S. in accounting from Villanova University and is a Certified Public Accountant.

Massimiliano ("Max") Colao, Chief Commercial Officer

Max Colao has served as Chief Commercial Officer of the Company since February 2020. Mr. Colao has nearly 30 years of commercial operations experience. Mr. Colao led U.S. commercial operations at Alexion Pharmaceuticals Inc. from May 2014 to May 2018 and launched multiple rare disease therapies. Prior to joining Alexion, Max spent nearly 20 years at Amgen Inc., holding roles of increasing responsibility on various marketing and sales teams, most notably leading U.S. launches, commercialization, and pricing strategy in the areas of rheumatology, dermatology, and autoimmune disorders for Enbrel®, Prolia®, and Nplate®. Most recently, he was Chief Commercial Officer and Head of Business Development at Abeona Therapeutics Inc. from June 2018 to February 2020, where he led the company’s commercialization and business development efforts of autologous cell therapy and AAV9-based gene therapy for rare diseases. Max received his B.S. in applied mathematics and economics from the University of California, Los Angeles and his MBA from the University of Southern California.

Matthew ("Max") Donley, MBA, Executive Vice President, Operations and Strategy

Max Donley has served as Executive Vice President, Operations and Strategy of the Company since July 2019. He most recently led Human Resources, Information Technology and Facilities at Senseonics from December 2018 to May 2019. Prior to that, Max was Executive Vice President of Global Human Resources, Information Technology, and Corporate Strategy at Sucampo Pharmaceuticals until its acquisition in February 2018 to U.K. pharmaceutical company Mallinckrodt PLC. Max also served as Executive Vice President, Human Resources and Corporate Affairs at MedImmune from July 2000 to May 2013 where he provided business-integrated leadership and delivered professional tools, programs and services to optimize MedImmune’s human capital investments worldwide. Max received his B.A. from University of Michigan and his M.B.A from George Mason University.

Michael R. Martin, Chief Business Officer

Michael Martin has served as Chief Business Officer of the Company since June 2020, previously Chief Operating Officer since September 2013. In this role he oversees all Business Development, Licensing and Partner Management activities along with overall management of the Company's intellectual property portfolio. He was formerly CEO, director and co-founder of the privately held Aurinia Pharmaceuticals Inc. starting in May 2012, which merged in 2013 with the former Isotechnika Pharma Inc. Michael is a biotech/pharmaceutical executive with over 20 years of industry experience. Michael joined Aurinia from Vifor Pharma where he held the position of Director, Global Business Development & Licensing from September 2006 to June 2012. Prior to Vifor, Michael was a key member of the business development team that saw Aspreva sold to Galenica for $915M in 2007. Upon joining Aspreva in 2004, Michael initiated the strategic launch planning process for CellCept® in “less-common” autoimmune diseases. These included such indications as pemphigus vulgaris, myasthenia gravis, and LN. Prior to this, Michael held a variety of progressively senior commercial positions at Schering-Plough (now Merck). Most recently, he was responsible for the Rheumatology business unit for Remicade® in France. In this role, he had full profit and loss responsibilities and had direct responsibility for the sales team, the marketing team and the infusion access team. In addition, while at Schering-Plough, Michael was the brand manager responsible for the Canadian launch of Remicade (infliximab), which ultimately became the most successful product launch in Canadian history and the largest selling biologic ever. Michael started his career in the industry in the sales organization of Schering-Plough where he received multiple awards and recognition while rapidly progressing towards the prior mentioned roles. Michael received his B.Sc. (Biochemistry) from the University of Victoria.

Robert B. Huizinga, PhD RN, CNeph(C), Executive Vice President, Research

Robert Huizinga has served as Executive Vice President, Research of the Company since June 2020. Mr. Huizinga has more than 25 years of clinical research experience. He has managed the global clinical development of voclosporin since 2002 when he was with the Company prior to its merger with Aurinia Pharma Corp. (a private company predecessor to the Company) in September 2013. Before joining the Company, Rob was an Investigator in nephrology and transplantation clinical trials where he was involved in more than 60 clinical trials from Phase 1 through Phase 4 and the successful development of numerous compounds including CellCept®, Neoral®, Prograf®, Aranesp® and Simulect®. He has acted as a consultant to nephrology and transplantation pharmaceutical companies, has lectured extensively and is recognized as an expert in immunosuppression drug development. Rob has numerous articles published in leading medical journals, including the Lancet, Kidney International and the American Journal of Transplantation. He is a member of many professional societies related to nephrology, transplantation, and nursing, has served on many nephrology and transplantation committees and is the founder of RenalPro, a moderated forum for renal professionals. Rob has a PhD (Organizational Leadership) from Regent University, is a Registered Nurse in British Columbia, holds his certification in Nephrology, a M.Sc. in Medicine (Epidemiology) from the University of Alberta, and a member of Sigma Theta Tau (Honor Society of Nursing).

Stephen Robertson, Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

Stephen Robertson has served as Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer of the Company since November 2020. Stephen is responsible for all legal matters related to Aurinia, its investigational drug voclosporin and potential future in-licensing and out-licensing agreements. Stephen brings more than 13 years of corporate law experience across various roles with the law firm Borden Ladner Gervais LLP, where he had been a Partner since 2014. He has focused on advising clients on securities, corporate and commercial legal matters, including extensive experience with mergers and acquisitions and commercial agreements. Stephen has served as Corporate Secretary for Aurinia since 2014.

Stephen received his Bachelor of Laws degree from the University of Manitoba. He has been recognized with a number of awards and honors, including being included in the 2020 edition of the Best Lawyers in Canada for Securities Law.

Neil Solomons, MD, Chief Medical Officer

Dr. Neil Solomons has served as Chief Medical Officer of the Company since September 2013. Dr. Solomons co-founded privately-held Aurinia Pharmaceuticals in 2012. He is an experienced pharmaceutical physician with over 20 years of clinical development and medical affairs experience in both large pharma and biotech. He is a recognized expert in rare-disease drug development and is widely published in this field. Neil joined Aurinia from Vifor Pharma, formerly Aspreva Pharmaceuticals (Nasdaq:ASPV) where he held the position of Vice President, Research and Development from January 2008 to May 2013, being the lead clinician in the development of CellCept® in rare diseases. Neil led the CellCept® Clinical Development teams of over 50 people that saw the completion, reporting, and publication of studies in pemphigus vulgaris and myasthenia gravis (both industry firsts), and the successful landmark LN study called ALMS. He was responsible for all clinical development activities from Phases 1 to 3, as well as participating in the formulation of R&D strategy, portfolio management, and due diligence efforts. Prior to Vifor & Aspreva, Neil held a variety of positions at Roche in both Global Clinical Development and Medical Affairs in transplantation, virology, and auto-immune diseases. While at Roche, Dr. Solomons led a diverse team in the development and implementation of post-marketing studies for its transplantation (CellCept® and Zenapax®) and virology (Cytovene®) franchises. Neil qualified in medicine in 1991 receiving his MB BS (MD) at Guys Hospital Medical School, London. He subsequently worked as a physician in London UK, completing specialist training in anesthesia and intensive care. His research interests included sepsis and chronic pain.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Overview of Corporate Accomplishments
In just two years’ time, Aurinia has experienced a dramatic transition from a clinical stage biopharmaceutical company to a commercial ready organization. Much of this successful evolution is the result of key leadership hires including our CEO, CFO, CCO, EVP Operations and Strategy and EVP General Counsel, Corporate Secretary and Chief Compliance Officer. In addition, the Board experienced substantive change with the incorporation of four new board members to significantly adjust and establish our corporate governance and enterprise risk management posture.
All of these changes and new hires occurred during a time of great uncertainty for Aurinia. Over the past two years, the Company faced a proxy contest and there was an unclear picture regarding the phase 3 trial for voclosporin. Aurinia at that time was heavily focused on and staffed for development activities. Our technology landscape was immature with a lack of functional capabilities to ensure a successful launch of voclosporin upon FDA approval.
Recognizing what was needed to transform the organization and support commercial efforts, the leadership team established and executed on comprehensive goals. These goals included:
1.Strengthening the balance sheet most notably through the equity raise in July 2020 which added $200 million, to fund the commercial transformation. Several additional initiatives throughout 2020 helped to ensure the company ended with a cash and investments position of $423 million at December 31, 2020.
2.Increasing the focus on voclosporin for the treatment of LN, which included the discontinuation of trials for voclosporin for the use in dry eye syndrome and focal segmental glomerulosclerosis. The focus on commercializing voclosporin was further supported by several key activities:
•Executing a strategic rest of world partnership with Otsuka Pharmaceuticals Co., Ltd. for global monetization of voclosporin.
•Ensuring long term product supply to meet growing demands for voclosporin through our agreement with Lonza Ltd. to build a dedicated monoplant facility.
•Achieving successful FDA approval of LUPKYNISTM including a differentiated label supporting of intellectual property through 2037.
3.Building commercial capabilities by hiring an experienced team of commercial employees with deep expertise in pharmaceutical and autoimmune diseases headed by our new Chief Commercial Officer. The team is working diligently to bring awareness to the disease, the possibilities of LUPKYNIS to be best in class treatment and meet the needs of patients and physicians throughout the United States. Our vertical commercial expertise enabled us to launch in market the first business day post approval.
4.Maturing the functional and technological operations to support the new commercial focused organization. The Company established a stable, integrated enterprise system architecture, ensured a successful first year of Sarbanes Oxley 404(b) compliance through diligence and transparency and increased capabilities in Finance, IT, Legal and HR.
At the start of 2019, Aurinia’s market capitalization was $567 million and with the strengthened leadership and keen focus on the goals for 2020, Aurinia ended the year with a market capitalization three times higher at $1.7 billion.
Under this leadership team, the Company has demonstrated an ability to execute and has positioned the company as a viable commercial entity actively executing a strategy to establish LUPKYNIS as the standard of care for LN.

Overview
This Compensation Discussion and Analysis discusses our executive compensation policies and how and why our Compensation Committee arrived at specific compensation decisions for the year ended December 31, 2020. It provides qualitative information on the factors relevant to these decisions and the manner in which compensation is awarded to our NEOs for the fiscal year ended December 31, 2020, which consist of our principal executive officer, our principal financial officer and former principal financial officer during the year ended December 31, 2020, and our three other most highly compensated executive officers as of December 31, 2020. Our NEOs for 2020 were:

Name	Position(s)
Peter Greenleaf	Chief Executive Officer and Director
Joe Miller	Chief Financial Officer
Dennis Bourgeault	Former Chief Financial Officer
Max Colao	Chief Commercial Officer
Max Donley	Executive Vice President, Operations and Strategy
Stephen Robertson	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer
Information about the compensation awarded to the NEOs can be found in the "Summary Compensation Table" and related compensation tables below.
Executive Summary
The important features of our executive compensation program include the following:
•A substantial portion of executive pay is tied to performance. We structure a significant portion of our NEOs’ compensation to be variable, at risk and tied directly to our measurable performance.
•Our executive bonuses are dependent on the Company and the officer achieving annually determined goals and objectives. Our annual performance-based bonus opportunities for all of our NEOs are determined by the Compensation Committee in its sole discretion based upon the Company’s and the officer’s achievement of goals and objectives determined on an annual basis by our Board of Directors on the recommendation of the Compensation Committee.
•We emphasize long-term equity incentives. Equity awards are an integral part of our executive compensation program and comprise the primary “at-risk” portion of our NEOs compensation package. For example, during 2020, we granted our executive officers options to purchase our common shares and performance awards (PAs). These awards strongly align our executive officers’ interests with those of our shareholders by providing a continuing financial incentive to maximize long-term value for our shareholders and by encouraging our executive officers to remain in our long-term employ.
•We do not provide our executive officers with any excise tax gross ups.
•We generally do not provide executive fringe benefits or perquisites to our executives, such as car allowances.
•Our Compensation Committee has retained an independent third-party compensation consultant for guidance in making compensation decisions. The compensation consultant advises the Compensation Committee on market practices, including identifying a peer group of companies and their compensation practices, so that our Compensation Committee can regularly assess the Company’s individual and total compensation programs against these peer companies, the general marketplace and other industry data points.
Objectives, Philosophy and Elements of Executive Compensation
The Company’s executive compensation program and strategy is designed to:
•assist the Company in attracting and retaining talented executives;
•provide a strong incentive for executives and key employees to work toward achievement of the Company’s goals and strategic objectives;
•align management’s interests with those of our shareholders and other stakeholders;
•motivate executives towards the enhancement of long-term shareholder value; and
•be competitive with other companies of similar size and business.
To further these objectives, the Compensation Committee designs pay and performance programs that reflect the level of job responsibility with specific considerations while aligning the Company’s compensation programs with those of pharmaceutical companies of similar size and clinical stage. It also aligns the annual cash incentive (bonus) program to the achievement of objectives that will drive future success and enhance shareholder value by linking a significant portion of the bonus program to overall corporate performance and attainment of specific value enhancing goals and milestones. The Compensation Committee assesses the performance of the Company’s CEO in accordance with these objectives and makes recommendations to the Board, and the Board approves all decisions regarding his compensation.
Annually, specific and measurable performance objectives are defined for each executive officer.
For 2020, the objectives, against which the executive officers were evaluated, included clinical and regulatory objectives and milestones, financing to support launch and commercialization, and pre-commercial and business development targets.
The Company’s compensation program and strategy for its executive officers consists primarily of three main elements: base salary, an annual cash incentive (bonus), and equity-based compensation consisting of the grants of stock options and PAs.

Element of Compensation	Objectives	Key Features
Base Salary (fixed cash)
Provides a base compensation that reflects the executive’s experience and responsibilities, and which is competitive with salaries of executives with similar responsibilities and experience at comparable companies.

•Reviewed annually
•Determined based on a number of factors (including individual performance and the overall performance of our Company) and by reference, in part, to market data provided by our independent compensation consultant.

Performance Bonus (at-risk cash)	Motivates executive officers to work toward achievement of the Company’s goals and strategic objectives. Underscores pay for performance philosophy.
•Reviewed annually
•Target bonus amounts are determined based on a combination of internal equity and external market competitiveness.
•Bonus payouts are dependent upon achievement of specific corporate performance objectives consistent with our long-term strategic plan and individual performance objectives.

Long-Term Incentive (at-risk equity)	Aligns the compensation of the CEO, other executive officers and key employees with the long-term interests of the shareholders and rewards the achievement of the long-term strategic goals and objectives of the Company. Underscores pay for performance philosophy. Attracts highly qualified executives and encourages their continued employment over the long-term.
•Reviewed annually
•Equity awarded by the Compensation Committee (other than to the CEO, which are awarded by the Board, on recommendation from the Compensation Committee).
•Individual awards are determined based on a number of factors, to include internal equity and external market competitiveness, individual and/or company performance, input from independent executive compensation consultant, contractual requirements and/or other inputs considered.

We focus on providing a competitive compensation package to our executive officers which provides significant short and long-term incentives for the achievement of measurable Company and executive officer goals and objectives. We believe that this approach provides an appropriate blend of short-term and long-term incentives to maximize shareholder value.
We do not have any formal policies for allocating compensation among salary, performance bonus awards and equity grants, short-term and long-term compensation or among cash and non-cash compensation. Instead, the Compensation Committee uses its judgment to establish a total compensation program for each named executive officer that is a mix of current, short-term and long-term incentive compensation, and cash and non-cash compensation, that it believes appropriate to achieve the goals of our executive compensation program and our corporate objectives. However, historically we have structured a significant portion of the named executive officers’ total target compensation so that it is comprised of performance-based bonus opportunities and long-term equity awards, in order to align the executive officers’ incentives with the interests of our shareholders and our corporate goals.
2020 Say-on-Pay Results
We submitted our approach to compensation to an advisory say on pay vote at our annual general shareholder meeting in 2020. Of the common shares voted at that meeting, 98.5% of shareholders voted in favor of the approach to compensation detailed in the proxy statement for that meeting. While the vote was advisory and non-binding, our Board and Compensation Committee appreciated the strong show of support from our shareholders to our approach to executive compensation.
How We Determine Executive Compensation
Role of our Compensation Committee, Management and the Board
The Compensation Committee is appointed by the Board and has responsibilities related to the compensation of the Company’s directors, officers, and employees and the development and administration of the Company’s compensation plans. For details on the Compensation Committee’s oversight of the executive compensation program, see the section titled “Compensation Committee” of this Proxy Statement/Circular. Our Compensation Committee consists solely of independent members of the Board.
The Compensation Committee meets periodically throughout the year to manage and evaluate our executive compensation program, and generally determines the principal components of compensation (base salary, performance bonus and equity awards) for our executive officers on an annual basis; however, decisions may occur at other times for new hires, promotions or other special circumstances as our Compensation Committee determines appropriate. The Compensation Committee does not delegate authority to approve executive officer compensation. The Compensation Committee does not maintain a formal policy regarding the timing of equity awards to our executive officers.

Role of Executive Officers in Compensation Decisions
The Compensation Committee assesses the performance of the Company’s CEO and makes recommendations to the Board, and the Board approves all decisions regarding the CEO's compensation. The Compensation Committee consults with and receives input and recommendations from the CEO regarding the performance, assessment and compensation of all the other executive officers and determines the compensation of such executives. From time to time, various other members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice or otherwise participate in the Compensation Committee meetings. Although the Compensation Committee generally considers recommendations from the CEO, decisions regarding the compensation of the Company’s executive officers are made by the Compensation Committee and may reflect factors and consideration other than information and recommendations provided by the CEO.
Role of Compensation Consultant
The Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. The Compensation Committee has retained Willis Towers Watson US LLC ("WTW") as its compensation consultant. A representative of WTW generally attends meetings of the Compensation Committee. In addition, WTW supports the selection of companies included in our compensation peer group, provides competitive market assessments of the compensation of our executive officers and non-employee director compensation programs, reviews the CD&A section of our proxy statements, and provides support on other matters as requested by the Compensation Committee.
The Compensation Committee has analyzed whether the work of WTW as compensation consultant raises any conflict of interest, taking into account relevant factors in accordance with SEC guidelines. Based on its analysis, our Compensation Committee determined that the work of WTW and the individual compensation advisors employed by WTW does not create any conflict of interest pursuant to the SEC rules and Nasdaq listing standards.
Factors Used in Determining Executive Compensation
Our Compensation Committee sets the compensation of our executive officers at levels they determine to be competitive and appropriate for each NEO, using their professional experience and judgment. Pay decisions are not made by use of a formulaic approach or benchmark; the Compensation Committee believes that executive pay decisions require consideration of a multitude of relevant factors which may vary from year to year. In making executive compensation decisions, the Compensation Committee generally takes into consideration the factors listed below.
•Company performance and existing business needs;
•Each named executive officer’s individual performance, scope of job function and the critical skill set of the named executive officer to the company’s future performance;

•The need to attract new talent to our executive team and retain existing talent in a highly competitive industry;
•A range of market data reference points, as described above under “Use of Competitive Market Compensation Data”; and
•Recommendations from consultants on compensation policy determinations for the executive officer group.
Setting Executive Compensation
Performance goals are determined early in the year for each executive officer and relate to milestones and/or achievements, which aim to facilitate the Company’s overall goals and objectives. These performance goals are assessed by the Compensation Committee. The Board makes the final determination in respect of setting the Company’s goals each year, based on the recommendation of the Compensation Committee. These objectives can be altered at the discretion of the Board if appropriate due to changes in business factors or conditions.
The Company annually determines the corporate objectives for purposes of the annual cash incentive bonus program. Following the end of the year, the Compensation Committee assesses the achievement of such objectives with input from the CEO and based on such assessment, determines an aggregate cash incentive bonus for each executive officer. The Compensation Committee approves the cash incentive bonus for the Company’s executive officers (other than the CEO), and recommends the cash incentive bonus for the CEO to the Board for approval.
The awarding of equity-based compensation is subject to the judgment of the Compensation Committee and Board, exercised annually based on the consideration of a variety of factors, and is not subject to any minimum amount.
As part of its review of management compensation and incentive programs, the Compensation Committee retains external independent consultants to review and provide benchmark data of a comparable group of companies. The Compensation Committee believes that it is important when making its compensation decisions to be informed as to the current practices of comparable public companies with which we compete for top talent.
During 2020, the Compensation Committee engaged WTW to assist in updating the benchmarking data and provide advice on the total direct compensation (base salary, annual short and long-term incentives) for the NEOs (and the Company’s other officers) for the 2020 fiscal year. The Compensation Committee must pre-approve any additional services that WTW would provide to the Company at the request of management of the Company.
As part of its 2020 benchmarking and review process, WTW (in consultation with the Compensation Committee) developed a 2020 comparator group, comprising 19 Canadian and U.S.-listed companies (the "2020 Peer Group"). The 2020 Peer Group includes multiple entities from the peer group selected for the 2019 compensation review but has removed and added various entities that are more comparable to the Company's size and status of operations. Selection for the 2020 Peer Group included industry classification, revenue, market capitalization, trailing 12-month market capitalization, employee base, research and development expenses, and business focus. The Company’s market capitalization at the time fell into the middle of the market cap range. The equity data used by WTW was obtained from public proxy filings and Radford’s 2019 Global Life Sciences survey (mid-size public company data used for equity benchmarking). The 2020 Peer Group consisted of the following 19 public companies:

Aimmune Therapeutics, Inc.	Akebia Therapeutics, Inc.	Apellis Pharmaceuticals, Inc.
Chemocentryx, Inc.	Epizyme, Inc.	Halozyme Therapeutics, Inc.
Insmed Incorporated	Karyopharm Therapeutics Inc.	Knight Therapeutics Inc.
MacroGenics, Inc.	Nektar Therapeutics	Reata Pharmaceuticals, Inc.
Regenxbio Inc.	Revance Therapeutics, Inc.	Sorrento Therapeutics, Inc.
TG Therapeutics, Inc.	Viela Bio, Inc.	Xencor, Inc.
Zymeworks Inc.
WTW provided the Compensation Committee with its assessment of competitive market practice with respect to NEO total direct compensation based on the benchmarking work it performed. The Compensation Committee considered the competitive market data provided by WTW where appropriate and in conjunction with its own assessment of competitive compensation requirements as well as management recommendations.
The elements of compensation are targeted at ensuring that the compensation paid by the Company to its executive officers remains in a reasonably competitive range as compared to its comparator group. The compensation philosophy at a minimum is to focus on 50th percentile positioning for comparable roles in the comparator group with upside or downside based on performance, market demand and recognition of other inputs.
As a supplement to the peer group research completed in 2020, the Compensation Committee also requested specific compensation data when finalizing pay for our Chief Financial Officer, Chief Commercial Officer and Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer, each of whom was hired during 2020. External market data was gathered in a manner consistent with the benchmarking and review process described above.
Max Colao, Joe Miller and Stephen Robertson were hired in 2020 and as such, their compensation was based on different factors than the other NEOs.
The determination of Max, Joe and Stephen's base salaries were the result of negotiations between the Company and such executive officer and based on a number of factors including their existing salary at their respective prior places of employment, review of salaries against the comparator group and compensation of other executive officers. Their potential annual bonus is identical to the annual bonus potential of the Company's other executive officers. As part of their hiring process, each was granted initial incentive option grants. It is anticipated that future awards granted to these individuals will be more in line with annual grants made by the Company.
2020 Executive Compensation Program
Base Salary
The base salaries of our executive officers are designed to compensate them for day-to-day services rendered during the fiscal year. Appropriate base salaries are used to recognize the experience, skills, knowledge and responsibilities required of each executive officer and to allow us to attract and retain individuals capable of leading us to achieve our business goals in competitive market conditions.
The base salaries of our executive officers are reviewed at least annually by our Compensation Committee and adjustments are made to reflect Company and individual performance, as well as competitive market practices. Our Compensation Committee also takes into account subjective performance criteria, such as an executive officer’s ability to lead, organize and motivate others, develop the skills necessary to mature with us, set realistic goals to be achieved in his or her respective area, and recognize and pursue new business opportunities that enhance our growth and success. Our Compensation Committee does not apply specific formulas to determine increases, but instead makes an evaluation of each executive officer’s contribution to our long-term success. Annual adjustments to base salaries are effective as of January 1 of each year, with mid-year adjustments to base salaries made under special circumstances, such as promotions or increased responsibilities, or to align certain base salaries with those of individuals in comparable positions at the companies in our compensation peer group.

The 2020 and 2021 base salaries for our executive officers were as follows:

Executive	2020 Base Salary	Percentage Increase in Base Salary from December 2019	2021 Base Salary	Percentage Increase in Base Salary from December 2020
Peter Greenleaf	$673,400	3.6%	$723,905	7.5%
Joe Miller(2)	$410,000	—	$437,675	6.8%
Dennis Bourgeault(1)	$291,759	3.1%	$—	—%
Max Colao(2)	$425,000	—	$459,000	8.0%
Max Donley	$383,320	3.6%	$448,986	17.1%
Stephen Robertson(2)(3)	$425,000	—	$446,453	5.0%
(1)Dennis Bourgeault's full year salary was translated from Canadian dollars ("CAD") to US Dollars ("USD") using the 2020 year end foreign exchange rate from the Bank of Canada.
(2)The salaries listed for Joe Miller, Max Colao and Stephen Robertson represent their full year salary per their employment agreement, and do not reflect actual salaries earned in 2020.
(3)Stephen Robertson's 2021 salary was translated from Canadian dollars ("CAD") to US Dollars ("USD") using the 2020 year end foreign exchange rate from the Bank of Canada.

Annual Performance Bonus
Our NEOs are eligible to receive performance-based cash bonuses, which are designed to provide appropriate incentives to our executive officers to achieve defined annual corporate goals and to reward them for individual performance towards these goals. The annual performance-based bonus each current named executive officer is eligible to receive is generally based on the extent to which we achieve the corporate goals and objectives that the Board, on recommendation of the Compensation Committee, establishes each year. At the end of the year, the Compensation Committee reviews our performance and recommends to the Board the extent to which we achieved each of these corporate goals. The Board determines the final extent to which we achieved each of these corporate goals. Generally, the Compensation Committee will assess each named executive officer’s individual contributions towards reaching our annual corporate goals and objectives but does not typically establish specific individual goals for our named executive officers. Individual goals for all of our named executive officers (except our CEO) are determined by the CEO. There are no individual goals for the CEO, as his goals are based on the overall corporate goals. For the other NEOs, the weighting for corporate goals is 75% and personal goals is 25% (as determined by the Compensation Committee in March 2020).
The table below sets forth the targets for our NEOs for 2020, as provided for in their respective employment agreements. The target percentage is paid as a percentage of such executive officer’s base salary. In February 2021, the Compensation Committee approved an adjustment to the target percentage of the Company's executive officers (other than Peter Greenleaf) from 40% to 50%, which is reflected in the table below.

Executive Officer	2020 Target Percentage of Base Salary	2021 Target Percentage of Base Salary
Peter Greenleaf	70%	70%
Joe Miller	40%	50%
Dennis Bourgeault(1)	—%	—%
Max Colao	40%	50%
Max Donley	40%	50%
Stephen Robertson	40%	50%

(1) Dennis Bourgeault retired on April 27, 2020 and as a result, was not eligible for a 2020 annual performance bonus.
In the first quarter of 2020, the Board, on recommendation of the Compensation Committee, established the corporate goals described below. Our objective is for our corporate goals to be directly aligned with our specific strategic goals, including advancing our development programs, our research function, our clinical activities, commercialization activities and certain corporate and financial goals, which we believe will create long-term value for shareholders. The maximum possible corporate achievement for 2020 was 200% of our 2020 corporate goals. In January 2021, the Board and the Compensation Committee evaluated the accomplishments and performance of the Company against such corporate goals. After its consideration of the Company’s performance, as more specifically described below, the Compensation Committee rated our 2020 corporate achievement at 150%.

Corporate Goal – Core	Weighting	Corporate Achievement
Deliver pipeline - successfully navigate FDA process and drive additional LN research	55%	Exceeded
Evolve Aurinia organization - out license another territory, hire key personnel, launch brand strategy and build out commercial infrastructure	30%	Exceeded
Deliver financials and diversify pipeline	15%	Exceeded

In December 2020, after making these determinations regarding level of corporate performance achieved against the pre-established performance goals, the Compensation Committee (for NEOs other than the CEO) and the Board (for the CEO and without the CEO being present for deliberations and approval) reviewed and approved corporate cash incentives as set forth in the table below. The Compensation Committee and the Board may, in their sole discretion, eliminate any individual cash incentive or reduce or increase the amount of compensation payable with respect to any individual cash incentive.

	2020 Target Annual Cash Incentive		2020 Actual Annual Cash Incentive Paid
Named Executive Officer	% of Base Salary	$	% of Target Annual Cash Incentive	$
Peter Greenleaf	70%	$471,380	150%	$707,070
Joe Miller (1)	40%	111,818	150%	230,625
Dennis Bourgeault (2)	40%	116,704	—%	—
Max Colao (3)	40%	141,667	150%	265,625
Max Donley	40%	153,328	150%	239,575
Stephen Robertson (4)	40%	$28,832	150%	$118,933

(1)Joe Miller's cash incentive paid was pro-rated based on tenure with the Company, which was increased from 68% to 90% of total target based on a resolution by the Compensation Committee in December 2020.
(2)Dennis Bourgeault's cash incentive was translated to USD from CAD using the year end exchange rate from Bank of Canada. He did not receive any payout in 2020 due to retirement in April 27, 2020.
(3)Max Colao's cash incentive paid was pro-rated based on tenure with the Company, which was increased to 100% of total based on a resolution by the Compensation Committee in December 2020.
(4)Stephen Robertson's cash incentive paid was pro-rated based on tenure with the Company, which was increased from 18% to 50% of total target based on a resolution by the Compensation Committee in December 2020.
Long-term Incentive Grants
In 2020, the Compensation Committee approved the following grants of options to purchase our common shares and PAs to our NEOs.

Executive	Share Option Grant (# shares)(1)(6)	Performance Awards (# shares) (7)
Peter Greenleaf	1,229,800	141,500
Joe Miller(2)	453,050	42,500
Dennis Bourgeault	69,700	—
Max Colao(3)	672,637	42,500
Max Donley(4)	363,452	42,500
Stephen Robertson(5)	443,408	42,500

(1)All options granted in 2020 (with the exception of Max Donley's January 28, 2020 grant, which are described in footnote 4 below) vest with respect to 33.33% of the shares underlying the options on the one-year anniversary of the vesting commencement date, with the balance vesting in equal monthly installments thereafter over the next two years.
(2)Joe Miller's 2020 grants included a one-time new hire grant of 132,440 on April 28, 2020 and a supplemental new hire grant of 50,000 on May 21, 2020.
(3)Max Colao's 2020 grants included a one-time new hire grant of 336,057 on March 10, 2020.
(4)The options granted to Max Donley with respect to the January 28, 2020 grant vest in equal monthly installments over the next three years.
(5)Stephen Robertson's 2020 grants included a one-time new hire grant of 298,924 on November 16, 2020.
(6)The option grants in early 2020 for Peter Greenleaf (412,776 on February 5, 2020) and Max Donley (126,500 on January 28, 2020) were awarded for 2019 performance. The option grants in late 2020 for all NEOs were awarded for 2020 performance. There have been no additional grants for 2020 performance awarded in 2021.
(7)The performance conditions for the PAs granted to the officers of the company did not have performance metrics pertaining to the 2020 financial year. Performance conditions for the PAs relate to revenue, covered commercial lives, new patients, and revenue generating patient figures for 2021.
The annual equity grants to our named executive officers are evaluated and approved by the Compensation Committee in the context of each named executive officer’s total compensation and take into account the market data provided by compensation consultants in addition to the individual officer’s responsibilities and performance. The Compensation Committee also takes into account the recommendations of the Chief Executive Officer with respect to appropriate grants and any particular individual circumstances.
Other Features of Our Executive Compensation Program
Agreements with Our Named Executive Officers
We have entered into written employment agreements with each of our NEOs. Each of these employment agreements sets forth the initial compensation arrangements for the NEO, including an initial base salary, an annual cash opportunity, and an equity award recommendation. These agreements and the proprietary information and invention assignment agreements each NEO executes upon commencing employment at the Company also set forth the rights and responsibilities of each party and include, among other rights and responsibilities, the prohibition on the executive officer from engaging directly or indirectly in competition with us, soliciting any of our employees, or disclosing our confidential information.
Below are descriptions of our employment agreements with our NEOs including a discussion of the severance payments and other benefits to be provided in connection with an involuntary termination of employment, and a change in control of the Company under the arrangements with our NEOs.
Peter Greenleaf, President and CEO
On April 11, 2019, Peter Greenleaf entered into an employment agreement with the Company for the position of President and CEO commencing on April 29, 2019. The agreement provides that he devote his sole skill and efforts to discharging his duties to the Company on a full-time and exclusive basis and that he will serve as a member of the Board. In addition to his base salary of $650,000, he received a signing bonus of $250,000 conditional upon his remaining employed by the Company for a period of 12 months from April 29, 2019. He is eligible to receive a performance bonus with a target payment of 70% of his base salary if the Board, on the recommendation of the Compensation Committee, in its sole discretion, determines that the Company’s performance had met certain short-term and long-term business performance objectives established from time to time by the Board, on the recommendation of the Compensation Committee, subject to any rules the Company may develop regarding the bonus scheme. In addition, he is entitled to participate in the Company’s benefit program and to vacation of 30 business days per year. The base salary is reviewed annually by the Board, on the recommendation of the Compensation Committee.
Peter Greenleaf’s base salary was approved by the Board based on the recommendation of the Compensation Committee at the time. In determining recommendations for his total compensation as the new CEO, the Compensation Committee considered his experience and expertise, the needs of the Company, the compensation of the previous CEO, and CEO compensation with pharmaceutical companies of a similar size and nature.
Pursuant to Peter Greenleaf’s employment agreement, as modified by resolution of the Board, termination and change of control benefits are as follows:
1.In the event that Peter Greenleaf’s employment is terminated by the Company without cause, he is entitled to receive continuing payments of severance pay for a period of 18 months equal to his then current base salary, plus such other sums, if granted, pursuant to the performance bonus section of the employment agreement. In addition, to the extent permitted by law and subject to the terms and conditions of any benefit plans in effect from time to time, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement for the duration of the severance period. Any options forming part of the initial option grant that are unvested as of the termination date, but would have vested during the severance period, would immediately vest upon termination.
2.In the event that Peter Greenleaf’s employment is terminated by the Company without cause or by the executive for "good reason" within 12 months following a change in control of the Company, he is entitled to receive a lump sum payment equal to 24 months of his then current base salary, and if awarded and payable, the target bonus for the year of termination. In addition, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement during the 12-month period following the termination date. All of his unexercised stock options will immediately vest upon the termination of his employment and shall be fully exercisable in accordance with the terms and conditions under which the stock options were granted, subject to the prior expiry of his stock options in accordance with their terms.

Matthew ("Max") Donley, Executive Vice President, Operations and Strategy
On July 15, 2019, Max Donley entered into an employment agreement with the Company for the position of Executive Vice President, Internal Operations and Strategy. The agreement provides that he will devote his sole skill and efforts to discharging his duties to the Company on a full-time and exclusive basis. In addition to his base salary, which is reviewed annually by the Compensation Committee in conjunction with the CEO, He is eligible to receive a cash bonus with a target payment of 50% of his base salary if the Board, on recommendation of the Compensation Committee in their sole discretion, determines that the Company’s performance has met certain short-term and long-term business performance objectives established from time to time by the Board and CEO, subject to any rules the Company may develop regarding the bonus scheme. In addition, He is entitled to participate in the Company’s benefits program and to paid vacation of 20 business days per year. He agreed to non-competition, non-solicitation, non-disclosure and assignment of intellectual property provisions in favor of the Company.
Pursuant to Max Donley's employment agreement, as modified by resolution of the Compensation Committee, termination and change of control benefits are as follows:
1.In the event that Max Donley’s employment is terminated by the Company without cause, he is entitled to receive continuing payments of severance pay for a period of 12 months, equal to his then current base salary, plus such other sums, if granted, pursuant to the performance bonus section of the employment agreement. In addition, to the extent permitted by law and subject to the terms and conditions of any benefit plans in effect from time to time, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement for the duration of the severance period. Any options forming part of the initial option grant that are unvested as of the termination date, but would have vested during the severance period, would immediately vest upon termination.
2.In the event that Max Donley’s employment is terminated by the Company without cause or by the executive for "good reason" within 12 months following a change in control of the Company, he is entitled to receive a lump sum payment equal to 18 months of his then current base salary, and if awarded and payable, the target bonus for the year of termination. In addition, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement during the 12-month period following the termination date. All stock options outstanding at the time of termination, which stock options have not yet vested, will immediately vest upon the termination of his employment and shall be fully exercisable in accordance with the terms and conditions under which the stock options were granted, subject to the prior expiry of his stock options in accordance with their terms.
Max Colao, Chief Commercial Officer
On February 10, 2020, Max Colao entered into an employment agreement with the Company for the position of Chief Commercial Officer. The agreement provides that he will devote his sole skill and efforts to discharging his duties to the Company on a full-time and exclusive basis. In addition to his base salary, which is reviewed annually by the Compensation Committee in conjunction with the CEO, he is eligible to receive a cash bonus with a target payment of 50% of his base salary if the Company, if the Board, on recommendation of the Compensation Committee, in their sole discretion, determines that the Company’s performance has met certain short-term and long-term business performance objectives established from time to time by the Board and the CEO, subject to any rules the Company may develop regarding the bonus scheme. In addition, he is entitled to participate in the Company’s benefits program and to paid vacation of 20 business days per year. He agreed to non-competition, non-solicitation, non-disclosure and assignment of intellectual property provisions in favor of the Company.
Pursuant to Max Colao's employment agreement, as modified by resolution of the Compensation Committee, termination and change of control benefits are as follows:
1.In the event that Max Colao’s employment is terminated by the Company without cause, he is entitled to receive continuing payments of severance pay for a period of 12 months, equal to his then current base salary, plus such other sums, if granted, pursuant to the performance bonus section of the employment agreement. In addition, to the extent permitted by law and subject to the terms and conditions of any benefit plans in effect from time to time, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement for the duration of the severance period.
2.In the event that Max Colao’s employment is terminated by the Company with a change of control, within 12 months following a change in control of the Company, he is entitled to receive a lump sum payment equal to 18 months of his then current base salary, and if awarded and payable, the target bonus for the year of termination. In addition, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement during the 12-month period following the termination date. All stock options outstanding or other equity-based awards at the time of termination, which stock options have not yet vested, will immediately vest upon the termination of his employment and shall be fully exercisable in accordance with the terms and conditions under which the stock options were granted, subject to the prior expiry of his stock options in accordance with their terms.

Joe Miller, Chief Financial Officer
On April 8, 2020, Joe Miller entered into an employment agreement with the Company for the position of Chief Financial Officer. The agreement provides that he will devote his sole skill and efforts to discharging his duties to the Company on a full-time and exclusive basis. In addition to his base salary, which is reviewed annually by the Compensation Committee in conjunction with the CEO, he is eligible to receive a cash bonus with a target payment of 50% of his base salary if the Board, on recommendation of the Compensation Committee, in their sole discretion, determines that the Company’s performance has met certain short-term and long-term business performance objectives established from time to time by the Board, subject to any rules the Company may develop regarding the bonus scheme. In addition, he is entitled to participate in the Company’s benefits program and to paid vacation of 20 business days per year. He agreed to non-competition, non-solicitation, non-disclosure and assignment of intellectual property provisions in favor of the Company.
Pursuant to Joe Miller's employment agreement, as modified by resolution of the Compensation Committee, termination and change of control benefits are as follows:
1.In the event that Joe Miller’s employment is terminated by the Company without cause, he is entitled to receive continuing payments of severance pay for a period of 12 months, equal to his then current base salary, plus such other sums, if granted, pursuant to the performance bonus section of the employment agreement. In addition, to the extent permitted by law and subject to the terms and conditions of any benefit plans in effect from time to time, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement for the duration of the severance period. Any options forming part of the initial option grant that are unvested as of the termination date, but would have vested during the severance period, would immediately vest upon termination.
2.In the event that Joe Miller’s employment is terminated by the Company without cause or resignation for good reason in connection with a change of control within 12 months following a change in control of the Company, he is entitled to receive a lump sum payment equal to 18 months of his then current base salary, and if awarded and payable, the target bonus for the year of termination. In addition, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement during the 12-month period following the termination date. All stock options and equity-based awards granted and outstanding at the time of termination, which have not yet vested, will immediately vest upon the termination of his employment and shall be fully exercisable in accordance with the terms and conditions under which the stock options were granted, subject to the prior expiry of his stock options in accordance with their terms.

Stephen Robertson, Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer
On September 29, 2020, Stephen Robertson entered into an employment agreement with the Company for the position of Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer. The agreement provides that he will devote his sole skill and efforts to discharging his duties to the Company on a full-time and exclusive basis. In addition to his base salary, which is reviewed annually by the Compensation Committee in conjunction with the CEO, he is eligible to receive a cash bonus with a target payment of 50% of his base salary if the Board, on recommendation of the Compensation Committee, in their sole discretion, determines that the Company’s performance has met certain short-term and long-term business performance objectives established from time to time by the Board, subject to any rules the Company may develop regarding the bonus scheme. In addition, he is entitled to participate in the Company’s benefits program and to paid vacation of 20 business days per year. He agreed to non-competition, non-solicitation, non-disclosure and assignment of intellectual property provisions in favor of the Company.
Pursuant to Stephen Robertson's employment agreement, termination and change of control benefits are as follows:
1.In the event that Stephen Robertson’s employment is terminated by the Company without cause, he is entitled to receive continuing payments of severance pay for a period of 12 months, plus one additional month for each full year of employment, up to a maximum of 18 months in the aggregate, equal to his then current base salary, plus such other sums, if granted, pursuant to the performance bonus section of the employment agreement. In addition, to the extent permitted by law and subject to the terms and conditions of any benefit plans in effect from time to time, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement for the duration of the severance period.
2.In the event that Stephen Robertson's employment is terminated by the Company upon Change of Control or by the executive for "good reason" within 12 months following a change in control of the Company, he is entitled to receive a continuance payment equal to 18 months of his then current base salary, and if awarded and payable, the target bonus for the year of termination. In addition, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement during the 12-month period following the termination date. All stock options outstanding and awards granted at the time of termination, which have not yet vested, will immediately vest upon the termination of his employment and shall be fully exercisable in accordance with the terms and conditions under which the stock options were granted, subject to the prior expiry of his stock options in accordance with their terms.
Dennis Bourgeault, Former Chief Financial Officer
Dennis Bourgeault, our former Chief Financial Officer, was subject to an employment agreement with the Company dated October 1, 2018. Pursuant to the terms of his employment agreement, upon his retirement April 27, 2020, Dennis was paid the pro-rated portion of his base salary, plus such other sums accrued and owed in respect of salary or vacation. No severance payments were made. On April 28, 2020, we entered into a one year consulting agreement with Dennis, which automatically terminates on April 27, 2021. The term may be extended for further periods upon the written agreement of both parties. Per the terms of the agreement, Dennis will be paid a service fee of CAD $190 per hour for services provided, reimbursement for reasonable and necessary out-of-pocket expenses and any stock options to which he was entitled to as at April 27, 2020 will continue to be valid and will continue to vest pursuant to the terms and conditions of the applicable stock option agreements and the Equity Compensation Plan.
Other Benefits
Our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, group life, disability and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees. We provided a 401(k) plan to all of our U.S. employees and a Registered Retirement Savings Plan ("RRSP") matching program to all of our Canadian employees, including our named executive officers. We do not generally provide perquisites or personal benefits to our named executive officers. We do, however, pay the premiums for term life insurance and disability insurance for all of our employees, including our named executive officers.
Tax and Accounting Implications
Under Financial Accounting Standard Board ASC Topic 718 ("ASC 718"), we are required to estimate and record an expense for each award of equity compensation over the vesting period of the award. We record share-based compensation expense on an ongoing basis according to ASC 718.
Section 162(m) of the Code has historically limited public companies to a deduction for federal income tax purposes of not more than $1 million of compensation paid to certain executive officers in a calendar year, subject to certain limited exceptions. Due to the effects of tax reform, only certain historical arrangements may be exempted from the limitation. The Company will continue to review related guidance from the Internal Revenue Service as it becomes available, including the final regulations released by the Internal Revenue Service in late 2020. In determining the form and amount of compensation for our named executive officers, our Compensation Committee may continue to consider various aspects of the cost of such compensation. While the Compensation Committee considers the deductibility of awards as one factor in determining executive compensation, the Compensation Committee may also look at other factors in making its decisions and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the compensation is not deductible by us for tax purposes.
Clawbacks
As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, the Chief Executive Officer and Chief Financial Officer may be legally required to reimburse our Company for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of section 304 of the Sarbanes-Oxley Act of 2002.

Risk Analysis of Our Compensation Policies and Practices
The Compensation Committee has reviewed the Company’s compensation policies and practices, in consultation with WTW, to assess whether they encourage employees to take inappropriate risks. After reviewing and assessing the Company’s compensation philosophy, terms and practices, including the mix of fixed and variable, short and long-term incentives and overall pay, incentive plan structures, and the checks and balances built into, and oversight of, each plan and practice, the Compensation Committee determined that any risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on our Company as a whole. The Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks; the mix of short-term compensation (in the form of salary and annual bonus, if any, which is based on a variety of performance factors), and long-term compensation (in the form of options to purchase our common shares and performance awards) prevents undue focus on short-term results and helps align the interests of the Company’s executive officers with the interests of our shareholders.
2020 Summary Compensation Table
The following table sets forth all of the compensation awarded to, earned by or paid to our NEOs during the fiscal years ended December 31, 2020, December 31, 2019, and December 31, 2018.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($) (5)	Total ($)(12)
Peter Greenleaf	2020	673,400	—	1,534,992	7,753,906	707,070	9,500	10,678,868
Chief Executive Officer (6)	2019	438,258	250,000	—	4,176,172	368,137	4,063	5,236,630
	2018	—	—	—	—	—	—	—
Joe Miller	2020	279,545	162,898	461,040	2,639,722	167,727	4,100	3,715,032
Chief Financial Officer (7)	2019	—	—	—	—	—	—	—
	2018	—	—	—	—	—	—	—
Dennis Bourgeault	2020	88,426	—	—	399,825	121,992	93,472	703,715
Former Chief Financial Officer (8)	2019	270,145	—	—	180,784	126,205	3,713	580,847
	2018	242,969	—	—	351,432	86,220	—	680,621
Max Colao	2020	354,167	153,125	461,040	3,664,488	212,500	—	4,845,320
Chief Commercial Officer (9)	2019	—	—	—	—	—	—	—
	2018	—	—	—	—	—	—	—
Max Donley	2020	383,320		461,040	2,249,253	239,575	4,615	3,337,803
EVP, Operations and Strategy (10)	2019	168,299		—	598,154	177,600	1,850	945,903
	2018	—	—	—	—	—	—	—
Stephen Robertson	2020	72,081	75,684	461,040	2,907,909	43,249	2,416	3,562,379
EVP, General Counsel, Corporate Secretary and Chief Compliance Officer (11)	2019	—	—	—	—	—	—	—
	2018	—	—	—	—	—	—	—
(1)The amounts reported in this column represent sign on bonuses for Peter Greenleaf, Joe Miller and Max Colao; and the increase in pro-ration approved by the Compensation Committee for the annual non-equity incentive plan compensation for Joe Miller, Max Colao and Stephen Robertson.
(2)The performance conditions for the PAs granted to the officers of the Company did not have performance metrics pertaining to the 2020 financial year. Amounts reported are based on the grant price of $13.56, set on the grant date March 18, 2021, in accordance with ASC 718, the date on which the performance metrics were set and formally communicated multiplied by the number of awards reported in the table and probable outcomes for each of the performance metrics as of the grant date. Assuming the highest level of performance conditions are achieved, Peter's awards would have a value of $1,918,740 and all other NEOs' awards would have a value of $576,300.
(3)Represents the aggregate grant-date fair value of the stock options awarded to the Named Executive Officer for the applicable year, calculated in accordance with ASC Topic 718, and does not take into account estimated forfeitures related to service-based conditions. The assumptions used in the calculation of these amounts are included in our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on February 24, 2021. The options granted based on a CAD fair value were converted to USD using the foreign exchange rate on the grant date from Bank of Canada (for more details see the 2020 grants of plan-based awards table below).

(4)The amounts reported in this column represent annual performance-based bonuses earned for 2018, 2019 and 2020. For more information, see “—Annual Performance Bonus”.
(5)The amounts reported in this column represent the following: for Peter Greenleaf and Joe Miller, employer contributions to 401K; for Dennis Bourgeault, for 2020, $3,565 related to employer contributions to RRSP, $319 life benefit and $89,588 payout of accrued vacation, for 2019, $2,071 related to employer contributions to RRSP and $1,642 related to life benefit; for Max Donley, employer contributions to 401K and for Stephen Robertson, employer contributions to RRSP and medical services plan.
(6)Peter Greenleaf has served as our Chief Executive Officer since April 29, 2019.
(7)Joe Miller was appointed as our Chief Financial Officer on April 27, 2020.
(8)Dennis Bourgeault retired as our Chief Financial Officer on April 27, 2020. Dennis Bourgeault's salary, bonus and other non-equity compensation was translated to USD using an average quarterly exchange rate from Bank of Canada. (See note 3 for equity translation information).
(9)Max Colao was appointed as our Chief Commercial Officer on February 25, 2020.
(10)Max Donley has served as our Executive Vice President Operations and Strategy since July 18, 2019.
(11)Stephen Robertson was appointed as our Executive Vice President, General Counsel, Corporate Secretary and Chief Commercial Officer on November 2, 2020. Stephen Robertson's salary, bonus and other non-equity compensation were translated to USD using an average quarterly exchange rate from Bank of Canada. (See note 3 for equity translation information).
(12)The aggregate (cash and non-cash) remuneration paid to the five highest earning officers and employees of the Company, other than directors, in 2020 was $27,068,295.

2020 Grants of Plan-Based Awards Table
The following table sets forth information relating to the grant of plan-based incentive awards to our NEOs in 2020:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (2)			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (3)			Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($/Sh)(5)	Grant Date Fair Value of Stock And Option Awards($)(4)(6)
Name	Grant Date(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Peter Greenleaf
Stock option award	2/5/2020	—	—	—	—	—	—	412,776	19.41	2,500,442
Stock option award	12/21/2020	—	—	—	—	—	—	817,024	13.03	5,253,464
Performance share award	10/20/2020	—	—	—	70,750	106,125	141,500	—	—	1,534,992
Annual Bonus	—	—	471,380	942,760	—	—	—	—	—	—
Joe Miller
Stock option award	4/28/2020	—	—	—	—	—	—	132,440	16.38	649,968
Stock option award	5/21/2020	—	—	—	—	—	—	50,000	17.07	249,732
Stock option award	12/21/2020	—	—	—	—	—	—	270,610	13.03	1,740,022
Performance share award	10/20/2020	—	—	—	21,250	31,875	42,500	—	—	461,040
Annual Bonus	—	—	205,000	410,000	—	—	—	—	—	—
Dennis Bourgeault
Stock option award	1/28/2020	—	—	—	—	—	—	69,700	18.38	399,825
Max Colao
Stock option award	3/10/2020	—	—	—	—	—	—	336,057	15.38	1,500,278
Stock option award	12/21/2020	—	—	—	—	—	—	336,580	13.03	2,164,209
Performance share award	10/20/2020	—	—	—	21,250	31,875	42,500	—	—	461,040
Annual Bonus		—	212,500	425,000	—	—	—	—	—	—
Max Donley
Stock option award	1/28/2020	—	—	—	—	—	—	126,500	18.38	725,652
Stock option award	12/21/2020	—	—	—	—	—	—	236,952	13.03	1,523,601
Performance share award	10/20/2020	—	—	—	21,250	31,875	42,500	—	—	461,040
Annual Bonus	—	—	191,660	383,320	—	—	—	—	—	—
Stephen Robertson
Stock option award	11/16/2020	—	—	—	—	—	—	298,924	13.40	1,978,877
Stock option award	12/21/2020	—	—	—	—	—	—	144,484	13.03	929,032
Performance share award	10/20/2020	—	—	—	21,250	31,875	42,500	—	—	461,040
Annual Bonus	—	—	212,500	425,000	—	—	—	—	—	—
(1)All options to purchase common shares and PAs were granted under the Equity Incentive Plan.
(2)These amounts represent target performance-based bonus payments for each named executive officer for 2020. There were no threshold amounts and maximum bonus amounts were set at 200%.
(3)Amounts in this column represent grants of PAs. The PA vest date is December 31, 2021 subject to the achievement of performance conditions.
(4)Amounts reported are based on the grant price of $13.56, set on the grant date March 18, 2021, per ASC 718, the date on which the performance metrics were set and formally communicated multiplied by the number of awards reported in the table and probable outcomes for each of the performance metrics as of the grant date.
(5)All options issued through May 2020 were issued with a CAD exercise price and were translated to USD using the Bank of Canada foreign exchange rate on the date of grant. All options issued in May 2020 and thereafter were issued in USD.
(6)All options issued through May 2020 were issued with a CAD fair value and were translated to USD using the Bank of Canada foreign exchange rate on the date of grant. All options issued in May 2020 and thereafter were issued in USD.

2020 Outstanding Equity Awards At Fiscal Year End Table
The following table shows for the fiscal year ended December 31, 2020, certain information regarding outstanding equity awards at fiscal year-end for our named executive officers. The options to purchase our common shares were granted with a per share exercise price equal to the fair market value of one common share on the date of grant, as determined in good faith by the Compensation Committee (for NEOs other than the CEO) and the Board, on recommendation of the Compensation Committee (for our CEO and without the CEO being present for deliberations and approval). All of the equity awards were granted under our Equity Incentive Plan.

	Options Awards(1)					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Peter Greenleaf	4/29/2019(2)	666,667	933,333	6.28	4/29/2029	—	—
	2/5/2020	—	412,776	19.41	2/5/2030	—	—
	10/20/2020	—	—	—	—	141,500	1,534,992
	12/21/2020	—	817,024	13.03	12/21/2030	—	—
Joe Miller	4/28/2020	—	132,440	16.38	4/28/2030	—	—
	5/21/2020	—	50,000	17.07	5/21/2030	—	—
	10/20/2020	—	—	—	—	42,500	461,040
	12/21/2020	—	270,610	13.03	12/21/2030	—	—
Dennis Bourgeault	2/1/2018	66,667	8,333	5.31	2/1/2028	—	—
	1/29/2019	67,083	2,917	6.06	1/29/2029	—	—
	1/28/2020	21,297	48,403	18.38	1/28/2030	—	—
Max Colao	5/10/2020	—	336,057	15.38	5/10/2030	—	—
	10/20/2020	—	—	—	—	42,500	461,040
	12/21/2020	—	336,580	13.03	12/21/2030	—	—
Max Donley	8/19/2019	111,111	138,889	5.90	8/19/2029	—	—
	1/28/2020	38,653	87,847	18.38	1/28/2030	—	—
	10/20/2020	—	—	—	—	42,500	461,040
	12/21/2020	—	236,952	13.03	12/21/2030	—	—
Stephen Robertson	10/20/2020	—	—	—	—	42,500	461,040
	11/16/2020	—	298,924(5)	13.40	11/16/2030	—	—
	12/21/2020		144,484	13.03	12/21/2030	—	—
(1)All options above except as noted in (2) below vest as follows: 33.333% of the shares subject to the options vest on the 12-month anniversary of the vesting commencement date, and the remaining shares subject to the options vest in equal monthly installments over the next two years. All options with a grant date before May 2020 were translated from CAD to USD using the Bank of Canada exchange rate on the date of grant.
(2)25% of the shares subject to the options vest on the 12-month anniversary of the vesting commencement date, and the remaining shares subject to the options vest in equal monthly installments over the next three years.
(3)PAs held at fiscal-year end vest on December 31, 2021 to a degree dependent on the achievement of the performance metrics for such PAs.
(4)Amounts reported are based on the grant price of $13.56 set on the grant date March 18, 2021, per ASC 718 the date on which the award metrics were set and formally communicated, multiplied by the number of unvested awards reported in the table and probable outcomes for achieving the metrics.
(5)This award was granted outside of the Company's Equity Incentive Plan as an inducement material to the new employee entering into employment with the Company in accordance with Nasdaq Listing Rule 5635(c)(4). For the purposes of TSX approval, the Company relied on the exemption set forth in Section 602.1 of the TSX Company Manual, which provides that the TSX will not apply its standards to certain transactions involving eligible inter-listed issuers on a recognized exchange, such as Nasdaq.

2020 Option Exercises and Share Vested Table
The following table provides information on options to purchase our common shares that were exercised, including the number of common shares acquired upon exercise and the value realized, determined as described below, for our NEOs in the year ended December 31, 2020:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Peter Greenleaf	—	—	—	—
Joe Miller	—	—	—	—
Dennis Bourgeault(2)	383,337	5,809,758	—	—
Max Colao	—	—	—	—
Max Donley	—	—	—	—
Stephen Robertson	—	—	—	—
(1)The value realized on exercise is based on the difference between the closing market price of our common shares on the date of exercise and the exercise price of the applicable options and does not represent actual amounts received by the named executive officers as a result of the option exercises.
(2)The value realized was translated from CAD to USD using the December 31, 2020 exchange rate from the Bank of Canada.
Securities Authorized for Issuance Under Equity Compensation Plans
The following table summarizes our compensation plans under which our equity securities are authorized for issuance at December 31, 2020:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	11,971,068(1)	11.62(2)	3,869,545(4)
Equity compensation plans not approved by security holders	2,514,924(3)	$9.22	__ (5)
Total	14,485,992		3,869,545

(1)Includes stock options and PAs.
(2)The PAs do not have an exercise price, and as such this relates to the exercise price for the options granted under the equity compensation plans approved by security holders only.
(3)These inducement awards were granted outside the Equity Incentive Plan as inducements material to the new employee entering into employment with the Company in accordance with Nasdaq Listing Rule 5635(c)(4). For the purposes of TSX approval, the Company relied on the exemption set forth in Section 602.1 of the TSX Company Manual, which provides that the TSX will not apply its standards to certain transactions involving eligible inter-listed issuers on a recognized exchange, such as Nasdaq. These awards were granted with a per share exercise price equal to the fair market value of one common share on the date immediately preceding the date of grant. All options provide for the following vesting schedule: 33.333% of the shares subject to the option vest on the 12-month anniversary of the vesting commencement date, and the remaining shares subject to the options vest in equal monthly installments over the next two years. All of the awards are exercisable for ten years from the date of grant.
(4)Represents common shares reserved for future issuance under our Equity Incentive Plan. The Equity Incentive Plan currently is an evergreen plan, with 12.5% of common shares outstanding at the time of award grant being eligible for grant under the Equity Incentive Plan.
(5)Our Board has not established any specific number of shares that could be issued without shareholder approval. Inducement grants to new employees are determined on a case-by-case basis. Other than possible inducement grants, we expect all equity awards will be made under shareholder-approved plans.

Potential Payments Upon Termination or Change-in-Control
We maintain certain agreements, plans, and programs that require us to provide compensation to our NEOs in the event of a termination of employment or a change in control. For more information, see “Other Features of Our Executive Compensation Program—Agreements with Our Named Executive Officers” beginning on page 62.

The following table discloses the potential payments upon termination of employment or change in control with respect to each NEO, other than Mr. Bourgeault (since his employment ended prior to the end of 2020), pursuant to their respective employment agreements with the Company.

Name	Benefit	Termination Not in Connection with a Change in Control ($)	Termination in Connection with a Change in Control ($)
Peter Greenleaf	Cash Severance Payment	$1,010,100	$1,346,800
	Lump Sum Target Bonus Payment(2)		471,380
	Health Insurance Premiums	20,559	20,559
	Vesting Acceleration(1)(4)	5,033,336	14,690,564
	Benefit Total	6,063,995	16,529,303
Joe Miller	Cash Severance Payment	410,000	615,000
	Lump Sum Target Bonus Payment(2)		205,000
	Health Insurance Premiums	32,580	32,580
	Vesting Acceleration(1)(4)	—	857,039
	Benefit Total	442,580	1,709,619
Max Colao	Cash Severance Payment	425,000	637,500
	Lump Sum Target Bonus Payment(2)		212,500
	Health Insurance Premiums	32,580	32,580
	Vesting Acceleration(1)(4)	—	857,039
	Benefit Total	457,580	1,739,619
Max Donley	Cash Severance Payment	383,320	574,980
	Lump Sum Target Bonus Payment(2)		191,660
	Health Insurance Premiums	32,580	32,580
	Vesting Acceleration(1)(4)	881,110	2,759,837
	Benefit Total	1,297,010	3,559,057
Stephen Robertson	Cash Severance Payment	425,000	637,500
	Lump Sum Target Bonus Payment(2)		212,500
	Health Insurance Premiums	3,532	3,532
	Vesting Acceleration(1)(4)	—	831,900
	Benefit Total	$428,532	$1,685,432

(1)The value of stock option vesting acceleration is based on the closing price of $13.83 per common share on December 31, 2020, minus the exercise price of the unvested stock options subject to acceleration. The performance award value is based on the grant price on March 18, 2021 assuming the highest level of payout.
(2)The assumption used for lump sum target bonus payment is full year payment at 100% of target.
(3)The assumption used for the health insurance premiums is 12 months of coverage.
(4)The assumption used for vesting acceleration not in connection with a change in control is a change in control as of December 31, 2020. Therefore, only options vested through December 31, 2020 are included in the calculation.

Pay Ratio Disclosure
Under the SEC rules adopted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to disclose the ratio of the annual total compensation of our CEO, Peter Greenleaf, to the median of the annual total compensation of all of our employees other than Peter Greenleaf (the "CEO Pay Ratio").
For fiscal year 2020, the median of the annual total compensation of all employees of the Company (other than the CEO) was $220,000 and the annual total compensation of the CEO, as reported in the Summary Compensation Table included in this Proxy Statement/Circular, was $9,143,876. Based on this information, the ratio of the annual total compensation of the CEO to the median of the annual total compensation of all employees was 41 to 1.
To identify our median employee, we used the following methodology:
•To determine our total population of employees, we included all employees other than our CEO as of December 31, 2020 (whether employed on a full-time, part-time, seasonal, or temporary basis).
•To identify our median employee from our employee population, we chose as our consistently applied compensation measure the aggregate amount of each employee’s annual base salary and cash bonuses earned during fiscal 2020 and the grant date fair value of equity awards granted in fiscal 2020 determined in accordance with FASB ASC Topic 718.
•In making this determination, we annualized the compensation of employees who were employed by us for less than the entire fiscal year as we hired over 200 employees throughout the fiscal year but we did not make any cost-of-living adjustments.
•We did not exclude any non-U.S. employees under the de minimis or other exceptions set forth in Item 402(u) of Regulation S-K.
•Compensation paid in foreign currencies was converted to U.S. dollars based on the average exchange rate for the year ended December 31, 2020 and equity grants were converted based on exchange rate on date of grant from Bank of Canada.
Once the median employee was identified, we calculated the median employee’s total annual compensation in accordance with the requirements of the Summary Compensation Table.
This pay ratio is a reasonable estimate calculated in a manner consistent with the SEC's rules and regulations, based on our records and the methodology described above. The SEC’s rules and regulations for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies and to use reasonable estimates and assumptions based on their own facts and circumstances.

DIRECTOR COMPENSATION
Non-Employee Director Compensation
The following table sets forth in summary form information concerning the compensation of our non-employee directors for the year ended December 31, 2020.

Name	Earned Fees ($) (1)	Stock Awards ($)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Pension Value ($)	All Other Compensation ($) (3)	Total ($) (5)
Dr. George M. Milne, Jr.	82,500	—	138,300	—	—	—	220,800
Dr. Daniel Billen	47,500	—	138,300	—	—	44,343	230,143
Joseph Hagan	63,125	—	138,300	—	—	—	201,425
Dr. Michael Hayden	62,500	—	138,300	—	—	—	200,800
Dr. David Jayne	52,500	—	138,300	—	—	—	190,800
Jill Leversage	54,375	—	138,300	—	—	—	192,675
R. Hector MacKay-Dunn	55,000	—	138,300	—	—	—	193,300
Timothy P. Walbert (4)	36,750	—	364,129	—	—	—	400,879
(1)Earned Fees includes the annual Board of Directors retainer and any applicable additional retainers for service as a member or Chair of a committee during 2020.
(2)The Company granted 30,000 stock options on June 2, 2020 with a fair value of $4.61 to each of the then non-management directors. The amounts reported represents the aggregate grant-date fair value of the stock options awarded to the non-employee directors for the applicable year, calculated in accordance with ASC Topic 718 and does not take into account estimated forfeitures related to service-based conditions. The assumptions used in the calculation of these amounts are included and described under the caption "Share-based compensation" in Note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on February 24, 2021. The options granted based on a CAD fair value were converted to USD using the foreign exchange rate on the grant date from the Bank of Canada.
(3)Represents fees for consulting services provided to the Company during 2020.
(4)On April 14, 2020, the Company granted Timothy P. Walbert 50,000 stock options at a price of CAD$6.28 related to his appointment as a new Board member in 2020. The amount reported represents the aggregate grant-date fair value of the stock options awarded to the non-employee directors for the applicable year, calculated in accordance with ASC Topic 718 and does not take into account estimated forfeitures related to service-based conditions. The assumptions used in the calculation of these amounts are included and described under the caption "Share-based compensation" in Note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on February 24, 2021. The options granted were based on a CAD fair value and converted to USD using the foreign exchange rate on the grant date from the Bank of Canada.
(5)The aggregate remuneration paid to the directors of the Company in 2020 was $1,830,822.

Director Equity Outstanding at 2020 Fiscal Year-End

The following table summarizes the equity awards that were outstanding as of December 31, 2020, for each of the non-employee directors serving during 2020.

Option Awards(1)
Name	Number of Securities Underlying Unexercised Options (#)
Dr. George M. Milne, Jr.	165,000
Dr. Daniel Billen	95,000
Joseph Hagan	125,000
Dr. Michael Hayden	125,000
Dr. David Jayne	135,000
Jill Leversage	80,000
R. Hector MacKay-Dunn	80,000
Timothy P. Walbert	80,000

(1)All option awards were granted to our non-employee directors with a 10-year term of which 748,333 were fully vested and exercisable and 136,667 were unvested as of December 31, 2020.
Non-Employee Director Compensation Policy

Compensation for the directors in such role is determined by the Board upon recommendation of the Compensation Committee. The Compensation Committee has sought advice from third party advisors in respect to the compensation of the directors, most recently WTW in 2020. During 2020, non-management directors (other than the Chairman of the Board) earned an annual retainer fee of $40,000 for serving as a Board member. Dr. George M. Milne, Jr. was the Chairman of the Board during 2020. The Chairman of the Board earned an annual retainer fee of $65,000. Directors were paid in U.S. dollars at the end of each quarter. Annual committee compensation for 2020 was as follows:

•Compensation Committee Chair Retainer: $15,000
Compensation Committee Member Retainer: $7,500 (was $5,000 from January 1 to June 1, 2020)
•Audit Committee Chair Retainer: $20,000 (was $15,000 from January 1 to June 1, 2020)
Audit Committee Member Retainer: $10,000 (was $7,500 from January 1 to June 1, 2020)
•Governance Committee Chair Retainer: $10,000
Governance Committee Member Retainer: $5,000
•Research Committee Chair Retainer: $15,000
Research Committee Member Retainer: $7,500
In addition to the cash retainers set out above, directors are entitled to an annual grant of 30,000 stock options to non-management Board members and the grant of 50,000 stock options upon the election or appointment of a new Board member.
The changes to retainers that were made on June 1, 2020 noted above were made by the Board upon the recommendation of the Compensation Committee following consultation with WTW (including a review of compensation paid to the directors in the Company’s peer group). These increases were determined to be appropriate based on a review of market practices for the Company's peers in terms of compensation for directors as a whole, and on recognition of the increased commitment related to the applicable committees relating to the changes to the Company's status as a domestic filer in the United States.

All of the director options are exercisable for ten years and vest in equal amounts over 12 months.

TRANSACTIONS WITH RELATED PERSONS
Certain Related-Person Transactions
Described below are all transactions occurring since January 1, 2020 to which we were a party and in which (i) the amounts involved exceeded or will exceed $120,000, and (ii) a director, executive officer, holder of more than 5% of our outstanding common shares, or any member of such person’s immediate family had or will have a direct or indirect material interest, other than the equity and other compensation agreements that are described under “Executive Compensation” and “Director Compensation.” We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions with unrelated third parties.
Indemnification agreements
Our constating documents permit us to exculpate, indemnify and insure each of our directors and executive officers to the fullest extent permitted by the ABCA. We have entered into indemnification agreements with each of our directors and executive officers, undertaking to indemnify them to the fullest extent permitted by law, to the extent that these liabilities are not covered by insurance. We have also obtained Directors and Officers insurance for each of our executive officers and directors.

Policies and Procedures for Transactions with Related Persons
We adopted a written related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a “related person transaction” is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A “related person” is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.
Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, interests, direct and indirect, of the related persons, benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant shareholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our Code of Conduct, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Audit Committee, or other independent body of our Board, is required to take into account the relevant available facts and circumstances including, but not limited to:
•the risks, costs and benefits to us;
•the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•the availability of other sources for comparable services or products; and
•the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.
The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our shareholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements or other annual meeting materials with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
This year, a number of brokers with account holders who are shareholders will be “householding” our proxy statement. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement or other annual meeting materials, please notify your broker or the Company. Direct your written request to Aurinia Pharmaceuticals Inc.., Secretary, #1203 - 4464 Markham Street, Victoria, BC V8Z 7X8 Canada or call (250) 708-4272. Shareholders who currently receive multiple copies of the proxy statement or other annual meeting materials at their addresses and would like to request “householding” of their communications should contact their bank, broker or other nominee or the Company at the address above.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

The Company has had no material transaction with an "informed person" (as that term is defined under applicable Canadian securities laws) any proposed director of the Company, or any associate or affiliate of any informed person or proposed director.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

Except as described in this Proxy Statement/Circular, no (i) person who has been a director or executive officer of the Company at any time since the beginning of Company’s the last financial year, (ii) proposed nominees for director, or (iii) associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting (other than the election of directors and in respect of being eligible to be issued securities under the Amended Plan and the 2021 ESPP that is proposed to be approved at the Meeting).
OTHER MATTERS
The Board, at the time of the preparation of this Proxy Statement/Circular, knows of no other matters to come before the Meeting other than that referred to herein. If any other matters should properly come before the Meeting, the persons named in the proxy card will have discretionary authority to vote all proxies in accordance with his or her best judgment.

Financial information is provided in the Company’s audited financial statements and management’s discussion and analysis for its most recently completed financial year (each as included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed on February 24, 2021). Copies of these documents and additional information relating to the Company are available on the Company’s website www.auriniapharma.com, on SEDAR at www.sedar.com or at EDGAR at www.sec.gov.
By Order of the Board of Directors

/s/ Peter Greenleaf
Peter Greenleaf
President and Chief Executive Officer
May 10, 2021

Appendix A
AURINIA PHARMACEUTICALS INC.
(the “Company”)

EQUITY INCENTIVE PLAN

AS ~~RE-APPROVED BY THE SHAREHOLDERS OF THE COMPANY~~
~~ON MAY 7, 2014 AND AS AMENDED AS TO SECTION 2.2~~
~~BY THE SHAREHOLDERS OF THE COMPANY ON JUNE 8, 2016~~
~~AND~~ AMENDED AND RESTATED ~~ON~~AS OF JUNE ~~2~~7, ~~2020~~2021
~~ARTICLE 1~~
Article 1
PURPOSE AND INTERPRETATION
Purpose
1.1    ~~1.1~~ The purpose of the Plan is to advance the interests of the Company by encouraging equity participation in the Company through the acquisition of Common Shares of the Company. It is the intention of the Company that this Plan will at all times be in compliance with the rules and policies of any applicable stock exchange on which the securities of the Company are listed or quoted for trading and any inconsistencies between this Plan and the rules and policies of such exchanges, whether due to inadvertence or changes in such rules or policies, will be resolved in ~~favour~~favor of the latter.
Definitions
1.2    ~~1.2~~ In this Plan:
“Actively Engaged”, in reference to a certain date, means that the Service Provider is engaged by the Company (including being on vacation or being on a statutory or other leave authorized by the Company) on the applicable date. Except to the minimum extent, if any, required by applicable employment standards legislation, “Actively Engaged” does not include:
(a)    any period following the date the Service Provider, if a Director or Officer, ceases to be a Director or Officer upon termination of office or, if an Employee or other Service Provider, ceases to be employed or engaged by the Company upon termination of employment or service, for any reason (whether voluntary or involuntary, and whether with or without just cause, and regardless of whether the termination is lawful or unlawful);
(b)    any period in relation to which the Company provides pay in lieu of notice in respect of such termination of office, employment or service; or
any period in relation to which the Company fails to give notice that ought to have been given pursuant to any agreement between the Company and the Service Provider or pursuant to any applicable law, including the common law or civil law, as applicable, in respect of such termination of office, employment or service, and in relation to which damages may be awarded, including for the failure to provide such notice.
“Affiliate” has the meaning assigned by the Securities Act;
“Award” means any Option, Restricted Stock, Restricted Stock Unit ~~or~~, Performance Award or Dividend Equivalent Right granted under this Plan;

“Award Commitment” means any written agreement, contract or other instrument or document evidencing any Award granted under this Plan. Each Award Commitment shall be subject to the applicable terms and conditions of this Plan and any other terms and conditions (not inconsistent with this Plan) determined by the Board;
“Award Shares” means Common Shares that may be issued in the future to a Service Provider in connection with the grant, vesting or settlement of or upon the exercise of an Award;
“Black-out Period” means the period during which the relevant Recipient is prohibited from exercising an Award due to trading restrictions imposed by the Company in accordance with its securities trading policies governing trades in the Company’s securities;
“Board” means the board of directors of the Company (the “Company Board”) or any committee thereof duly empowered or authorized to grant Awards under this Plan, or any Person to whom the board of directors or empowered or authorized committee thereof delegates such authority;
“Business Day” means a day that the ~~TSX~~NASDAQ Stock Market LLC (or such other exchange on which the highest volume of the Company’s securities are traded) is open for trading;
~~1~~

~~“Change in Control” includes situations where after giving effect to the contemplated transaction and as a result of such transaction:~~
“Change in Control” means any of the following transactions, provided, however, that the Board shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:
(i)    consummation of a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is incorporated;

(ii)    the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)    the complete liquidation or dissolution of the Company;

(iv)    ~~(i)~~ any ~~one Person holds a sufficient number of voting securities of the Company or the resulting company to affect materially the control of the Company or the resulting company, or,~~reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the Common Shares outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Board determines shall not be a Change in Control;
~~(ii)    any combination of Persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, hold in total a sufficient number of voting securities of the company or the resulting company to affect materially the control of the Company or the resulting company,~~
~~where such Person or combination of Persons did not previously hold a sufficient number of voting securities to affect materially control of the Company or the resulting company. In the absence of evidence to the contrary, any Person or combination of Persons acting in concert by virtue of an agreement, arrangement, commitment or understanding, holding more than 20% of the voting securities of the Company or the resulting company is deemed to materially affect the control of the Company or the resulting company;~~

(v)    acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Board determines shall not be a Change in Control;

(vi)    the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders which a majority of the Continuing Directors who are not Exchange Act Affiliates or Exchange Act Associates of the offeror do not recommend such shareholders accept; or

(vii)    a change in the composition of the Company Board over a period of twelve (12) months or less such that a majority of the Company Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Company Board membership, to be comprised of individuals who are Continuing Directors.
For the purpose of this Plan, “Continuing Directors” means members of the Company Board who either (i) have been Company Board members continuously for a period of at least twelve (12) months or (ii) have been Company Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Company Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Company Board. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Exchange Act Affiliate” and “Exchange Act Associate” shall have the respective meanings ascribed to “Affiliate” and “Associate” in Rule 12b-2 promulgated under the Exchange Act.
“Code” means the United States Internal Revenue Code of 1986, as amended.
“Common Shares” means common shares in the capital of the Company;
“Company” means Aurinia Pharmaceuticals Inc. or any successor thereto, and includes an Affiliate;
“Consultant” means an individual or a consultant Company, other than an Employee, Officer or Director who:
(i)    provides on an ongoing bona fide basis, consulting, technical, managerial or like services to the Company, other than services provided in relation to a Distribution;
(ii)    provides the services under a written contract between the Company and the individual or the Consultant Company;
(iii)    in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the business and affairs of the Company; and
(iv)    has a relationship with the Company that enables the individual or Consultant Company to be knowledgeable about the business and affairs of the Company;
“Consultant Company” means for an individual Consultant, a company or partnership of which the individual is an employee, shareholder or partner;
“Continuously Employed” shall mean the absence of any interruption or termination of service. Continuous Employment with the Company shall not be considered interrupted in the case of the sick leave, military leave or any other leave of absence approved by the Company or protected under applicable law or in the case of transfers between location of the Company; provided that the individual continues to be an Employee of the Company;
“Directors” means the directors of the Company as may be elected or appointed from time to time;
“Disability” shall mean any physical, mental or other health condition which ~~substantially impairs~~results in it being impossible for the Recipient~~’s ability~~ to perform his or her assigned duties for ~~120 days or more in any 240 day~~

~~period or that can be expected to result in death~~the reasonably foreseeable future, such that his or her employment or engagement has been frustrated. For purposes of Incentive Stock Options, “Disability” shall mean a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code. The Board shall determine whether ~~an~~a Recipient has incurred a Disability
~~2~~

on the basis of medical evidence acceptable to the Board. Upon making a determination of Disability, the Board shall, for the purposes of the Plan, determine the date of the Recipient’s termination of office, employment or service;
“Distribution” has the meaning assigned by the Securities Act, and generally refers to a distribution of securities by the Company from treasury;
“Dividend Equivalent Right” means a right, granted to a Participant pursuant to this Plan, to receive cash, Common Shares, other Awards or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of Common Shares.
“Employee” means:
(i)    an individual who is considered an employee of the Company or its Affiliates under the Income Tax Act (Canada) (i.e. for whom income tax, employment insurance and Canada Pension Plan deductions must be made at source) or the tax legislation of another jurisdiction in which the Company or its Affiliates may do business (including the Code);
(ii)    an individual who works full-time for the Company (or one of its Affiliates) providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source; or
(iii)    an individual who works for the Company on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions need not be made at source, and may include an Officer;
“Exercise Price” means the amount payable per Common Share on the exercise of an Award, if applicable, as determined in accordance with the terms hereof;
“Expiry Date” means the day on which an Award lapses as specified in the Award Commitment therefor or in accordance with the terms of this Plan;
“Grant Date” for an Award means the date of grant thereof by the Board;
“Incentive Stock Option” or “ISO” means a stock option that is intended to be, and qualifies as, an incentive stock option within the meaning of Section 422 of the Code.
“Insider” means an insider as defined in the Securities Act;
“Investor Relations Activities” means generally any activities or communications that can reasonably be seen to be intended to or be primarily intended to promote the merits or awareness of or the purchase or sale of securities of the Company;
“Management Company Employee” means an individual employed by another individual or a corporation providing management services to the Company which are required for the ongoing successful operation of the business enterprise of the Company, but excluding a corporation or individual engaged primarily in Investor Relations Activities;
~~3~~

“Market Price” means:
(i)    the closing trading price for the Common Shares on the stock exchange on which the majority of the Company’s common shares traded on the day immediately prior to the date of ~~grant~~determination (which may be denominated in either Canadian or US dollars, based on the applicable exchange rate on the day immediately prior to the date of ~~grant)~~determination) provided however that the determination date in respect of Options granted to Canadian residents shall be the Grant Date of such Options; or
(ii)    if the Common Shares are not listed on a stock exchange, then the trading price determined by the Board using good faith discretion;
“Nonstatutory Stock Option” or “NSO” means a stock option does not qualify as an Incentive Stock Option.
“Officer” means a duly appointed senior officer of the Company;
“Option” means an Option granted pursuant to Section 3.1 hereof;
“Performance Award” means a Performance Award granted pursuant to Section 3.4 hereof;
“Recipient” means the recipient of an Award hereunder;
“Outstanding Shares” means at the relevant time, the number of outstanding Common Shares of the Company from time to time;
“Participant” means a Service Provider that becomes a Recipient;
“Person” means a company or an individual;
“Plan” means this Equity Incentive Plan, the terms of which are set out herein or as may be amended;
“Plan Shares” means the total number of Common Shares which may be reserved for issuance as Award Shares under the Plan as provided in Section 2.2;
“Regulatory Approval” means the approval of any securities regulatory authority (including, if applicable, ~~the TSX and~~ any ~~other~~ stock exchange on which the securities of the Company may be listed or quoted for trading) that may have lawful jurisdiction over the Plan and any Awards issued hereunder;
“Restricted Stock” means Restricted Stock granted pursuant to Section 3.2 hereof;
“Restricted Stock Unit” means a Restricted Stock Unit granted pursuant to Section 3.3 hereof; “Securities Act” means the Securities Act, R.S.A. 2000, c. S-4, as amended from time to time;
“Service Provider” means an individual who is a bona fide Director, Officer, Employee, Management Company Employee or Consultant, and also includes a company of which 100% of the share capital is beneficially owned by one or more individual Service Providers;
“Share Compensation Arrangement” means any Award under this Plan but also includes any other stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Common Shares to a Service Provider;
~~4~~

“Shareholder Approval” means approval by a majority of the votes cast by eligible shareholders at a duly constituted shareholders’ meeting;
~~“Take Over Bid” means a take over bid as defined in the Securities Act;~~
~~“TSX” means The Toronto Stock Exchange and any successor thereto;~~
~~“TSX Policies” means the rules, regulations and policies of the TSX as amended from time to time;~~ and
“U.S. Participant” means a Participant that is resident in or a citizen of the United States of America.
~~ARTICLE 2~~
Article 2
EQUITY INCENTIVE PLAN
Establishment of Equity Incentive Plan
2.1    ~~2.1~~ There is hereby established an equity incentive plan to recognize contributions made by Service Providers and to create an incentive for their continuing assistance to the Company.
Maximum Plan Shares
~~2.2    The maximum aggregate number of Plan Shares that may be reserved for issuance under the Plan at any point in time is 12.5% of the Outstanding Shares from time to time, unless this Plan is amended pursuant to the requirements of the TSX Policies.~~
~~2.3~~
2.2    Subject to the provisions of Section 3.12 below, the maximum aggregate number of Plan Shares which may be issued pursuant to all Awards (including Incentive Stock Options) following the 2021 annual general meeting of Shareholders of the Company is 23,815,115 Common Shares (inclusive of the number of Common Shares subject to outstanding Awards as of the date of the 2021 annual general meeting of Shareholders of the Company). The Plan Shares may be authorized, but unissued, or reacquired Common Shares.
2.3    Unless otherwise determined in the discretion of the Board, the number of Plan Shares that may be reserved for issuance under the Plan to any one Recipient will not exceed 5% of the Outstanding Shares on a non-diluted basis, less any Common Shares reserved for issuance to such Recipient under Share Compensation Arrangements other than this Plan.
Eligibility
2.4    ~~2.4~~ Awards may be granted hereunder to Service Providers from time to time by the Board. Service Providers that are corporate entities will be required to undertake in writing not to effect or permit any transfer of ownership or option of any of its shares, nor issue more of its shares so as to indirectly transfer the benefits of an Award, as long as such Award remains outstanding, unless the written permission of ~~the TSX and~~ the Company is obtained.
Awards Granted Under the Plan
2.5    ~~2.5~~ All Awards granted under the Plan will be evidenced by an Award Commitment ~~in substantially the form attached to this Plan as Schedule “A”~~, showing the number of Award Shares, the term of the Award, a reference to vesting terms, if any, and the Exercise Price, if applicable, or otherwise modified in respect of the terms of the specific Award as necessary.

2.6    ~~2.6~~ Subject to specific variations approved in accordance with this Plan, all terms and conditions set out herein will be deemed to be incorporated into and form part of an Award Commitment made hereunder.
Awards Not ~~Exercised~~Settled
~~In the event an Award granted under the Plan expires unexercised or is terminated by reason of dismissal of the Recipient for cause or is otherwise lawfully cancelled prior to exercise of the Award, the Award Shares that were issuable thereunder will be returned to the Plan and will be eligible for re-issue. For greater certainty Awards which are exercised thereupon increase the number available to the Plan by the relevant percentage of Outstanding Shares as provided hereunder.~~
2.7    Except as set out below, any Plan Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Plan Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited or repurchased by the Company, such Shares shall become available for future grant under the Plan. Notwithstanding anything to the contrary in this Plan, the number of Common Shares (i) tendered or withheld or subject to an Award surrendered in connection with the purchase of Common Shares upon exercise of an Option, (ii) deducted or delivered from payment of an Award in connection with the Company’s tax withholding obligations, or (iii) purchased by the Company with proceeds from Option exercises will be deemed to have been issued and will not increase the number of Plan Shares available for issuance under the Plan.
Administration of Plan
2.8    ~~2.8~~ The Board will be responsible for the general administration of the Plan and the proper execution of its provisions, the interpretation of the Plan and the determination of all questions arising hereunder.
2.9    ~~2.9~~ Without limiting the generality of the foregoing, but subject to the provisions of this Plan, the Board has the power to:
(a)    determine the Service Providers to whom Awards are to be granted, to grant such Awards, and, subject to the other terms of this Plan, to determine any terms and conditions, limitations and restrictions in respect of any particular grant of Award;
(b)    allot Common Shares for issuance ~~on~~in connection with the exercise vesting or other settlement of Awards; and
(c)    delegate all or such portion of its powers hereunder as it may determine to one or more committees of the Board, either indefinitely or for such period of time as it may specify, and thereafter each such committee may exercise the powers and discharge the duties of the Board in respect of the Plan so delegated to the same extent as the Board is hereby authorized so to do.
Regulatory Approval
2.10    ~~2.10~~ This Plan will be subject to the approval of any regulatory authority whose approval is required. Any Awards granted under this Plan prior to such approvals being given will be conditional upon such approvals being given, and no such Awards may be exercised unless and until such approvals are given.
Compliance with Legislation
2.11    ~~2.11~~ The Company will not be required to issue any Common Shares under the Plan unless such issuance is in compliance with all applicable laws, regulations, rules, orders of governmental or regulatory authorities and the requirements of any stock exchange upon which Common Shares of the Company are listed. The Company will not in any event be obligated to take any action to comply with any such laws, regulations, rules, orders or requirements.
~~ARTICLE 3~~
Minimum Vesting
2.12    Notwithstanding any other provision of the Plan to the contrary, any Award granted under the Plan following the 2021 annual general meeting of shareholders of the Company shall vest no earlier than the first anniversary of the Grant Date of such Award; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: (a) Common Shares delivered in lieu of fully vested cash obligations, and (b) any additional Awards the Board may grant, up to a maximum of five percent (5%) of the Plan Shares authorized for issuance under the Plan pursuant to Section 2.2 (subject to adjustment pursuant to Section 3.10).
Restrictions on Dividend Equivalent Rights and Dividends
2.13    A Dividend Equivalent Right is an Award entitling the Recipient to receive credits based on cash distributions that would have been paid on the Common Shares specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) if such Common Shares had been issued to and held by the Recipient of such Dividend Equivalent Right as of the record date. A Dividend Equivalent Right may be granted hereunder; provided that no Dividend Equivalent Right may be granted in connection with, or related to, an Award of Options. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Commitment. Dividend equivalents credited to the Recipient of a Dividend Equivalent Right may accrue or may be deemed to be reinvested in additional Common Shares, which may thereafter accrue additional Dividend Equivalent Rights. Any such reinvestment shall be at the Market Price on the date of such reinvestment. Dividend Equivalent Rights may be settled in cash or Common Shares or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Board.
2.14    A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon the exercise, settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award also may contain terms and conditions which are different from the terms and conditions of such other Award, provided that Dividend Equivalent Rights credited pursuant to a Dividend Equivalent Right granted as a component of another Award shall not vest or be paid unless the underlying Award vests, and if the underlying Award does not vest, the Participant holding Dividend Equivalent Rights shall promptly forfeit such unvested Dividend Equivalent Rights. Dividends accruing on Awards shall similarly not vest or be paid until the underlying Award vests. Any Dividend Equivalent Rights are subject to the vesting requirements of the underlying Awards.
Article 3
TERMS AND CONDITIONS OF AWARDS
3.1    ~~3.1~~ Options: The Board is hereby authorized to grant Options to a Service Provider with the following terms and conditions and with such additional terms and conditions not inconsistent with the provision of this Plan as the Board shall determine:
~~6~~

~~3.1.1~~
3.1.1    Exercise Price. The Exercise Price of an Option will be set by the Board at the time such Option is granted under this Plan, and, subject to the provisions set forth in Section 3.1.4(d), cannot be less than the Market Price.
3.1.2    ~~3.1.2~~ Term. Subject to the application of Section 3.11, an Option can be exercisable for a maximum of 10 years from the Grant Date, unless otherwise determined in the discretion of the Board.
3.1.3    ~~3.1.3~~ Vesting. No Option shall be exercisable until it is vested. The vesting schedule of each Option will be as determined in the discretion of the Board at the time of the grant of the Option.
3.1.4    ~~3.1.4~~ For US Residents – Incentive Stock Options.
(a)    Eligible Recipients of ISOs. Incentive Stock Options may be granted only to employees of the Company or an Affiliate that constitutes a “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code (an “ISO Affiliate”).
(b)    Designation of ISO Status. The Board action approving the grant of an Option to a U.S. Participant, and the Award Commitment, must specify that the Option is intended to be an Incentive Stock Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option.
(c)    Maximum Shares Issuable On Exercise of ISOs. Subject to the adjustment provisions of this Plan, the maximum aggregate number of Common Shares that may be issued upon ~~th e~~the exercise of Incentive Stock Options is ~~14,000,000 Common~~the limit on Plan Shares found in Section 2.2.
(d)    Limits for 10% Stockholders. A person who owns (or is deemed to own pursuant to Section 424(d) of the Code) Common Shares possessing more than ten percent (10%) of the total combined voting power of all classes of securities of the Company or any ISO Affiliate, will not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Market Price on the date of grant and the Option is not exercisable after the expiration of five (5) years from the Grant Date.
(e)    No Transfer. As provided by Section 422(b)(5) of the Code, an Incentive Stock Option will not be transferable except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the U.S. Participant only by the U.S. Participant. If the Board elects to allow the transfer of an Option by a U.S. Participant that is designated as an Incentive Stock Option, such transferred Option will automatically become a Nonstatutory Stock Option.
(f)    US $100,000 Limit. As provided by Section 422(d) of the Code and applicable regulations thereunder, to the extent that the aggregate Market Price (determined at the time of grant) of Common Shares with respect to which Incentive Stock Options are exercisable for the first time by any U.S. Participant during any calendar year (under all plans of the Company and any ISO Affiliate) exceeds US$100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Award Commitment(s).
~~7~~

~~(g)~~    (g)    Post-Termination Exercise Period. To obtain the United States federal income tax advantages associated with an Incentive Stock Option, the United States Internal Revenue Code requires that at all times beginning on the date of grant and ending on the day three (3) months before the date of exercise of the Option, the U.S. Participant must be an employee of the Company or an ISO Affiliate (except in the event of the U.S. Participant’s death or Disability, in which case a 12-month period applies). The Company cannot guarantee that the Option will be treated as an Incentive Stock Option if the U.S. Participant continues to provide services to the Company or an Affiliate after such U.S. Participant’s employment terminates or if the U.S. Participant otherwise exercises the Option more than three (3) months (or twelve (12) months, as the case may be) after the date his or her employment terminates, or the Option otherwise fails to qualify as an Incentive Stock Option.
(h)    Maximum Grant Period. No ISOs may be granted after the tenth (10th) anniversary of the Board’s approval of the 2021 amendment and restatement of the Plan.
3.1.5    No Repricing. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Common Shares, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or other securities or similar transaction), the Company may not, without obtaining shareholder approval: (a) amend the terms of outstanding Options to reduce the Exercise Price of such outstanding Options; (b) cancel outstanding Options in exchange for Options with an Exercise Price that is less than the Exercise Price of the original Options; or (c) cancel outstanding Options with an Exercise Price above the current Market Price in exchange for cash or other securities.
3.2    ~~3.2~~ Restricted Stock: The Board is hereby authorized to grant Restricted Stock to a Service Provider with the following terms and conditions and with such additional terms and conditions not inconsistent with the provision of this Plan as the Board shall determine:
3.2.1    ~~3.2.1~~ Restriction. Restricted Stock shall be subject to such restrictions (if any) as the Board may impose (including, without limitation, a restriction on or prohibition against the right to receive any dividend or other right or property with respect thereto), which restrictions lapse separately or in combination at such time or times, in such instalments or otherwise as the Board may deem appropriate.
3.2.2    ~~3.2.2~~ Restricted Stock Certificates. Any Restricted Stock granted under this Plan may be evidenced by the issuance of a share certificate or certificates. If any share certificate is issued, such certificate shall be held by the Company and such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the applicable Award ~~Agreement~~Commitment and possible forfeiture of such shares of Restricted Stock.
3.2.3    ~~3.2.3~~ Except as otherwise determined by the Board, upon a Participant’s termination of office, employment or service (as determined under criteria established by the Board) during the applicable restriction period, all applicable Common Shares of Restricted Stock at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Board may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Common Shares of Restricted Stock.
3.2.4    Dividends accruing on Restricted Stock shall not vest or become payable to the holder before the underlying Common Shares have vested and the risk of forfeiture with respect to such Common Shares has lapsed.
3.3    ~~3.3~~ Restricted Stock Unit Awards: The Board is hereby authorized to grant Restricted Stock Unit Awards to a Service Provider evidencing the right for such Service Provider to receive a Common Share (or cash payment equal to the Market Price of a Common Share) at some future date.

3.3.1    ~~3.3.1~~ Restrictions. A Restricted Stock Unit Award will be subject to an Award Commitment containing such terms and conditions, not inconsistent with the provisions of this Plan, as the Board shall determine.
3.3.2    ~~3.3.2~~ Forfeiture. Except as otherwise determined by the Board and as set forth in the applicable Award Commitment, upon a Participant’s termination of office, employment or service (as determined under criteria established by the Board) during the applicable restriction period, all applicable Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Board may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Restricted Stock Units.
~~3.3.3~~ 3.3.3    For Canadian Residents. For Canadian resident Service Providers, Restricted Stock Unit Awards shall be settled in Common Shares, unless the Company offers the Participant the right to receive cash in lieu of Common Shares and the Participant, in its sole discretion, so elects.

3.3.4    ~~3.3.4~~ Voting and Dividend Rights. A Restricted Stock Unit does not entitle the holder thereof to any rights with respect to voting and dividends. A Restricted Stock Unit may provide the holder with Dividend Equivalent Rights. Dividend Equivalent Rights are subject to the vesting requirements of the related Restricted Stock Unit.
3.4    ~~3.4~~ Performance Awards:
3.4.1    ~~3.4.1~~ The Board is hereby authorized to grant Performance Awards to ~~an Eligible Person~~a Service Provider subject to the terms of this Plan. A Performance Award granted under this Plan (i) may be denominated or payable in cash, Common Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property, and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Board shall establish. Subject to the terms of this Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of the Performance Award shall be determined by the Board. For Canadian resident Service Providers, Performance Awards shall be settled in Common Shares, unless the Company offers the Participant the right to receive cash in lieu of Common Shares and the Participant, in its sole discretion, so elects.
Recipient Ceasing to be Director, Officer, Employee or Service Provider
3.5    ~~3.5~~ No Award may be exercised after the Recipient, if a Director or Officer, has ceased to be a Director or Officer or, if an Employee or other Service Provider has left the employ or service of the Company, except as follows:
(a)    in the case of the death of ~~an~~a Recipient, any vested Award held by him at the date of death will become exercisable by the Recipient’s lawful personal representatives, heirs or executors until the earlier of one year after the date of death of such Recipient and the Expiry Date of such Award;
(b)    in the case of the Disability of ~~an~~a Recipient, any vested Award held by him at the date of Disability will become exercisable until the earlier of one year from the date of cessation of the Recipient’s employment or other office and the Expiry Date of such Award; and
(c)    subject to the other provisions of this Section 3.5, vested Awards will expire 90 days after the date the Recipient ceases for any reason whatsoever to be employed by, provide services to, or be a Director or Officer of, the Company and all unvested Awards will immediately terminate without right to exercise same;

but provided that in no event may the term of the Award exceed 10 years, unless determined in the discretion of the Board.
~~Acceleration of~~Additional Vesting; Dividend Equivalent Rights
3.6    Subject to Sections 3.7 and 3.8, in addition to meeting any other eligibility requirements for receiving an Award, or for an Award to vest (if applicable), the Service Provider must be Actively Engaged by the Company through to, and including on, the established Grant Date or vesting date for such Award, as applicable. For clarity, except to the minimum extent, if any, required by applicable employment standards legislation:
(a)    if the Service Provider is not Actively Engaged by the Company on the established Grant Date for an Award for any reason, the Service Provider will not have earned the Award, the Service Provider is deemed to have waived and forfeited any right to earn the Award, and the Service Provider will not be eligible to receive the Award or a pro-rated share of the Award;
(b)    if the Service Provider is not Actively Engaged by the Company on the established vesting date for an Award to vest, for any reason, the Award will not vest;
(c)    Awards will not be included in the calculation of, or form any part of, contractual or common law pay in lieu of notice, and Awards will not form part of any damages for wrongful dismissal or otherwise; and
(d)    this provision is intended to limit or remove the Service Provider’s rights to any damages relating to Awards, including during any period in relation to which the Company provides pay in lieu of notice, and including during any period in relation to which the Company fails to give notice that should have been given pursuant to any agreement between the Service Provider and the Company, or pursuant to any applicable law, including the common law or civil law, as applicable.
3.7    ~~3.6~~ Notwithstanding the provisions of Section 3.5(a) ~~and~~, Section 3.5(b) and Section 3.6, if, in the case of ~~an~~a Recipient who is an Employee, that Recipient’s employment terminates by reason of death or Disability, subject to the terms of the Award set out in an Award Commitment, any Award held by such Employee who has been Continuously Employed by the Company for a minimum of three (3) years shall become fully vested and exercisable and may thereafter be exercised during the term of the Award set forth in Section 3.5(a) and Section 3.5 (b).
3.8    ~~3.7~~ Notwithstanding the provisions of Section 3.5(c) and Section 3.6, if ~~an~~, in the case of a Recipient who is an Employee, that Recipient’s employment is terminated by the Company without cause then, provided that the Recipient has been Continuously Employed by the Company for a minimum of three (3) years, then, subject to the terms of the Award set out in an Award Commitment, all Awards shall become fully vested and exercisable and may thereafter be exercised during the term of the Option set forth in Section 3.5(c).
~~3.8~~
Change in Control
3.9    The provisions of this Section 3.8 shall apply in the case of a Change in Control, unless otherwise provided in the Award Commitment or any separate agreement with a Participant. In the event of a Change in Control ~~or Take Over Bid, any and~~, all Awards will terminate upon the Change in Control unless they are assumed by the surviving entity or otherwise equitably converted, substituted or continued. In that ~~are outstanding at the time of the occurrence of such event shall become immediately vested and fully exercisable for the periods indicated (each such exercise period referred to as an “Acceleration Window”):~~event, Recipients will have a reasonable period prior to the effectiveness of the Change in Control to exercise the vested portion of any Award prior to its termination.

(a)    ~~for a period of 45 days beginning on the date which any person together with all affiliates and associates of such person, becomes, after the date of this Plan, the beneficial owner of 20% or more of the Common Shares of the Company then outstanding;~~Awards Not Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Board:
(i)        all outstanding Awards that are subject to time-based vesting requirements shall become vested and fully exercisable immediately prior to, and contingent on, the effectiveness of, the Change in Control;
(ii)        all outstanding Awards that are subject to time-based vesting restrictions shall become vested and such restrictions shall lapse immediately prior to, and contingent on, the effectiveness of, the Change in Control; and
(iii)        the payout level under all outstanding Awards that are subject to performance-based vesting requirements shall be deemed to have been earned immediately prior to, and contingent on, the effectiveness of, the Change in Control based upon an assumed achievement of all relevant performance goals at the 100% level (or such higher threshold as may have been actually achieved by the effective date of the Change in Control). To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 422(d) of the Code, the excess Options shall be deemed to be Nonstatutory Stock Options.
(b)    ~~beginning on~~Awards Proposed to be Assumed or Substituted by Surviving Entity. Upon the ~~date that a tender or exchange offer for Common Shares by any person is first published or sent or given within the meaning of the takeover bid rules under Alberta securities legislation, and continue so long as such offer remains open (including any extensions or renewals of such offer), unless by the terms of such offer the Offeror, upon consummation thereof, would be the beneficial owner of less than 20% of the common shares of the Corporation then outstanding; or~~occurrence of a Change in Control, and except with respect to any Awards that are not proposed to be assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Board:
~~(c)    for a period of 20 days beginning on the date on which the shareholders of the Company duly approve any merger, consolidation, reorganization or other transaction providing for the conversion or exchange of more than 20% of the outstanding Common Shares of the Company into securities of any entity, or cash, or property, or a combination of any of the foregoing.~~
~~The exercisability of any Award which remains unexercised following the expiration of an Acceleration Window shall be governed by the vesting schedule and all other terms of the Award Commitment respecting such Award.~~
(i)        all outstanding Awards that are subject to time-based vesting requirements shall become vested and fully exercisable immediately prior to, and contingent on, the effectiveness of, the Change in Control;
(ii)        all outstanding Awards that are subject to time-based vesting restrictions shall become vested and such restrictions shall lapse immediately prior to, and contingent on, the effectiveness of, the Change in Control; and
(iii)        the payout level under all outstanding Awards that are subject to performance-based vesting requirements shall be deemed to have been earned immediately prior to, and contingent on, the effectiveness of, the Change in Control based upon an assumed achievement of all relevant performance goals at the 100% level (or such higher threshold as may have been actually achieved by the effective date of the Change in

Control). To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 422(d) of the Code, the excess Options shall be deemed to be Nonstatutory Stock Options.
Non Assignable
3.10    ~~3.9~~ Subject to Section 3.5(a), all Awards will be exercisable only by the Recipient to whom they are granted and will not be assignable or transferable.
Adjustment of the Number of Award Shares
3.11    ~~3.10~~ If there is a change in the outstanding Common Shares by reason of any share consolidation, or split, reclassification or other capital reorganization, or a stock dividend, arrangement, amalgamation, merger or combination, or any other change to, event affecting, exchange of or corporate change or transaction affecting the Common Shares, the Board will make, as it deems advisable and subject to requisite Regulatory Approval, appropriate substitution and/or adjustment in:
(a)    ~~(a)~~ the number and kind of shares or other securities or property reserved or to be allotted for issuance pursuant to this Plan;
(b)    the number and kind of shares or other securities or property reserved or to be allotted for issuance pursuant to any outstanding unexercised Awards, and in the exercise price for such shares or other securities or property; and/or
(c)    the vesting of any Awards, including the accelerated vesting thereof on conditions the Board deems advisable, and if the Company undertakes an arrangement or is amalgamated, merged or combined with another corporation, the Board will make such provision for the protection of the rights of Participants as it deems advisable.
Adjustment of Awards Expiring During Black-out Period
3.12    ~~3.11~~ Should the Expiry date for an Award fall within a Black-out Period, or within the period that is nine Business Days immediately following the expiration of a Black-out Period, such Expiry Date will be automatically adjusted without any further act or formality to that day which is the tenth Business Day after the end of the Black-out Period, such tenth Business Day to be considered the Expiry Date for such Award for all purposes under the Plan. Notwithstanding any other provision of this Plan, the tenth Business Day period referred to in this Section ~~3.11~~3.12 may not be extended by the Board.
Compliance with Section 409A of the Code
3.13    ~~3.12~~ Unless otherwise expressly provided for in an Award Commitment, the terms applicable to Options granted to U.S. Participants will be interpreted to the greatest extent possible in a manner that makes those Options exempt from Section 409A of the Code, and, to the extent not so exempt, that brings the Options into compliance with Section 409A of the Code. Notwithstanding anything to the contrary in the Plan (and unless the Award Commitment or other written contract with the U.S. Participant specifically provides otherwise), if the Common Shares are publicly traded, and if a U.S. Participant of an Option that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” under Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such U.S. Participant’s “separation from service” or, if earlier, the date of the U.S. Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.

Award Commitments
3.14    ~~3.13~~ Each Award will be evidenced by an Award Commitment which incorporates such terms and conditions as the Board in its discretion deems appropriate and consistent with the provisions of this Plan (and the execution and delivery by the Company of an Award Commitment with a Participant shall be conclusive evidence that such Award Commitment incorporates terms and conditions determined by the Board and is consistent with the provisions of this Plan). Each Award Commitment will be executed on behalf of the Company by any member of the Board or any Officer or such other Person as the Board may designate for such purpose.
~~ARTICLE 4~~
Article 4
COMMITMENT AND EXERCISE PROCEDURES
Award Commitment
4.1    ~~4.1~~ Upon grant of an Award hereunder, an authorized officer of the Company will deliver to the Recipient an Award Commitment detailing the terms of such Awards and upon such delivery the Recipient will be subject to the Plan and have the right to the Awards on the terms set out therein, subject to the terms and conditions hereof.
Manner of Exercise
4.2    ~~4.2~~ A Recipient who wishes to exercise his Award may do so:
~~4.2.1~~
4.2.1    by delivering:
(a)    a written notice to the Company specifying the number of Award Shares being acquired pursuant to the Award; and
(b)    cash, certified cheque or bank draft payable to the Company for the aggregate Exercise Price for the Optioned Shares being acquired and the aggregate of any amounts required by law to be withheld by the Company on the exercise of such Award, or separate certified cheques or bank drafts for such Exercise Price and such amounts to be withheld;
4.2.2    ~~4.2.2~~ in such other manner as may be specified in the Award Commitment or as may be agreed to by the Company.
Notwithstanding anything else contained in this Plan, the Company may, from time to time, implement such other procedures and conditions as it determines appropriate with respect to the payment, funding or withholding of amounts required by law to be withheld on the exercise of Awards under this Plan.
Delivery of Certificate and Hold Periods
4.3    ~~4.3~~ As soon as practicable after receipt of the notice of exercise described in Section 4.2 and payment in full for the Awards Shares being acquired (if applicable), the Company will direct its transfer agent to issue to the Recipient the appropriate number of Award Shares. The transfer agent will either issue a certificate representing the Award Shares or a written notice in the case of uncertificated Common Shares. Such issued certificate or written notice, as the case may be, will bear a legend stipulating any resale restrictions required under applicable securities laws.
~~ARTICLE 5~~

Article 5
AMENDMENTS TO PLAN OR AWARDS
Amendments Generally
5.1    ~~5.1~~ The Board may, at any time and from time to time, amend, suspend~~,~~ or terminate ~~or discontinue~~ the Plan ~~or an Award, or revoke or alter any action taken pursuant to the Plan or an Award, except~~as to any Common Shares as to which Awards have not been made and such action will not constitute a breach of the terms of any agreement between the Service Provider and the Company. The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company’s shareholders to the extent provided by the Board or required by applicable laws (including the rules of any stock exchange on which the Common Shares are then listed), provided that no amendment shall be made to the no-repricing provisions of Section 3.1.5 or the Option pricing provisions of Section 3.1.1 without the approval of the Company’s shareholders. No amendment, suspension~~,~~ or termination ~~or discontinuance~~ of the Plan ~~will adversely alter or~~shall materially impair rights or obligations under any Award theretofore made under the Plan without the ~~written~~ consent of the ~~applicable participant and is subject to those provisions of applicable law (including, without limitation, the TSX Policies), if any, that require the approval of shareholders or any governmental or regulative body~~Participant.
~~5.2~~
5.2    With the consent of the affected Participants for any amendment or modification that materially impairs the rights or obligations of a Participant, the Board may amend or modify any outstanding Award in any manner to the extent that the ~~board~~Board would have the authority to initially grant such award as so modified or amended.
~~Amendments by Board~~
~~5.3    Without limiting the generality of Section 5.1, the Board may make the following types of amendments to the Plan without seeking Shareholder Approval:~~
~~(a)    amendments of a “housekeeping” or ministerial nature including, without limiting the generality of the foregoing, any amendment for the purpose of curing any ambiguity, error or omission in the Plan or to correct or supplement any provision of the Plan that is inconsistent with any other provision of the Plan;~~
~~(b)    amendments necessary to comply with the provisions of applicable law (including, without limitation, the TSX Policies);~~
~~(c)    amendments respecting administration of the Plan;~~
~~(d)    any amendment to the vesting provisions of the Plan or any Award;~~
~~(e)    any amendment to the early termination provisions of the Plan or any Award, whether or not such Award is held by an Insider, provided such amendment does not entail an extension beyond the original Expiry Date;~~
~~(f)    any amendments necessary to suspend or terminate the Plan;~~
~~(g)    any amendments necessary or desirable to cause Awards to comply, or be able to comply, with modifications made to applicable tax legislation; and~~
~~(h)    any other amendment, whether fundamental or otherwise, not requiring Shareholder Approval under applicable Law (including, without limitation, the TSX Policies).~~
~~Amendments Requiring Shareholder Approval~~

~~5.4    The Board may not, without approval of the holders of a majority of the issued and outstanding equity securities of the Company present and voting in person or by proxy at a meeting of holders of such securities, amend the Plan or an Award to do any of the following:~~
~~(a)    increase the aggregate maximum percentage of Common Shares issuable under the Plan;~~
~~(b)    make any amendment that would reduce the Exercise Price of an outstanding Award (including a cancellation and reissue of an Award at a reduced Exercise Price);~~
~~(c)    extend the term of any Award beyond the Expiry Date of the Award or allow for the Expiry Date of an Award to be greater than 10 years except as currently provided in connection with a Black-out Period;~~
~~(d)    permit assignments, or exercises other than by the applicable Participant, of Awards beyond that contemplated by Section 3.5(a);~~
~~(e)    expand the definition of “Service Provider” or otherwise alter the conditions for eligibility for participation in the Plan;~~
~~(f)    amend the Plan to provide for any other types of compensation through equity issuance, unless the change to the Plan or an Award results from the application of Section 3.10; and~~
~~(g)    effect an amendment which is required to be approved by shareholders under applicable law (including, without limitation, the TSX Policies).~~
~~5.5    Where Shareholder Approval is sought for amendments under Section 5.4(b) or Section 5.4(c) above, the votes attached to Common Shares held directly or indirectly by Insiders benefiting from the amendment will be excluded. In the event of any conflict between Section 5.3 and Section 5.4 above, the latter will prevail to the extent of any conflict.~~
Amendment Subject to Approval
5.3    ~~5.6~~ If the amendment of an Award requires Regulatory Approval or Shareholder Approval, such amendment may be made prior to such approvals being given, but no amended Awards may be exercised unless and until such approvals are given.
~~ARTICLE 6~~
~~INSIDER PARTICIPATION LIMIT~~
~~Insider participation subject to Disinterested Shareholder Approval~~
~~6.1    None of the following actions will become effective without first obtaining Shareholder Approval:~~
~~(a)    Common Shares being issuable to Insiders under this Plan at any time, when combined with all of the Company’s other Share Compensation Arrangements, exceeding 10% of the Outstanding Shares; and~~
~~(b)    Common Shares issued to Insiders under this Plan, when combined with all of the Company’s other Share Compensation Arrangements, exceeding 10% of the Outstanding Shares in any 12 month period.~~
~~6.2    Where Shareholder Approval is sought for an action under Section 6.1, the votes attached to Common Shares held directly or indirectly by Insiders benefiting from the action will be excluded.~~

~~ARTICLE 7~~ Article 6
GENERAL
Employment and Services
6.1    ~~7.1~~ Nothing contained in the Plan will confer upon or imply in ~~favour~~favor of any Recipient any right with respect to office, employment or provision of services with the Company, or interfere in any way with the right of the Company to ~~lawfully~~ terminate the Recipient’s office, employment or service at any time ~~pursuant to the arrangements pertaining to same~~. Participation in the Plan by a Service Provider will be voluntary. A change in the status, office, position or duties of a Participant from the status, office, position or duties held by such Participant on the date on which the Award was granted to such Participant will not result in the termination of the Award granted to such Participant provided that such Participant remains a Service Provider.
Taxes
6.2    The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any Awards granted under the Plan.
No Representation or Warranty
6.3    ~~7.2~~ The Company makes no representation or warranty as to the future market value of Common Shares issued in accordance with the provisions of the Plan or to the effect of the Income Tax Act (Canada) or any other taxing statute governing the Awards or the Common Shares issuable thereunder or the tax consequences to a Service Provider. Compliance with applicable securities laws as to the disclosure and resale obligations of each Participant is the responsibility of such participant and not the Company.
Interpretation
6.4    ~~7.3~~ The Plan will be governed and construed in accordance with the laws of the Province of Alberta.
Effective Date of Plan
6.5    ~~7.4~~ This Plan will be effective from and after the date upon which the Company first receives Shareholder Approval for the Plan~~, subject to TSX acceptance~~, and will remain effective provided that the Plan, or, if applicable, any amended version thereof receives Shareholder Approval, on or before each third annual general meeting of shareholders of the Company.
Adoption of Plan
6.6    ~~7.5~~ This Plan was adopted by the Board on May 25, 2012 and approved by the Shareholders of the Company on June 28, 2012 and re-approved by the Shareholders of the Company on May 7, 2014. This Plan was amended as to Section 2.2 by the Shareholders of the Company on June 8, 2016. This Plan was further amended and approved by the Shareholders of the Company on June 2, 2020. This Plan was further amended and approved by the Shareholders of the Company on June 7, 2021.

Appendix B

AURINIA PHARMACEUTICALS INC.

MANDATE OF THE BOARD OF DIRECTORS

A.    Introduction
The primary responsibility of the board of directors (“Board”) of Aurinia Pharmaceuticals Inc. (the “Company”) is to oversee the management of the business and to pursue the best interests of the Company. The Board has plenary power and exercises overall responsibility for the management and supervision of the affairs of the Company.
B.    Board Size and Criteria
The Board must consist of such a number of directors within the limits as set out in the company’s articles of incorporation. The By-laws of the Company require that at least one quarter (1/4) of the Company's directors be resident Canadians, and that at least two (2) of the Company's directors must not be officers or employees of the Company or a subsidiary of the Company. A majority of the directors of the Board shall be independent within the meaning of applicable securities laws.
C.    Board Meetings
In order for the Board to transact business, a majority of the directors must be present. The Board shall meet on a regular basis and shall schedule a sufficient number of meetings (whether in person, by teleconference or other means permitted by applicable law) to carry out its mandate, which shall occur at least once each quarter.
D.    Reports from Committees/Subsidiaries
Unless waived by the Board, each committee chair shall provide a report to the Board on material matters considered by the committee at the first regularly scheduled Board meeting after the committee's meeting. Each board of a material subsidiary that does not have the same directors as the Board shall provide a report to the Board on material matters considered by the subsidiary board at the first Board meeting after the subsidiary's meeting.
E.    Chairman
The Board shall appoint a Chairman of the Board who shall have responsibility to ensure that the Board discharges its duties and responsibilities. Where it is not appropriate for the chair to be an independent director, the Board should consider whether it should appoint an independent director to act as a lead director. The Board shall develop a written position description delineating the chair’s role.
F.    Outside Advisors
The Board shall have the authority to retain, at the Company's expense, independent advisors and consultants to advise the Board as it determines necessary to carry out its duties and to fix the remuneration of such advisors and consultants. The Board may request any officer or employee of the Company, or the Company's internal or external auditors or legal counsel to attend a meeting of the Board or to meet with any directors of, or consultants to, the Board.
G.    Governance
The Board has responsibility for developing the Company's approach to governance issues although the Governance & Nomination Committee plays a key role by recommending and reporting on governance issues, including ethical conduct, to the Board. The Board may delegate specific governance issues to other committees of the Board. The Board is responsible for establishing the appropriate procedures to ensure that the Board, Board committees and individual directors can function independently of management.
H.    General Duties
It is the duty of the directors of the Company to manage, or supervise the management of, the business and affairs of the Company. In exercising his or her duties, every director shall act honestly and in good faith with a view to the best interests of the Company and exercise the care, diligence and skill that a reasonably prudent person would exercise in similar circumstances. Each director is expected to attend all regularly scheduled meetings of the Board and all of the committees on which they serve and to be prepared for such meetings by reviewing materials provided in advance of meetings. Each director shall also comply with the provisions of the Business Corporations Act (Alberta), and the By-laws of the Company.
I.    Directors' Duties and Responsibilities
The Board has responsibility for stewardship of the Company, including:
•to the extent feasible, satisfying itself as to the integrity of the Chief Executive Officer (the "CEO") and the Company’s other executive officers and that the CEO and other executive officers create a culture of integrity throughout the organization;

•adopting a strategic planning process and approving, on at least an annual basis, a strategic plan which takes into account, among other things, the opportunities and risks of the business;

•the identification of the principal risks of the Company's business, and ensuring the implementation of appropriate systems to manage these risks;

•overseeing succession planning (including appointing, training and monitoring senior management);

•adopting a communication and disclosure policy for the Company;

•overseeing the Company's internal control and management information systems;

•developing the Company's approach to corporate governance, including developing a set of corporate governance principles and guidelines that are specifically applicable to the Company; and

•reviewing and disclosing, no less than annually, measures for receiving feedback from stakeholders.

In addition to the above, the Board shall:

•with the assistance of the Compensation Committee, review and ratify the employment, appointment, grade levels and compensation of the executive employees of the Company, or any additional employees directly reporting to the CEO, and approve all senior officer appointments;

•with the assistance of the Compensation Committee, develop a position description for the CEO, which together with other board approved policies and practices, should provide for a definition of the limits to management's responsibilities, and approve the objectives of the Company to be met by the CEO;

•with the assistance of the Compensation Committee, ensure the performance of the CEO is evaluated at least annually;

•with the assistance of the Governance & Nomination Committee, develop a process to evaluate the effectiveness of each director and the Board as a whole on no less than an annual basis;

•review and approve the strategic plan, the annual business plan and accompanying capital plan and financial operations budget, including all material capital expenditures;

•approve material divestitures, acquisition and financial commitments;

•with the assistance of the Audit Committee, approve the annual audited financial statements, management’s discussion on such financial statements ("MD&A"), report on Form 10-K, management information circular and other annual public documents of the Company required by applicable securities laws;

•with the assistance of the Audit Committee (such assistance including the delegated authority to perform this function itself), approve the quarterly reports to the shareholders, including the unaudited interim quarterly statements and the quarterly MD&A;

•determine the content and frequency of management reports;

•review any recommendations from regulators or the external auditors respecting their assessment of the effectiveness of the internal controls that come to their attention in the conduct of their work; and

•ensure an independent audit/inspection function is in place to monitor the effectiveness of organizational and procedural controls.

Further the Board will also consider periodically or annually as the case may be:
1.    In Respect of Operations of the Board, with the assistance of the Governance & Nomination Committee:
(i)    assess the needs of the Board with respect to the conduct of the affairs of the Board, including
(a)    the size of the Board;
(b)    the frequency and location of Board and committee meetings;
(c)    procedures for establishing meeting agendas and the conduct of meetings;
(d)    the availability, relevance and timeliness of discussion papers, reports and other information required by the Board;
(ii)    recommend at the first meeting of the Board following each annual meeting, the allocation of directors to each of the Board committees and thereafter, where a vacancy occurs at any time in the membership of any Board committee, recommend a particular director to the Board to fill such vacancy;
(iii)    oversee continuing education for all directors in respect to the Company; and
(iv)    oversee the relationship between the Board on the one hand and officers of the Company on the other hand and, if appropriate, make recommendations with a view to ensuring that the Board is able to function independently of management.
2.    In Respect of Governance, with the assistance of the Governance & Nomination Committee:
(i)    review periodically the Company's approach to governance issues;

(ii)    review periodically the mandate for the Board and the positions description for the Chairman of the Board, the President and CEO, and the Chief Financial Officer (“CFO”) of the Company;
(iii)    review periodically the charters of the committees of the Board and, where appropriate, make recommendations thereon including changes in the role, size, composition and structure of the committees;
(iv)    conduct periodic surveys of directors with respect to their views on the effectiveness of the Board, the Chairman of the Board, each committee of the Board and its Chair and individual directors;
(v)    evaluate periodically the performance of the Chairman of the Board and the Chair of each committee and the performance and contribution of individual directors, having regard for the mandate for the Board and position description for the Chairman of the Board and the results of surveys of the directors, attendance at Board and Board committee meetings and overall contribution;
(vi)    assess the effectiveness and review the performance of the Board as a whole and each committee of the Board;
(vii)    review the Company's director qualification criteria including the number of boards on which directors may sit, director tenure, retirement and succession;
(viii)    review the procedure to enable an individual director to engage an outside advisor at the expense of the Company; and
(ix)    recommend policies regarding succession in the event of an emergency or the retirement of the Chairman of the Board, CEO, and/or CFO of the Company.
3.    In Respect of Board Composition and Director Nominations, with the assistance of the Governance & Nomination Committee:
(i)    review periodically the competencies, skills and personal qualities required of directors in order to add value to the Company, in light of
(a)    the activities of the Company and the nature of its investments;
(b)    the need to ensure that a majority of the Board is comprised of independent directors within the meaning of applicable laws;
(c)    the constating documents of the Company;
(d)    the Company's governance guidelines;
(ii)    review the competencies, skills and personal qualities of each existing director, and the contributions made by the director to the effective operation of the Board and any significant change in the primary occupation of the director;
(iii)    ensure candidates understand the demands and expectations of a director of the Company and the role of the Board and its committees; and
(iv)    oversee an orientation program to familiarize new directors with the business and operations of the Company, including the reporting structure, strategic plans, significant financial, accounting and risk issues and compliance policies, management and the external auditors.
4.    In Respect of Reporting and Disclosure Requirements, with the assistance of the Governance & Nomination Committee:
(i)    review and approve the annual corporate governance report to be made in the proxy circular prepared in connection with the Company's annual meeting describing the corporate governance practices of the Company with reference to the reporting requirements of the Toronto Stock Exchange or other applicable securities law requirements;
(ii)    review and approve the statement of executive compensation to be made in the proxy circular prepared in connection with the Company's annual meeting;
(iii)    review at least annually the "Corporate Disclosure Policy" of the Company;
(iv)    review at least annually the "Code of Ethics & Conduct" of the Company;
(v)    review at least annually the "Whistleblower Policy" of the Company;
(vi)    review at least annually the "Fraud Policy" of the Company;
(vii)    review at least annually the “Diversity Policy” of the Company;
(viii)    review at least annually the “Indemnity Policy” of the Company;
(ix)    review at least annually the "Terms of Reference for the Chairman of the Board";
(x)    review at least annually the "Mandate of the Board of Directors";
(xi)    review at least annually the position description for the CEO of the Company;
(xii)    review at least annually the position description for the CFO of the Company;
(xiii)    review at least annually the "Audit Committee Charter";
(xiv)    review at least annually the "Compensation Committee Charter";
(xv)    review at least annually the “Governance & Nomination Committee Charter”;
(xvi)    review at least annually the “Disclosure Committee Charter”;
(xvii)    review at least annually the "Insider Trading Policy"; and
(xviii)    review at least annually the “Majority Voting Policy.”

Appendix C

STATEMENT OF CORPORATE GOVERNANCE PRACTICES
The Company is committed to the highest standards of corporate governance. The Board and each of its committees have continued to refine the Company’s governance policies and procedures in light of recent regulatory initiatives that have been adopted to improve corporate governance.
Effective June 30, 2005, National Instrument 58-101 Disclosure of Corporate Governance Practices ("NI 58-101") and National Policy 58-201 Corporate Governance Guidelines ("NP 58-201") were adopted in Canada. NI 58-101 requires issuers to disclose the corporate governance practices that they have adopted. NP 58-201 provides guidance on corporate governance practices.
The Board will continue to review the Company’s corporate governance practices on an ongoing basis in response to the evolving regulatory standards.

Corporate Governance Disclosure Requirements	The Company’s Governance Procedures
1. Board of Directors – Disclose how the board of directors (the "Board") facilitates its exercise of independent supervision over management, including:	The Board has reviewed the independence of each director of the company as defined in NI 58-101. A director who is independent has no direct or indirect material relationship with the Company, including a relationship, which in the view of the Board could reasonably interfere with the director’s exercise of independent judgment. After having reviewed the role and relationships of each director, the Board has determined that the following directors nominated by management for election to the Board are independent, namely:

Dr. George M. Milne, Jr.
Dr. David R.W. Jayne
Joseph P. Hagan
R. Hector MacKay-Dunn
Jill Leversage
Timothy P. Walbert

(a) the identity of directors that are independent.
(b) the identity of directors who are not independent, and the basis for that determination.	Peter Greenleaf	Peter Greenleaf is considered to have a material relationship with the Company by virtue of being the President and CEO of the Company.
	Dr. Daniel Billen	Daniel Billen is considered to not be independent pursuant to applicable Canadian securities laws by virtue of being a consultant to the Company and based on the compensation he received in that role.
(c)    whether or not a majority of the directors are independent. If a majority of directors are not independent, describe what the Board does to facilitate its exercise of independent judgment in carrying out its responsibilities.
A majority of the Board is independent.

Corporate Governance Disclosure Requirements	The Company’s Governance Procedures
(d)    If a director is presently a director of any other issuer that is a reporting issuer (or the equivalent) in a jurisdiction or a foreign jurisdiction, identify both the director and the other issuer.

This information is disclosed in the attached proxy under "Information Regarding the Board Of Directors and Corporate Governance - Other Board Membership”.
(e)    Disclose whether or not the independent directors hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance. If the independent directors hold such meetings, disclose the number of meetings held since the beginning of the issuer’s most recently completed financial year. If the independent directors do not hold such meetings, describe what the board does to facilitate open and candid discussion among its independent directors.

The independent directors hold an independent directors' meeting a week prior to each scheduled Board meeting and hold in camera meetings following every regularly scheduled meeting of the Board, as well as any other time the independent directors deem appropriate.

(f)    Disclose whether or not the chair of the board is an independent director. If the board has a chair or lead director who is an independent director, disclose the identity of the independent chair or lead director, and describe his or her role and responsibilities. If the board has neither a chair that is independent nor a lead director that is independent, describe what the board does to provide leadership for its independent directors.

Dr. George M. Milne, Jr. who has served as an independent director since May 8, 2017, was appointed as Chairman of the Board on April 29, 2019. The Chairman’s primary responsibility is managing the affairs of the Board including ensuring the Board is organized properly, functions effectively, and meets it obligations and responsibilities as set out in the by-laws of the Company and its mandate. The Chairman works to ensure effective relations with the Board, shareholders, other stakeholders and the public.

(g) Disclose the attendance record of each director for all board meetings held since the beginning of the issuer’s most recently completed financial year.	This information is disclosed in the proxy statement under the heading “Information Regarding the Board Of Directors and Corporate Governance - Meetings of the Board of Directors”.
2. Board Mandate – Disclose the text of the board’s written mandate. If the board does not have a written mandate, describe how the board delineates its role and responsibilities.	A copy of the mandate of the Board is attached to this proxy statement as Appendix B.
3.    Position Descriptions –
(a)    Disclose whether or not the board has developed written position descriptions for the chair and the chair of each board committee. If the board has not developed written position descriptions for the chair and/or the chair of each board committee, briefly describe how the board delineates the role and responsibilities of each such position.
The Board has developed written position descriptions for the Chairman of the Board and the Chair of each committee of the Board. These position descriptions are reviewed on an annual basis.
(b)    Disclose whether or not the board and CEO have developed a written position description for the CEO. If the board and CEO have not developed such a position description, briefly describe how the board delineates the role and responsibilities of the CEO.
The Board and the CEO have developed a written position description for the CEO. The position description is reviewed on an annual basis.

Corporate Governance Disclosure Requirements	The Company’s Governance Procedures
4.    Orientation and continuing Education –
(a)    Briefly describe what measures the board takes to orient new directors regarding:
(i)    the role of the board, its committees and its directors;
(ii)    the nature and operation of the issuer’s business.
(b)    Briefly describe what measures, if any, the board takes to provide the continuing education for its directors. If the board does not provide continuing education, describe how the board ensures that its directors maintain the skill and knowledge necessary to meet their obligations as directors.

The Company has not implemented a formal orientation process for its new directors; however new directors are given the opportunity to individually meet with senior Management to improve their understanding of the Company’s business. Newly appointed directors receive an onboarding package and are also provided with reference materials describing the Company’s organizational structure, the structure of the Board and its committees, corporate policies, articles and by-laws, as well as other Board materials. In addition, regardless of whether a meeting of the Board is scheduled, all directors regularly receive information on the Company’s operations, including a report on corporate development activities, operations reports, a financial overview and other pertinent information. All Company executives are available for discussions with directors concerning any questions or comments which may arise between meetings. Yearly the board solicits feedback from the directors on potential continuing education topics and makes appropriate information available to the directors on such topics.

5.    Ethical Business Conduct –
(a)    Disclose whether or not the board has adopted a written code for the directors, officers and employees. If the board has adopted a written code:
(i)    disclose how a person or company may obtain a copy of the code;
(ii)    describe how the board monitors compliance with its code, or if the board does not monitor compliance, explain whether and how the board satisfies itself regarding compliance with its code;
(iii)    provide a cross-reference to any material change report filed since the beginning of the issuer’s most recently completed financial year that pertains to any conduct of a director or executive officer that constitutes a departure from the code.
(b)    Describe any steps the board takes to ensure directors exercise independent judgment in considering transactions and agreements in respect of which a director or executive officer has a material interest.
(c)    Describe any other steps the board takes to encourage and promote a culture of ethical business conduct.

The Board believes that a culture of strong corporate governance and ethical business conduct must be endorsed by the Board and the executive officers. The Code of Conduct addresses many areas of business conduct and provides a procedure for employees to raise concerns or questions regarding questionable audit or accounting matters. The Code of Conduct is available on the Company’s website at www.auriniapharma.com.
All employees have a duty to report to the Company’s management any violations of the Code of Conduct. Allegations will be investigated by the appropriate personnel. Please also see the disclosure under the heading “Corporate Responsibility – Ethical business conduct” in this proxy statement for further information on how the board monitors compliance with the Code of Conduct.
There were no material violations of the Code of Conduct in
2020 that required the filing of a material change report.

For any transactions where a director or executive officer
has a material interest, the Board ensures the member
discloses such interest and discusses the transaction only
once the applicable person is not in attendance.
The Company has adopted a Corporate Disclosure Policy, which is reviewed annually, as well as Fraud and Whistleblower policies. Quarterly financial packages are reviewed and approved by the Audit Committee. The Annual financial package is reviewed by the Audit Committee prior to being recommended for Board approval and CEO/CFO certification of annual/interim filings.

Corporate Governance Disclosure Requirements	The Company’s Governance Procedures
6.    Nomination of Directors –
(a)    Describe the process by which the board identifies new candidates for board nomination.
(b)    Disclose whether or not the board has a nominating committee composed entirely of independent directors. If the board does not have a nominating committee composed entirely of independent directors, describe what steps the board takes to encourage an objective nominating process
(c)    If the board has a nominating committee, describe the responsibilities, powers and operation of the nominating committee.

The Board reviews, on an annual basis, both the size and composition of the Board. In considering nominees for election to the Board, the Board takes into account geographic diversity, and considers the primary markets in which the Company operates, the expertise and experience necessary to support the Company’s strategy and operations and requirements for its Board imposed by law. The Board considers such matters as a candidate’s integrity, independence, and residency. The Board then assesses each potential nominee against the criteria developed by the Board.
The Governance & Nomination Committee is responsible for identifying nominees for election to the Board. The Governance & Nomination Committee is comprised of three directors who are independent.

7.    Compensation –
(a)    Describe the process by which the board determines the compensation for the issuer’s directors and officers.
(b)    Disclosure whether or not the board has a Compensation Committee composed entirely of independent directors. If the board does not have a Compensation Committee composed entirely of independent directors, describe what steps the board takes to ensure an objective process for determining such compensation.
(c)    If the board has a Compensation Committee, describe the responsibilities, powers and operation of the Compensation Committee.

The remuneration paid to the directors and officers is reviewed each year by the Compensation Committee. The level of remuneration is designed to provide a competitive level of remuneration. The Compensation Committee is comprised of four independent directors.
The mandate of this Committee in respect of compensation matters specifically sets out the following duties and responsibilities:
In respect of Director Compensation and Protection:
(a)    Review periodically director compensation and recommend compensation terms that adequately reflect the responsibilities being assumed by the directors, the Chair of the Board, and Chairs of the committees of the Board and members;
(b)    Administer, review, and recommend on all policies of or agreements by the Company with respect to the indemnification by the Company of its directors and officers, if any.
In respect of the Company’s Officers and Employees and Compensation Plans:
(a)    Review and recommend to the Board the employment, appointment, and compensation arrangements of the CEO of the Company, and in conjunction with the CEO, the employment and appointment of the top executives of the Company and their compensation arrangements, and make changes in these arrangements upon annual reviews of their performance;
(b)    Review with the CEO the position descriptions for the executive employees, ensuring they remain current and accurate;
(c)    Oversee the evaluation of the Company’s CEO;

Corporate Governance Disclosure Requirements	The Company’s Governance Procedures

(d)    Review the CEO’s evaluation of the performance of the employees of the Company, and the CEO’s recommendations with respect to the amount of compensation to be provided to such employees;
(e)    Review the equity compensation plans of the Company for the benefit of employees of the Company and its subsidiaries; review and approve corporate goals and objectives relevant to the CEO and senior management’s compensation, evaluate the CEO and senior management’s performance in light of those goals and objectives, and make recommendations with respect to the CEO and Senior Executives’ compensation levels based on this evaluation; and make recommendations with respect to the CEO and senior executives’ compensation, incentive-compensation plans and equity-based plans; and
(f)    Administer, review and recommend the stock option plans and awards of the Company.

8. Other Board Committees – If the board has standing committees other than the audit, compensation and governance and nominating committees, identify the committees and describe their function.
The Company created a standing Research Committee effective March 13, 2018. The committee consists of three independent directors, Dr. Michael Hayden (Chair), Dr. David Jayne, and Timothy P. Walbert, and one non-independent (according to applicable Canadian securities laws) director, Dr. Daniel Billen. The mandate of the committee is to support the Company’s research initiatives, provide independent review of internal and external programs, and review additional new opportunities, as required.

9.    Assessments – Disclose whether or not the board, its committees and individual directors are regularly assessed with respect to their effectiveness and contribution. If assessments are regularly conducted, describe the process used for the assessments. If assessments are not regularly conducted, describe how the board satisfies itself that the board, its committees, and its individual directors are performing effectively.

Directors annually provide responses to a self-assessment of the Board as a whole, any committees on which they participate, as well as their own performance as a director. These assessments are provided to the Governance and Nomination Committee on an anonymous aggregated basis for review. The Governance and Nomination Committee reviews the aggregate reports, and determines if any changes to the Board or any of the committees is warranted. The Governance and Nomination Committee then reports to the Board with respect to the results of the assessments and any recommendations the Governance and Nomination Committee believes appropriate resulting from the assessments.

10.    Director Term Limits and Other Mechanisms of Board Renewal (Manitoba, New Brunswick, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Québec and Saskatchewan only) – Disclose whether or not the issuer has adopted term limits for the directors on its board or other mechanisms of board renewal and, if so, include a description of those director term limits or other mechanisms of board renewal. If the issuer has not adopted director term limits or other mechanisms of board renewal, disclose why it has not done so.

The Company has not adopted term limits or other mechanisms for Board renewal. The Board has recently gone through an extensive renewal process. Given this recent renewal of the Board, the Company does not consider it appropriate to implement term limits or other mechanisms of Board renewal at this time.

Corporate Governance Disclosure Requirements	The Company’s Governance Procedures
11.    Policies Regarding the Representation of Women on the Board (Manitoba, New Brunswick, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Québec and Saskatchewan only) –
(a)    Disclose whether the issuer has adopted a written policy relating to the identification and nomination of women directors. If the issuer has not adopted such a policy, disclose why it has not done so.
(b)    If an issuer has adopted a policy referred to in (a), disclose the following in respect of the policy:
(i)    a short summary of its objectives and key provisions,
(ii)    the measures taken to ensure that the policy has been effectively implemented,
(iii)    annual and cumulative progress by the issuer in achieving the objectives of the policy, and
(iv)    whether and, if so, how the board or its nominating committee measures the effectiveness of the policy.

The Company has adopted a written policy with respect to the identification and nomination of female directors (the "Diversity Policy"). The Diversity Policy requires that the Board consider diversity on the Board from a number of aspects, including but not limited to gender, age, ethnicity and cultural diversity. In addition, when assessing and identifying potential new members to join the Board or the Company’s executive team, the Board shall consider the current level of diversity on the Board and the executive team. The Board has followed the Diversity Policy in considering potential candidates for election and appointment of members of the Board and the executive team.

The governance and nomination committee regularly
consider the Diversity Policy and the diversity needs of the
Company and report to the Board as needed on the Company’s advancements related to this policy. In connection with such review, the governance and nomination committee will consider the effectiveness of the Company’s approach to diversity and will recommend to the Board any changes that it considers appropriate.

12.    Consideration of the Representation of Women in the Director Identification and Selection Process (Manitoba, New Brunswick, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Québec and Saskatchewan only) – Disclose whether and, if so, how the board or nominating committee considers the level of representation of women on the board in identifying and nominating candidates for election or re-election to the board. If the issuer does not consider the level of representation of women on the board in identifying and nominating candidates for election or re-election to the board, disclose the issuer's reasons for not doing so.

Pursuant to the Diversity Policy, the Board does consider and evaluate the representation of women on the Board when identifying and nominating candidates for election and re-election to the Board. Jill Leversage was appointed to the Board in November 2019. However, the Company focuses its search for new directors primarily based on the qualification of potential candidates, not specifically based on gender.

13.    Consideration Given to the Representation of Women in Executive Officer Appointments (Manitoba, New Brunswick, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Québec and Saskatchewan only) – Disclose whether and, if so, how the issuer considers the level of representation of women in executive officer positions when making executive officer appointments. If the issuer does not consider the level of representation of women in executive officer positions when making executive officer appointments, disclose the issuer's reasons for not doing so.

Pursuant to the Diversity Policy, the Board does consider and evaluate the representation of women in the Company’s executive officer positions when identifying and nominating candidates for appointment as executive officers. However, the Company focuses its search for new executive officers primarily based on the qualification of potential candidates, not specifically based on gender.

Corporate Governance Disclosure Requirements	The Company’s Governance Procedures
14.    Issuer's Targets Regarding the Representation of Women on the Board and in Executive Officer Positions (Manitoba, New Brunswick, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Québec and Saskatchewan only) –
(a)    For purposes of this Item, a "target" means a number or percentage, or a range of numbers or percentages, adopted by the issuer of women on the issuer's board or in executive officer positions of the issuer by a specific date.
(b)    Disclose whether the issuer has adopted a target regarding women on the issuer's board. If the issuer has not adopted a target, disclose why it has not done so.
(c)    Disclose whether the issuer has adopted a target regarding women in executive officer positions of the issuer. If the issuer has not adopted a target, disclose why it has not done so.
(d)    If the issuer has adopted a target referred to in either (b) or (c), disclose:
(i)    the target, and
(ii)    the annual and cumulative progress of the issuer in achieving the target.

The Company has not established a target for the representation of women on the Board or in executive officer positions of the Company by a specific date. The Company does not think it is appropriate to set targets because the Company focuses its search for new directors and executive officers primarily based on the qualification of potential candidates, not specifically based on gender.

15.    Number of Women on the Board and in Executive Officer Positions (Manitoba, New Brunswick, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Québec and Saskatchewan only) –
(a)    Disclose the number and proportion (in percentage terms) of directors on the issuer's board who are women.
(b) Disclose the number and proportion (in percentage terms) of executive officers of the issuer, including all major subsidiaries of the issuer, who are women.

As at the date of this Proxy Statement/Circular, one (11.1%) of the Company’s directors is a woman.

As at the date of this Proxy Statement/Circular, none (0%) of the Company’s executive officers, including the Company’s major subsidiaries, is a woman.

Appendix D

AURINIA PHARMACEUTICALS INC.
2021 EMPLOYEE SHARE PURCHASE PLAN

1.    GENERAL; PURPOSE.

(a)    The Plan provides a means by which Eligible Employees of the Company and certain designated Related Corporations may be given an opportunity to purchase Shares. The Plan permits the Company to grant a series of Purchase Rights to Eligible Employees under an Employee Share Purchase Plan. In addition, the Plan permits the Company to grant a series of Purchase Rights to Eligible Employees that do not meet the requirements of an Employee Share Purchase Plan.

(b)    The Plan includes two components: a 423 Component and a Non-423 Component. The Company intends (but makes no undertaking or representation to maintain) the 423 Component to qualify as an Employee Share Purchase Plan. The provisions of the 423 Component, accordingly, will be construed in a manner that is consistent with the requirements of Section 423 of the Code. Except as otherwise provided in the Plan or determined by the Committee, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

(c)    The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.

2.    ADMINISTRATION.
(a)    The Committee will administer the Plan pursuant to the delegation of authority to the Committee as set forth in the Committee’s charter, unless otherwise determined by the Board. The Board retains concurrent authority to administer the Plan. To the extent the Board administers the Plan, references herein to the Committee shall be deemed to refer to the Board except where context dictates otherwise.

(b)    The Committee will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)    To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).
(ii)    To designate from time to time (A) which Related Corporations of the Company will be eligible to participate in the Plan, (B) whether such Related Corporations will participate in the 423 Component or the Non-423 Component, and (C) to the extent that the Company makes separate Offerings under the 423 Component, in which Offering the Related Corporations in the 423 Component will participate.
(iii)    To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.
(iv)    To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.
(v)    To suspend or terminate the Plan at any time as provided in Section 12.
(vi)    To amend the Plan at any time as provided in Section 12.
(vii)    Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Share Purchase Plan with respect to the 423 Component.
(viii)    To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals for United States tax purposes or employed outside the United States. Without limiting the generality of, and consistent with, the foregoing, the Committee specifically is authorized to adopt rules, procedures, and sub-plans regarding, without limitation, eligibility to participate in the Plan, the definition of eligible “earnings,” handling and making of Contributions, establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of share issuances, any of which may vary according to applicable requirements, and which, if applicable to a Related Corporation designated for participation in the Non-423 Component, do not have to comply with the requirements of Section 423 of the Code.

(c)    The Committee will have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references to the Committee in this Plan and in any applicable Offering Document will thereafter be to such subcommittee, as applicable, except where context dictates otherwise), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time. The Committee retains the authority to concurrently administer the Plan with any subcommittee. The Committee will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(d)    All determinations, interpretations and constructions made by the Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.    SHARES SUBJECT TO THE PLAN.

(a)    Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the maximum number of Shares that may be issued under the Plan will not exceed 2,500,000. For the avoidance of doubt, up to the maximum number of Shares reserved under this Section 3(a) may be used to satisfy purchases of Shares under the 423 Component and any remaining portion of such maximum number of shares may be used to satisfy purchases of Shares under the Non-423 Component.

(b)    If any Purchase Right granted under the Plan terminates without having been exercised in full, the Shares not purchased under such Purchase Right will again become available for issuance under the Plan.

(c)    The shares purchasable under the Plan will be authorized but unissued or reacquired Shares, including Shares repurchased by the Company on the open market or otherwise, in accordance with Applicable Law.

4.    GRANT OF PURCHASE RIGHTS; OFFERING.

(a)    The Committee may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Committee, provided that no grant shall be made to a person who is a resident of Canada for the purposes of the Income Tax Act (Canada) if that person is not an “employee” of the Company or a Related Corporation for purposes of the Income Tax Act (Canada). Each Offering will be in such form and will contain such terms and conditions as the Committee will deem appropriate, and, with respect to the 423 Component, will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.

(b)    If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in forms delivered to the Company: (i) each form will apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) will be exercised.

(c)    The Committee will have the discretion to structure an Offering so that if the Fair Market Value of a Share on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of a Share on the Offering Date for that Offering, then (i) that Offering will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day of such new Purchase Period.

5.    ELIGIBILITY.

(a)    This Plan is a voluntary program on the part of the Company and Participants. Purchase Rights may be granted only to Employees of the Company or, as the Committee may designate in accordance with Section 2(b), to Employees of a Related Corporation or persons employed outside the United States, provided that no grant shall be made to a person who is a resident of Canada for the purposes of the Income Tax Act (Canada) if that person is not an “employee” of the Company or a Related Corporation for purposes of the Income Tax Act (Canada). Except as provided in Section 5(b) or as required by Applicable Law, an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company or the Related Corporation, as the case may be, for such continuous period preceding such Offering

Date as the Committee may require, but in no event will the required period of continuous employment be equal to or greater than two years. Subject to applicable law, the Committee may provide that no Employee will be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company or the Related Corporation is more than 20 hours per week and more than five months per calendar year or such other criteria as the Committee may determine consistent with Section 423 of the Code with respect to the 423 Component.

(b)    An Employee will not be eligible to participate in an Offering, or to be granted Purchase Rights thereunder, unless the Employee is Actively Employed by the Company or a Related Corporation through to, and including on, the applicable Offering Date. For clarity, except to the minimum extent, if any, required by Applicable Law (including, but not limited to, applicable employment standards legislation):

(i)    If the Employee is not Actively Employed by the Company or a Related Corporation on the applicable Offering Date for any reason, the Employee will not have earned the associated Purchase Rights, the Employee is deemed to have waived and forfeited any right to earn the associated Purchase Rights, and the Employee will not be eligible to receive the associated Purchase Rights or a pro-rated share of the associated Purchase Rights;
(ii)    Purchase Rights will not be included in the calculation of, or form any part of, contractual or common law pay in lieu of notice, and Purchase Rights will not form part of any damages for wrongful dismissal or otherwise; and
(iii)    This provision is intended to limit or remove the Employee’s rights to any damages relating to Purchase Rights, including during any period in relation to which the Company or a Related Corporation provides pay in lieu of notice, and including during any period in relation to which the Company or a Related Corporation fails to give notice that should have been given pursuant to any agreement between the Employee and the Company or a Related Corporation, or pursuant to any applicable law, including the common law or civil law, as applicable.

(c)    The Committee may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee, or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right will thereafter be deemed to be a part of that Offering. Such Purchase Right will have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:
(i)    the date on which such Purchase Right is granted will be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;
(ii)    the period of the Offering with respect to such Purchase Right will begin on its Offering Date and end coincident with the end of such Offering; and
(iii)    the Committee may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Purchase Right under that Offering.

(d)    No Employee will be eligible for the grant of any Purchase Rights if, immediately after any such Purchase Rights are granted, such Employee owns shares possessing five percent or more of the total combined voting power or value of all classes of all shares of the Company or of any Related Corporation. For purposes of this Section 5(d), the rules of Section 424(d) of the Code will apply in determining the share ownership of any Employee, and shares which such Employee may purchase under all outstanding Purchase Rights and options will be treated as shares owned by such Employee.

(e)    As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights only if such Purchase Rights, together with any other rights granted under all Employee Share Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase shares of the Company or any Related Corporation to accrue at a rate which, when aggregated, exceeds U.S. $25,000 of Fair Market Value of such shares (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.

(f)    Officers of the Company and any designated Related Corporation, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Committee may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code will not be eligible to participate.

(g)    Notwithstanding anything in this Section 5 to the contrary, in the case of an Offering under the Non-423 Component, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the

Committee has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practical for any reason.

6.    PURCHASE RIGHTS; PURCHASE PRICE.

(a)    On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of Shares purchasable either with a percentage or with a maximum dollar amount, as designated by the Committee, but in either case not exceeding 15% of such Employee’s earnings (as defined by the Committee in each Offering) during the period that begins on the Offering Date (or such later date as the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering.

(b)    The Committee will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and Shares will be purchased in accordance with such Offering.

(c)    In connection with each Offering made under the Plan, the Committee may specify (i) a maximum number of Shares that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of Shares that may be purchased by all Participants pursuant to such Offering and/or (iii) a maximum aggregate number of Shares that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of Shares issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Committee action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the Shares available will be made in as nearly a uniform manner as will be practicable and equitable.

(d)    The purchase price of Shares acquired pursuant to Purchase Rights will be not less than the lesser of:
(i)    an amount equal to 85% of the Fair Market Value of the Shares on the Offering Date; or
(ii)    an amount equal to 85% of the Fair Market Value of the Shares on the applicable Purchase Date.

7.    PARTICIPATION; WITHDRAWAL; TERMINATION.

(a)    An Eligible Employee may elect to participate in an Offering and authorize payroll deductions as the means of making Contributions by completing and delivering to the Company, within the time specified in the Offering, an enrollment form provided by the Company. The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Committee. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where Applicable Law requires that Contributions be deposited with a third party. If permitted in the Offering, a Participant may begin such Contributions with the first practicable payroll occurring on or after the Offering Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll will be included in the new Offering). If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. If specifically provided in the Offering, in addition to or instead of making Contributions by payroll deductions, a Participant may make Contributions through the payment by cash or check prior to a Purchase Date.

(b)    During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a withdrawal form provided by the Company. The Company may impose a deadline before a Purchase Date for withdrawing. Upon such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate and the Company will distribute as soon as practicable to such Participant all of his or her accumulated but unused Contributions and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from that Offering will have no effect upon his or her eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.

(c)    Unless otherwise required by Applicable Law, Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant is no longer Actively Employed by the Company or a Related Corporation (subject to any post-employment participation period required by Applicable Law). For clarity, except to the minimum extent, if any, required by Applicable Law (including, but not limited to, applicable employment standards legislation):

(i)    In order to be eligible to exercise a Purchase Right and to purchase Shares, the Participant must be Actively Employed by the Company or a Related Corporation on the applicable Purchase Date;

(ii)    If the Participant is not Actively Employed by the Company or a Related Corporation on the applicable Purchase Date for any reason, the Participant is deemed to have waived and forfeited any right to exercise the Purchase Right and to purchase Shares, and the Participant will not be eligible to exercise the Purchase Right or to purchase Shares or a pro-rated portion of Shares;
(iii)    Shares will not be included in the calculation of, or form any part of, contractual or common law pay in lieu of notice, and Shares will not form part of any damages for wrongful dismissal or otherwise; and
(iv)    This provision is intended to limit or remove the Participant’s rights to any damages relating to Shares, including during any period in relation to which the Company or a Related Corporation provides pay in lieu of notice, and including during any period in relation to which the Company or a Related Corporation fails to give notice that should have been given pursuant to any agreement between the Participant and the Company or a Related Corporation, or pursuant to any applicable law, including the common law or civil law, as applicable.

(d)    Unless otherwise required by Applicable Law, Purchase Rights granted pursuant to any Offering under the Plan will also terminate immediately if the Participant is otherwise no longer eligible to participate.

(e)    The Company will distribute to such individual as soon as practicable all of his or her accumulated but unused Contributions.

(f)    Unless otherwise determined by the Committee, a Participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company and a Related Corporation that has been designated for participation in the Plan will not be treated as having terminated employment for purposes of participating in the Plan or an Offering; however, if a Participant transfers from an Offering under the 423 Component to an Offering under the Non-423 Component, the exercise of the Participant’s Purchase Right will be qualified under the 423 Component only to the extent such exercise complies with Section 423 of the Code. If a Participant transfers from an Offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the Purchase Right will remain non-qualified under the Non-423 Component. The Committee may establish different and additional rules governing transfers between separate Offerings within the 423 Component and between Offerings under the 423 Component and Offerings under the Non 423 Component.

(g)    During a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution, or, if permitted by the Company, by a beneficiary designation as described in Section 10.

(h)    Unless otherwise specified in the Offering or required by Applicable Law, the Company will have no obligation to pay interest on Contributions.

8.    EXERCISE OF PURCHASE RIGHTS.

(a)    On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of Shares, up to the maximum number of Shares permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares will be issued unless specifically provided for in the Offering.

(b)    Unless otherwise provided in the Offering, if any amount of accumulated Contributions remains in a Participant’s account after the purchase of Shares and such remaining amount is less than the amount required to purchase one Share on the final Purchase Date of an Offering, then such remaining amount will be held in such Participant’s account for the purchase of Shares under the next Offering under the Plan, unless such Participant withdraws from or is not eligible to participate in such next Offering, in which case such amount will be distributed to such Participant after the final Purchase Date without interest (unless the payment of interest is otherwise required by Applicable Law). If the amount of Contributions remaining in a Participant’s account after the purchase of Shares is at least equal to the amount required to purchase one (1) whole Share on the final Purchase Date of an Offering, then such remaining amount will be distributed in full to such Participant after the final Purchase Date of such Offering without interest (unless the payment of interest is otherwise required by Applicable Law).

(c)    No Purchase Rights may be exercised to any extent unless the Shares to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable U.S. federal and state, foreign and other securities, exchange control and other laws applicable to the Plan. If on a Purchase Date the Shares are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and the Purchase Date will be delayed until the Shares are subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than 6 months from the Offering Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the Shares are not registered and the Plan is not in material compliance with all Applicable Laws, as determined by the Company in its sole discretion, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed as soon as practicable to the Participants without interest (unless the payment of interest is otherwise required by Applicable Law).

9.    AUTHORIZATIONS.

(a)    With respect to U.S. Participants the Company will seek to obtain from each Governing Entity such authority as may be required to grant Purchase Rights and issue and sell Shares thereunder to such Participants unless the Company determines, in its sole discretion, that doing so would cause the Company to incur costs that are unreasonable. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Shares under the Plan to U.S. Participants, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Shares upon exercise of such Purchase Rights to such Participants.

(b)    With respect to Non-U.S. Participants the Company may, but is not obligated to, seek to obtain from each Governing Entity such authority as may be required to grant Purchase Rights and issue and sell Shares thereunder to such Participants. If the Company does not obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Shares under the Plan to Non-U.S. Participants, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Shares upon exercise of such Purchase Rights to such Participants.

10.    DESIGNATION OF BENEFICIARY.

(a)    The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any Shares and/or Contributions from the Participant’s account under the Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company.

(b)     If a Participant dies, and in the absence of a valid beneficiary designation, the Company will deliver any Shares and/or Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such Shares and/or Contributions without interest (unless the payment of interest is otherwise required by Applicable Law), to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

11.    ADJUSTMENTS UPON CHANGES IN SHARES; CORPORATE TRANSACTIONS.

(a)    In the event of a Capitalization Adjustment, the Committee will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (iii) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Committee will make these adjustments, and its determination will be final, binding and conclusive.

(b)    In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the shareholders in the Corporate Transaction) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions will be used to purchase Shares within ten business days prior to the Corporate Transaction under the outstanding Purchase Rights, and the Purchase Rights will terminate immediately after such purchase.

12.    AMENDMENT, TERMINATION OR SUSPENSION OF THE PLAN.

(a)    The Committee may amend the Plan at any time in any respect the Committee deems necessary or advisable, and any such amendments will not constitute a breach of the terms of employment or constructive dismissal. However, except as provided in Section 11(a) relating to Capitalization Adjustments, shareholder approval will be required for any amendment of the Plan for which shareholder approval is required by Applicable Law.
(b)    The Committee may suspend or terminate the Plan at any time, and any such suspension or termination will not constitute a breach of the terms of employment or constructive dismissal. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

(c)    Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any Applicable Laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Share Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the date the Plan is adopted by the Committee, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. To be clear, the Committee may amend outstanding Purchase Rights without a Participant’s consent if such amendment is necessary to ensure that the Purchase Right and/or the Plan complies with the requirements of Section 423 of the Code with respect to the 423 Component or with respect to other Applicable Laws.

Notwithstanding anything in the Plan or any Offering Document to the contrary, the Committee will be entitled to: (i) establish the exchange rate applicable to amounts withheld in a currency other than U.S. dollars; (ii) permit Contributions in excess of the amount designated by a Participant in order to adjust for mistakes in the Company’s processing of properly completed Contribution elections; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Contributions; (iv) amend any outstanding Purchase Rights or clarify any ambiguities regarding the terms of any Offering to enable the Purchase Rights to qualify under and/or comply with Section 423 of the Code with respect to the 423 Component; and (v) establish other limitations or procedures as the Committee determines in its sole discretion advisable that are consistent with the Plan. The actions of the Committee pursuant to this paragraph will not be considered to alter or impair any Purchase Rights granted under an Offering as they are part of the initial terms of each Offering and the Purchase Rights granted under each Offering.

13.    TAX QUALIFICATION; TAX WITHHOLDING.

(a)    Although the Company may endeavor to (i) qualify a Purchase Right for special tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain special or to avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan. The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants.

(b)    Each Participant will make arrangements, satisfactory to the Company and any applicable Related Corporation, to enable the Company or the Related Corporation to fulfill any withholding obligation for Tax-Related Items. Without limitation to the foregoing, the amount necessary to satisfy such withholding obligation may be withheld (i) from the Participant’s salary or any other cash payment due to the Participant from the Company or a Related Corporation or (ii) from the proceeds of the sale of Shares acquired under the Plan.

14.    EFFECTIVE DATE OF PLAN.

The Plan will become effective upon the Effective Date. No Purchase Rights will be exercised unless and until the Plan has been approved by the shareholders of the Company, which approval must be within 12 months before or after the date the Plan is adopted (or if required under Section 12(a) above, materially amended) by the Committee.

15.    MISCELLANEOUS PROVISIONS.

(a)    Proceeds from the sale of Shares pursuant to Purchase Rights will constitute general funds of the Company.

(b)    A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, Shares subject to Purchase Rights unless and until the Participant’s Shares acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).

(c)    The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering will in any way alter the nature of a Participant’s employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation, or on the part of the Company or a Related Corporation to continue the employment of a Participant.

(d)    The provisions of the Plan will be governed by the laws of the Province of Alberta without resort to that province’s conflict of laws rules.

16.    DEFINITIONS.

As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)    “423 Component” means the part of the Plan, which excludes the Non-423 Component, pursuant to which Purchase Rights that satisfy the requirements for an Employee Share Purchase Plan may be granted to Eligible Employees.

(b)    “Actively Employed”, in reference to a certain date, means that the Employee is employed by the Company or a Related Corporation (including being on vacation or being on a statutory or other leave authorized by the Company or a Related Corporation) on the applicable date. Except to the minimum extent, if any, required by Applicable Law (including, but not limited to, applicable employment standards legislation), “Actively Employed” does not include:

(i)    Any period following the date the Employee ceases to be employed by the Company or a Related Corporation upon termination of employment for any reason (whether voluntary or involuntary, and whether with or without just cause, and regardless of whether the termination is lawful or unlawful);
(ii)    Any period in relation to which the Company or a Related Corporation provides pay in lieu of notice in respect of such termination of employment; or
(iii)    Any period in relation to which the Company or a Related Corporation fails to give notice that ought to have been given pursuant to any agreement between the Company or a Related Corporation and the Employee or pursuant to any applicable law, including the common law or civil law, as applicable, in respect of such termination of employment, and in relation to which damages may be awarded, including for the failure to provide such notice.

(c)    “Applicable Law” means any applicable U.S. or non-U.S. federal, state, provincial, material local or municipal or other law, statute, constitution, principle of common law or civil law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of the NASDAQ Stock Market, the Toronto Stock Exchange or the Financial Industry Regulatory Authority).

(d)     “Board” means the Board of Directors of the Company.

(e)    “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Shares subject to the Plan or subject to any Purchase Right after the date the Plan is adopted by the Committee without the receipt of consideration by the Company through merger, consolidation, reorganization, amalgamation, arrangement, recapitalization, reincorporation, share dividend, dividend in property other than cash, large nonrecurring cash dividend, share split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(f)    “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(g)    “Committee” means the Compensation Committee of the Board.

(h)    “Company” means Aurinia Pharmaceuticals Inc., a Province of Alberta corporation.

(i)    “Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions.

(j)    “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)    a sale or other disposition of all or substantially all, as determined by the Committee in its sole discretion, of the consolidated assets of the Company and its subsidiaries;
(ii)    a sale or other disposition of more than 50% of the outstanding securities of the Company;
(iii)    a merger, consolidation, amalgamation, arrangement or similar transaction following which the Company is not the surviving corporation; or
(iv)    a merger, consolidation, amalgamation, arrangement or similar transaction following which the Company is the surviving corporation but the Shares outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(k)    “Director” means a member of the Board.

(l)    “Effective Date” means the date of the annual meeting of shareholders of the Company held in 2021, provided that this Plan is approved by the general Company’s shareholders at such meeting.

(m)    “Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

(n)    “Employee” means any person, including an Officer or Director, who is “employed” for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation or an “employee” of the Company or a Related Corporation for purposes of the Income Tax Act (Canada). However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(o)    “Employee Share Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “Employee Stock Purchase Plan,” as that term is defined in Section 423(b) of the Code.

(p)    “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

(q)    “Fair Market Value” means, as of any date, the value of the Shares determined as follows:

(i)    If the Shares are listed on any established exchange or traded on any established market, the Fair Market Value of a Share will be, unless otherwise determined by the Committee, the closing sales price for such Share as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Shares) on the date of determination, as reported in such source as the Committee deems reliable. Unless otherwise provided by the Committee, if there is no closing sales price for the Shares on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.
(ii)    In the absence of such markets for the Shares, the Fair Market Value will be determined by the Committee in good faith in compliance with Applicable Laws and in a manner that complies with Section 409A of the Code.

(r)    “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, provincial, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or body exercising similar powers or authority; or (d) self-regulatory organization (including the NASDAQ Stock Market, the Toronto Stock Exchange and the Financial Industry Regulatory Authority).

(s)    “Governing Entity” means each U.S. federal or state, non-U.S. or other regulatory commission or agency having jurisdiction over the Plan.

(t)    “Non-423 Component” means the part of the Plan, which excludes the 423 Component, pursuant to which Purchase Rights that are not intended to satisfy the requirements for an Employee Share Purchase Plan may be granted to Eligible Employees.

(u)    “Non-U.S. Participants” means Participants employed by the Company or any Related Corporation that is not incorporated or organized in the United States.

(v)    “Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Committee for that Offering.

(w)    “Offering Date” means a date selected by the Committee for an Offering to commence.

(x)    “Officer” means a person who is an officer of the Company or a Related Corporation within the meaning of Section 16 of the Exchange Act or a duly appointed senior officer of the Company or a Related Corporation.

(y)    “Participant” means an Eligible Employee who holds an outstanding Purchase Right.

(z)    “Plan” means this Aurinia Pharmaceuticals Inc. 2021 Employee Share Purchase Plan, as amended from time to time, including both the 423 Component and the Non-423 Component.

(aa)    “Purchase Date” means one or more dates during an Offering selected by the Committee on which Purchase Rights will be exercised and on which purchases of Shares will be carried out in accordance with such Offering.

(bb)    “Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date, and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.

(cc)    “Purchase Right” means an option to purchase Shares granted pursuant to the Plan.

(dd)    “Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(ee)    “Securities Act” means the U.S. Securities Act of 1933, as amended.

(ff)    “Shares” means the common shares in the capital of the Company.

(gg)    “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding share capital having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, shares of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%). For purposes of the foregoing clause (i), the Company will be deemed to “Own” or have “Owned” such securities if the Company, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(hh)    “Tax-Related Items” means any income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items arising out of or in relation to a Participant’s participation in the Plan, including, but not limited to, the exercise of a Purchase Right and the receipt of Shares or the sale or other disposition of Shares acquired under the Plan.

(ii)    “Trading Day” means any day on which the exchange(s) or market(s) on which Shares are listed, including but not limited to the NYSE, Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the Toronto Stock Exchange, or any successors thereto, is open for trading.

(jj)    “U.S. Participants” means Participants employed by any Related Corporation that is incorporated or organized in the United States.

BY-LAW NO. 2

AN AMENDED AND RESTATED
GENERAL OPERATING BY-LAW

AURINIA PHARMACEUTICALS INC.

hereinafter called “the Corporation”

SECTION 1
INTERPRETATION

1.1    Definitions

In the By-laws of the Corporation, unless the context otherwise requires:

“Act” means the Business Corporations Act of Alberta, and any statute that may be substituted therefor, as from time to time amended;

“appoint” includes “elect” and vice versa;

“Articles” means the Articles attached to the Certificate of Incorporation of the Corporation as from time to time amended or restated;

“Board” means the Board of Directors of the Corporation;

“By-laws” means this By-law and all other By-laws of the Corporation from time to time in force and effect;

“Meeting of Shareholders” means an annual meeting of Shareholders and a Special Meeting of Shareholders;

“Special Meeting of Shareholders” means a meeting of any class or classes of Shareholders and a Special Meeting of all Shareholders entitled to vote at an annual meeting of Shareholders;

“non-business day” means Saturday, Sunday and any other day that is a holiday as defined in the Interpretation Act (Alberta);

“ordinary resolution” means a resolution passed by a majority of the votes cast by the Shareholders who voted, either in person or by proxy, in respect of that resolution;

“Recorded Address” means in the case of a Shareholder his address as recorded in the securities register; and in the case of joint Shareholders, the address appearing in the securities register in respect of such joint holding or the first address so appearing if there are more than one; and in the case of a Director, officer, auditor or member of a committee of the Board, his latest address as recorded in the records of the Corporation;

“signing officer” means, in relation to any instrument, any person authorized to sign the same on behalf of the Corporation by paragraph 2.4 or by a resolution passed pursuant thereto.

Save as aforesaid, words and expressions defined in the Act have the same meanings when used herein, and words importing the singular number include the plural and vice versa; words importing gender include masculine, feminine and neuter genders; and words importing persons include individuals, bodies corporate, partnerships, trusts and unincorporated organizations.

SECTION 2
BUSINESS OF THE CORPORATION

2.1    Registered Office, Records Office and Address for Service

The registered office and the designated records office (if any) of the Corporation shall be at the address or addresses in Alberta as may from time to time be determined by the Board.

2.2    Corporate Seal

The Corporation may have a corporate seal of such design as may be approved by the Board. The seal, if any, shall be kept in charge of the Secretary or other person appointed by the Board and shall be used as provided in the By-laws.

Whenever determined by the Board that such is necessary, the Corporation may have and use an official facsimile of its seal for use in any province of Canada not being the province in which the registered office is situate or for use in any territory, district or place outside Canada and in the preparation, adoption and authorization of the use of such seal, the Board shall at all times comply with the Statutes and the Articles.

2.3    Financial Year

The financial year of the Corporation shall end on such date in each year as the Board may from time to time determine.

2.4    Execution of Instruments

Deeds, transfers, assignments, contracts, obligations, certificates and other instruments in writing requiring the signature of the Corporation may be signed by any one of the persons who is a Director and officer of the Corporation. In addition, the Board may from time to time direct the manner in which and the person or persons by whom any particular instrument or class of instruments may or shall be signed. Any signing officer may affix the corporate seal to any instrument requiring the same.

2.5    Banking Arrangements

The banking business of the Corporation including, without limitation, the borrowing of money and the giving of security therefor, shall be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the Board. Such banking business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as may from time to time be prescribed or authorized by the Board.

2.6    Voting Rights in Other Bodies Corporate

Any officer of the Corporation may execute and deliver proxies and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation. Such instruments, certificates or other evidence shall be in favour of such person or persons as may be determined by the officer executing such proxies or arranging for the issuance of voting certificates or such other evidence of the right to exercise such voting rights. In addition, the Board, or failing the Board, the signing officer of the Corporation, may from time to time direct the manner in which and the person or persons by whom any particular voting rights or class of voting rights may or shall be exercised.

SECTION 3
BORROWING AND SECURITIES

3.1    Borrowing Power

Without limiting the borrowing powers of the Corporation as set forth in the Act, but subject to the Articles, the Board may from time to time on behalf of the Corporation, without authorization of the Shareholders:

(a)    borrow money upon the credit of the Corporation in such amounts and on such terms as may be deemed expedient by obtaining loans or advances or by way of overdraft or otherwise;

(b)    issue, reissue, sell or pledge bonds, debentures, notes or other evidences of indebtedness or guarantee of the Corporation, whether secured or unsecured, for such sums and at such prices as may be deemed expedient;

(c)    to the extent permitted by the Act, give a guarantee on behalf of the Corporation to secure performance of any present or future indebtedness, liability or obligation of any person;

(d)    mortgage, hypothecate, pledge or otherwise create a security interest in all or any present and future property, real and personal, movable and immovable, of the Corporation, including its undertakings and rights, to secure any bonds, debentures, notes or other evidences of indebtedness or guarantee or any other indebtedness, liability or obligation of the Corporation; present or future; and

(e)    delegate to a committee of the Board, a Director or an officer of the Corporation all or any of the powers conferred in this paragraph or by the Act to such extent and in such manner as the Directors may determine.

Nothing in this section limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

SECTION 4
DIRECTORS

4.1    Number of Directors and Quorum

The number of directors shall be established and changed, from time to time, by the shareholders or where so authorized, by the directors, in accordance with the Act and the Articles of the Corporation as amended. Subject to paragraphs 4.8 and 4.9, the quorum for the transaction of business at any meeting of the Board shall consist of a majority of the Directors or such greater or lesser number of Directors as the Board may from time to time determine.

4.2    Qualification

No person shall be qualified for election as a Director:
(a)    who is less than Eighteen (18) years of age;
(b)    if he is a dependent adult as defined in the Dependent Adults Act (Alberta) or is the subject of a certificate of incapacity under that Act;
(c)    if he is a formal patient as defined in the Mental Health Act (Alberta);
(d)    if he is the subject of an order under the Mentally Incapacitated Persons Act (Alberta) appointing a committee of his person or estate or both;
(e)    if he has been found to be a person of unsound mind by a court elsewhere than in Alberta;
(f)    if he is not an individual; or
(g)    if he has the status of a bankrupt.

A Director need not be a Shareholder. As long as required by the Act, at least two Directors shall not be officers or employees of the Corporation or its affiliates.

4.3    Consent to Act

A person who is elected or appointed a Director is not a Director unless:
(a)    he was present at the meeting when he was elected or appointed and did not refuse to act as a Director; or
(b)    if he was not present at the meeting when he was elected or appointed, he consented to act as a Director in writing before his election or appointment or within ten days after it, or he has acted as a Director pursuant to the election or appointment.

A person who is elected or appointed as a Director and who refuses or fails to consent or act shall be deemed not to have been elected or appointed as a Director.

4.4    Election and Term

Shareholders of the Corporation shall, by ordinary resolution at the first meeting of Shareholders and at each succeeding annual meeting at which an election of Directors is required, elect Directors to hold office for a term expiring not later than the close of the third annual meeting of Shareholders following the election. At each annual meeting of Shareholders, all Directors whose term of office has expired or then expires shall retire but, if qualified, shall be eligible for re-election. A Director not elected for an expressly stated term ceases to hold office at the close of the first annual meeting of Shareholders following his election. Notwithstanding the foregoing, if Directors are not elected at a meeting of Shareholders, the incumbent Directors continue in office until their successors are elected. The number of Directors to be elected at any such meeting shall be the number of Directors whose term of office has expired or then expires unless the Directors or the Shareholders otherwise determine. It is not necessary that all Directors elected at a meeting of Shareholders hold office for the same term. If the Articles so provide, the Directors may, between annual meetings of Shareholders, appoint one or more additional Directors of the Corporation to serve until the next annual meeting of Shareholders, but the number of additional Directors shall not at any time exceed one-third of the number of Directors who held office at the expiration of the last annual meeting of the Corporation.

4.5    Removal of Directors

Subject to the provisions of the Act, the Shareholders may by ordinary resolution passed at a special meeting remove any Director or Directors from office and the vacancy created by such removal may be filled at the same meeting, failing which it may be filled by the Directors.

4.6    Vacation of Office

A Director ceases to hold office when he dies or resigns, he is removed from office by the Shareholders, or he ceases to be qualified as a Director under paragraph 4.2. A resignation of a Director becomes effective at the time a written resignation is sent to the Corporation, or at the time specified in the written resignation, whichever is later.

4.7    Vacancies

Subject to the Act, a quorum of the Board may fill a vacancy in the Board. In the absence of a quorum of the Board, the Directors then in office shall forthwith call a special meeting of shareholders to fill the vacancy and if they fail to call such meeting or if there are no Directors then in office, any Shareholder may call the meeting.

4.8    Action by the Board

The Board shall manage the business and affairs of the Corporation. Subject to paragraph 4.9 and the Articles, the powers of the Board may be exercised by resolution passed at a meeting at which a quorum is present or by resolution in writing signed by all the Directors who would be entitled to vote on that resolution at a meeting of the Board.

4.9    Resolution Without Meeting Together

Notwithstanding anything to the contrary in this By-law:
(a)    a resolution or resolutions signed by all members of the Board as such without meeting together, whether embodied in the form of minutes of a meeting of Directors or not, shall be as valid and effectual as if passed at a meeting of the Board duly called and constituted and shall be entered in the minute book of the Corporation accordingly and shall be held to relate back to any date therein stated to be the date thereof and a Director may signify his assent to such resolution or resolutions in writing under his hand or by telegram or cable;
(b)    any written resolution made under this paragraph may be signed in several counterparts, each of which so executed shall be deemed to be an original and such counterparts together shall constitute but one and the same instrument;
(c)    where the Board consists of a sole Director, a resolution or resolutions assented to and adopted in writing under the hand of that Director, whether embodied in the form of a minute of that Director or not, shall be as valid and effectual as if passed at a meeting of the Board duly called and constituted and shall be entered in the minute book of the Corporation accordingly and shall be held to relate back to any date therein stated to be the date thereof and the sole Director may also signify his assent to such resolution or resolutions by telegram or cable.

4.10    Meetings by Telephone

A Director may participate in a meeting of the Board or of a committee of the Board by means of telephone or other communication facilities that permit all persons participating in the meeting to hear each other, and a Director participating in a meeting by those means is deemed to be present at the meeting.

4.11    Place of Meetings

Subject to the Articles, meetings of the Board may be held at any place in or outside Canada.

4.12    Calling of Meetings

Meetings of the Board shall be held at such time and at such place as the Board, the Chairman of the Board, the managing Director, the President, the Chief Executive Officer or any two Directors may determine.

4.13    Notice of Meetings

Notice of the time and place of each meeting of the Board shall be given in the manner provided in paragraph 13.1 to each Director not less than forty-eight (48) hours before the time when the meeting is to be held. Meetings of the Board may be summoned by the Secretary or an Assistant Secretary at the request of the President, the Chief Executive Officer or the Chairman and failing them, at the request of a Vice-President or a Director. A notice of a meeting of Directors need not specify the purpose of or the business to be transacted at the meeting, except where the Act requires such purpose or business to be specified, including any proposal to:
(a)    submit to the Shareholders any question or matter requiring approval of the Shareholders;
(b)    fill a vacancy among the Directors or in the office of auditor;
(c)    issue securities;
(d)    declare dividends;
(e)    purchase, redeem or otherwise acquire shares of the Corporation;
(f)    pay a commission for the sale of shares;
(g)    approve a management proxy circular;
(h)    approve any annual financial statement; or
(i)    adopt, amend or repeal By-laws.

A Director may in any manner waive notice of or otherwise consent to a meeting of the Board, and attendance of a Director at a meeting of Directors is a waiver of notice of the meeting, except when a Director attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

4.14    Notice of an adjourned meeting of the Board is not required if the time and place of the adjourned meeting is announced at the original meeting.

4.15    Provided a quorum of Directors is present, the Board may without notice hold a meeting immediately following an annual meeting of Shareholders.

4.16    The Board may from time to time appoint a day or days in any month or months for regular meetings of the Board at a place and hour to be named. A copy of any resolution of the Board fixing the place and time of such regular meetings shall be sent to each Director forthwith after being passed, or forthwith after such Director’s appointment, whichever is later, but no other notice shall be required for any such regular meeting except where the Act or this By-law requires the purpose thereof or the business to be transacted thereat to be specified.

4.17    Chairman

The Chairman of any meeting of the Board shall be the first mentioned of such of the following officers as have been appointed and who is a Director and is present at the meeting: Chairman of the Board, President, Chief Executive Officer or a Vice-President (in order of seniority). If no such officer is present, the Directors present shall choose one of their number to be Chairman.

4.18    Votes to Govern

At all meetings of the Board every question shall be decided by a majority of the votes cast on the question.

4.19    Powers of Attorney

The Board may at any time and from time to time by power of attorney under the seal appoint any person or persons to be the attorney or attorneys of the Corporation for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under this By-law) and for such period and subject to such conditions as the Board may from time to time think fit and any such appointment may (if the Board thinks fit) be made in favour of the members or any of the members of any committee established as aforesaid or in favour of any Corporation or of the members, Directors, nominees or managers of any Corporation or firm or otherwise in favour of any fluctuating body of persons whether nominated directly or indirectly by the Board. Any such power of attorney may contain such powers for the protection or convenience of persons dealing with such attorneys as the Board may think fit.

4.20    Any attorneys may be authorized by the Board to delegate all or any of the powers, authorities and discretions for the time being vested in them subject to the Board’s confirmation.

4.21    Trustees

The Board may appoint a Corporation or any two or more responsible individuals to be a trustee or trustees for the Corporation for any purpose for which it is deemed advisable to have the intervention of a trustee or trustees and in particular the whole or any part of the property of the Corporation may be vested in such trustee or trustees either for the benefit of the Shareholders or to secure to the creditors or obligees of the Corporation the payments of any money or for securing any bonds, debentures or debenture stock of the Corporation or for the payment or performance of any obligations which the Corporation ought to pay or perform and the Board may at any time fill any vacancy in the office of the trustee.

4.22    The remuneration of a trustee shall be such as the Board shall determine and shall be paid by the Corporation.

4.23    The Board may delegate to any creditors or other persons the power of appointing or removing a trustee or trustees and may by contract in writing limit or surrender its power of appointing or removing a trustee or trustees.

4.24    Remuneration and Expenses

The Directors may fix the remuneration, if any, of the Directors of the Corporation.

SECTION 5
COMMITTEES

5.1    Committee of Directors

The Board may appoint a committee of one or more Directors, however designated, and delegate to such committee any of the powers of the Board except those which, under the Act, a committee of Directors has no authority to exercise.

5.2    Transaction of Business

The powers of a committee of Directors may be exercised by a meeting at which a quorum is present or by resolution in writing signed by all members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of such committee may be held at any place in or outside Canada.

5.3    Audit Committee

If required by the Act, the Board shall elect annually from among its number an audit committee to be composed of not fewer than three Directors of whom a majority shall not be officers or employees of the Corporation or its affiliates.

5.4    The audit committee shall review the financial statements of the Corporation before they are approved by the Directors.

5.5    The auditor of the Corporation is entitled to receive notice of every meeting of the audit committee, and, at the expense of the Corporation, to attend and be heard at the meeting.

5.6    The auditor of the Corporation or a member of the audit committee may call a meeting of the committee.

5.7    Procedure

Unless otherwise provided herein or determined by the Board, each committee shall have the power to fix its quorum, to elect its Chairman and to regulate its procedure.

SECTION 6
OFFICERS

6.1    Appointment

Subject to the Articles, the Board may from time to time appoint a President, Chief Executive Officer, one or more Vice-Presidents (to which title may be added words indicating seniority or function), a Secretary, a Treasurer, and such other officers as the Board may determine, including one or more assistants to any of the officers so appointed. One person may hold more than one office. The Board may specify the duties of and, in accordance with this By-law and subject to the Act, delegate powers to manage the business and affairs of the Corporation to such officers. Subject to paragraphs 6.2, 6.3 and 6.4, an officer may, but need not, be a Director.

6.2    Chief Executive Officer

The Board from time to time may elect a Chief Executive Officer from amongst their number.

The Chief Executive Officer shall preside at all general meetings and in the absence or non-appointment of the Chairman of the Board, shall also preside at meetings of the Board. He shall have general and active management of the business and affairs of the Corporation and without limiting the foregoing:
(a)    he shall have general superintendence and direction of all the other officers of the Corporation;
(b)    he shall submit the annual report of the Board, if any, and the annual balance sheets and financial statements of the business and affairs and reports on the financial position of the Corporation as required by the Act to the annual meeting and from time to time he shall report to the Board all matters within his knowledge which the interest of the Corporation require to be brought to their attention;
(c)    he shall be an ex-officio member of all standing committees of the Board.
6.3    Chairman of the Board and Officers Generally

The Board may elect one of their number to be Chairman of the Board who may preside at any or all meetings of the Board and who may also hold the office of President, Chief Executive Officer or Vice-President.

6.4    The Vice-President or Vice-Presidents

The Board from time to time may also elect from amongst their number, a Vice-President or Vice-Presidents in whom shall be vested all the powers and who shall perform all the duties of the Chief Executive Officer in the absence of the latter from his office and who may also preside at meetings of the Board in the absence of the Chief Executive Officer and the Chairman of the Board. Nothing, however, herein contained shall prevent any Director from presiding at meetings of the Board if considered advisable or being necessary and the Director being willing.

6.5    Secretaries or Assistant Secretary

The Board may appoint a secretary and may also appoint one or more assistant secretaries. The secretary or an assistant secretary shall attend any meetings of the Board and any general meeting and record the proceedings thereof and all matters transacted and dealt with thereat and shall prepare and keep minutes of all such meetings and record all votes and the minutes of all proceedings in a book or books to be kept for any standing or executive committee.

6.6    The Treasurer or Assistant Treasurer

The Board may appoint a treasurer and may also appoint one or more assistant treasurers who shall keep or cause to be kept in books belonging to the Corporation full and accurate accounts of receipts and disbursements and shall deposit or cause to be deposited all monies of the Corporation with the Corporation’s bankers or otherwise deal with the same as the Board may determine. The treasurer or an assistant treasurer or assistant treasurers shall disburse or cause to be disbursed the funds of the Corporation as may be ordered by the Board taking proper vouchers for such disbursements and shall render to the President, the Chief Executive Officer and to the Board at the regular meetings of the Board or at such times as they may require an account of all transactions of the Corporation and of the financial position of the Corporation.

6.7    Powers and Duties of Other Officers

The powers and duties of all other officers shall, subject to the Act, be such as the terms of their engagement call for or as the Board or, (except for those whose powers and duties are specified only by the Board) the Chief Executive Officer may specify. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the Board or the Chief Executive Officer otherwise directs.

6.8    Variation of Powers and Duties

The Board and (except as aforesaid) the Chief Executive Officer may from time to time and subject to the provisions of the Act, vary, add to or limit the powers and duties of any officer.

6.9    Term of Office

The Board, in its discretion, may remove any officer of the Corporation, without prejudice to such officer’s rights under any employment contract. Otherwise, each officer appointed by the Board shall hold office until his successor is appointed or until his earlier resignation.

6.10    Terms of Employment and Remuneration

The terms of employment and the remuneration of officers appointed by the Board shall be settled by it from time to time.
6.11    Agents and Attorneys

The Board shall have power from time to time to appoint agents or attorneys for the Corporation in or outside Canada and with such powers of management or otherwise (including the power to sub-delegate) as may be thought fit.

6.12    Fidelity Bonds

The Board may require such officers, employees and agents of the Corporation as the Board deems advisable to furnish bonds for the faithful discharge of their powers and duties, in such form and with such surety as the Board may from time to time determine.

SECTION 7
INTEREST IN MATERIAL CONTRACTS AND
PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

7.1    Interest in Material Contracts

Subject to any Unanimous Shareholder’s Agreement, a Director or officer who is a party to, or who is a Director or officer of or has a material interest in any person who is a party to, a material contract or proposed material contract with the Corporation shall disclose in writing to the Corporation or request to have entered in the minutes of meetings of Directors the nature and extent of his interest. The disclosure shall be made:
(a)    in the case of a Director, at a meeting in which the proposed contract is first considered, or at the first meeting in which he becomes so interested;
(b)    in the case of an officer, forthwith after he becomes aware that a contract is considered or has been considered at a meeting of Directors or forthwith after an officer has become so interested;
(c)    in the case of a person who is interested in a contract who later becomes a Director or officer, forthwith after he becomes a Director or officer.

7.2    If a material contract or proposed material contract is one that in the ordinary course of business would not require the consent of the Board or shareholders, a Director or officer who has an interest in such contract shall nevertheless disclose in writing to the Corporation or request to have entered in the minutes of the meeting of Directors, the nature and extent of his interest forthwith after the Director or officer becomes aware of the contract or proposed contract.

7.3    A Director referred to in paragraph 7.1 shall not vote on any resolution to approve the contract unless the contract is an arrangement by way of security for money lent to or obligations undertaken by him, or by a body corporate, in which he has an interest for the benefit of the Corporation or an affiliate, a contract relating primarily to his remuneration as a Director, officer, employee or agent of the Corporation or an affiliate, a contract for indemnity or insurance pursuant to the Act, or a contract with an affiliate.

7.4    Dissent by Director

A Director who is present at a meeting of Directors or committee of Directors is deemed to have consented to any resolution passed or action taken at the meeting unless he requests that his abstention or dissent be, or his abstention or dissent is, entered in the minutes of the meeting; he sends his written dissent to the secretary of the meeting before the meeting is adjourned; he sends his dissent by registered mail or delivers it to the registered office of the Corporation immediately after the meeting is adjourned, or otherwise proves that he did not consent to the resolution or action. A Director who votes for or consents to a resolution or action is not entitled to dissent as aforesaid.

7.5    Limitation of Liability

Subject to the Act, no Director or officer for the time being of the Corporation shall be liable for the acts, receipts, neglects or defaults of any other Director or officer or employee, or for joining in any receipt or act for conformity, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by the Corporation or for or on behalf of the Corporation or for the insufficiency or deficiency of any security in or upon which any of the monies of or belonging to the Corporation shall be placed or invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person, firm or Corporation including any person, firm or Corporation with whom or with which any monies, securities or effects shall be lodged or deposited, or for any loss, conversion, misapplication or misappropriation of or any damage resulting from any dealings with any monies, securities or other assets of or belonging to the Corporation or for any other loss, damage or misfortune whatsoever which may happen in the execution of the duties of his respective office or trust or in relation thereto unless the same shall happen by or through his failure to exercise the powers and to discharge the duties of his office honestly and in good faith with a view to the best interests of the Corporation and through a failure to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

7.6    Indemnity

Subject to the Act, the Corporation shall indemnify a Director or officer, a former Director or officer, and a person who acts or acted at the Corporation’s request as a Director or officer of a body corporate of which the Corporation is or was a shareholder or creditor, and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a Director or officer of the Corporation or such body corporate if:
(a)    he acted honestly and in good faith with a view to the best interests of the Corporation; and
(b)    in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was not unlawful.

7.7    Insurance

The Corporation may, subject to and in accordance with the Act, purchase and maintain insurance for the benefit of any Director or officer as such against any liability incurred by him.

SECTION 8
SHARES

8.1    Allotment

Subject to the Articles, the Board may from time to time allot, or grant options to purchase, and issue the whole or any part of the authorized and unissued shares of the Corporation at such times and to such persons and for such consideration as the Board shall determine, provided that no share shall be issued until it is fully paid as provided by the Act.

8.2    Commissions

The Board may from time to time authorize the Corporation to pay a reasonable commission to any person in consideration of his purchasing or agreeing to purchase shares of the Corporation, whether from the Corporation or from any other person, or procuring or agreeing to procure purchasers for shares of the Corporation.

8.3    Securities Register

The Corporation shall maintain a securities register in which it records the securities issued by it in registered form, showing with respect to each class or series of securities:
(a)    the names, alphabetically arranged, and the latest known address of each person who is or has been a security holder;
(b)    the number of securities held by each security holder; and
(c)    the date and particulars of the issue and transfer of each security.
8.4    Non-Recognition of Trusts

Subject to the provisions of the Act, the Corporation may treat as the absolute owner of any share the person in whose name the share is registered in the securities register as if that person had full legal capacity and authority to exercise all rights of ownership, irrespective of any indication to the contrary through knowledge or notice or description in the Corporation’s records or on the share certificate.

8.5    Share Certificates

Every holder of one or more shares of the Corporation shall be entitled, at his option, to a share certificate, or to a non-transferable written acknowledgement of his right to obtain a share certificate, stating the name of the person to whom the certificate or acknowledgment was issued, and the number and class or series of shares held by him as shown on the securities register. The Corporation may charge a fee of not more than $3.00 for a share certificate issued in respect of a transfer. Share certificates and acknowledgments of a shareholder’s right to a share certificate, shall, subject to the Act, be in such form as the Board shall from time to time approve. Any share certificate shall be signed in accordance with paragraph 2.4 and need not be under the corporate seal, provided that, unless the Board otherwise determines, certificates representing shares in respect of which a transfer agent and/or registrar has been appointed shall not be valid unless countersigned by or on behalf of such transfer agent and/or registrar. The signature of one of the signing officers or, in the case of share certificates which are not valid unless countersigned by or on behalf of a transfer agent and/or registrar, the signatures of both signing officers may be printed or mechanically reproduced in facsimile upon share certificates and every such facsimile signature shall for all purposes be deemed to be the signature of the officer whose signature it reproduces and shall be binding upon the Corporation. A share certificate executed as aforesaid shall be valid notwithstanding that one or both of the officers whose facsimile signature appears thereon no longer holds office at the date of issue of the certificate.

8.6    Replacement of Share Certificates

The Board or any officer or agent designated by the Board may in its or his discretion direct the issue of a new share certificate in lieu of and upon cancellation of a share certificate that has been mutilated or in substitution for a share certificate claimed to have been lost, destroyed or wrongfully taken on payment of such fee, not exceeding $3.00 or such greater amount as may be allowed by the Act, and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the Board may from time to time prescribe, whether generally or in any particular case (s. 75).

8.7    Cancellation of Share Certificates

The Board or any officer or agent designated by the Board may, upon a consolidation, share split or any other form of capital reorganization of the shares of the Corporation requiring the cancellation of the existing Share Certificate(s) and the issuance of replacement Share Certificate(s) (“Capital Reorganization”), call-in from the Shareholders of the Corporation the existing Share Certificate(s) for cancellation and issue new Share Certificate(s) in accordance with the Capital Reorganization. The Board or any officer or agent designated by the Board may in its or his discretion determine the terms and method of the call-in of the

Share Certificate(s) for cancellation, including, but not restricted to, the time and place of deposit of the Share Certificate(s) for cancellation. If a Shareholder fails to surrender his Share Certificate(s) to the Corporation for cancellation pursuant to a Capital Reorganization, after being requested to do so by the Board or any officer or agent designated by the Board, then the Corporation may make application to a Court of competent jurisdiction to obtain an Order requiring the surrender of the Share Certificate(s), or the Board may, by Resolution, cancel the existing Share Certificate(s) and issue new Share Certificate(s) pursuant to the Capital Reorganization.

8.8    Joint Shareholders

If two or more persons are registered as joint holders of any share, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share.

8.9    Fractional Shares

The Corporation may issue a certificate for a fractional share or may issue in its place as may be determined by the Board, scrip certificates in a form that entitles the holder to receive a certificate for a full share by exchanging scrip certificates aggregating a full share. The Directors may attach conditions to any scrip certificates including that the scrip certificates become void if they are not exchanged for a share certificate representing a full share by a specified date, and that any shares for which those scrip certificates are exchangeable may, notwithstanding any preemptive right, be issued by the Corporation to any person and the proceeds of those shares distributed rateable to holders of the scrip certificates.

8.10    Surrender

The Directors of the Corporation are hereby authorized to require all shareholders to surrender their share certificates immediately following the issuance of a Certificate of Continuance by the Registrar of Corporations under the Act for cancellation and replacement by new certificates in a form attached to this By-law.

8.11    Transfer and Transmission of Shares

Shares of the Corporation may be transferred in the form of a transfer of endorsement endorsed on the certificates issued for the shares of the Corporation or in any form of transfer which may be approved by the Board.

8.12    Registration of Transfers

Subject to the provisions of the Act, no transfer of shares shall be registered in a securities register except upon presentation of the certificate representing such shares with a transfer endorsed thereon or delivered therewith duly executed by the registered holder or by his attorney or successor duly appointed, together with such reasonable assurance or evidence of signature, identification and authority to transfer as the Board may from time to time prescribe, upon payment of all applicable taxes and any fees prescribed by the Board.

8.13    Subject to the provisions of the Act, the Board may decline to register or permit to be registered any transfer of shares where the holder thereof is indebted to the Corporation or upon which the Corporation has a lien.

8.14    The Corporation may treat a person as a registered shareholder entitled to exercise all rights of the shareholder he represents if that person produces to the Board such evidence as may be reasonably required that he is the executor, administrator, heir or legal representative of the heirs of the estate of a deceased shareholder, a guardian committee, trustee, curator or tutor representing a shareholder who is an infant, an incompetent person or a mining person or a liquidation of, or a trustee in bankruptcy for, a registered shareholder.

8.15    If a person on whom the ownership of a share devolves by operation of law, other than a person described in paragraph 8.13, furnishes proof of his authority to exercise rights or privileges in respect of a share in the Corporation that is not registered in his name, the Corporation shall treat that person as entitled to exercise those rights or privileges.

8.16    The Corporation is not required to enquire into the existence of, or see the performance or observance of, any duty owed to a third person by a registered holder of any of its shares or by anyone whom it treats, subject to the Act, as the owner or registered holder of the shares.
8.17    Subject to applicable law regarding the collection of taxes, a person referred to in paragraph 8.13 is entitled to become a registered holder or to designate a registered holder upon his depositing with the Board those documents prescribed by the Act.

8.18    Transfer Agents and Registrars

The Board may from time to time appoint one or more trust companies as its agent or agents to maintain the central securities register or registers, and an agent or agents to maintain branch securities registers. Such a person may be designated as transfer agent or registrar according to his functions and one person may be designated both registrar and transfer agent. The Board may at any time terminate any such appointment.

8.19    Lien on Shares

The Corporation shall have a first and paramount lien upon all the shares registered in the name of such shareholder whether solely or jointly with others for his debts, liabilities and engagement solely or jointly with any other person to or with the Corporation whether the period for the payment, fulfillment or discharge thereof shall have actually arrived or not, including any amount unpaid in respect of a share issued by the body corporate prior to continuance; and not equitable interest in any share shall be created except upon the footing and condition that paragraph 8.4 hereof is to have full effect. Such lien shall extend to all dividends from time to time declared in respect of such shares.

8.20    The Corporation may cause a notation to be made on any share certificate that the Corporation has a lien on the shares represented by the share certificate. For the purpose of enforcing such lien, the Board may sell the shares subject thereto in such manner as it thinks fit but no sale shall be made until such time as the debt, liability or engagement ought to be paid, discharged or fulfilled and until a demand and notice in writing stating the amount due and demanding payment and giving notice of intention to sell shall have been served on such shareholder or the person, if any, entitled to the share in consequence of the death or bankruptcy of the shareholder and default shall have been made by him or them in payment or discharge of such debt, liability or engagement for seven days after such notice.

8.21    Upon any sale made by the Board of any shares to satisfy the lien of the Corporation thereon, the proceeds shall be applied, firstly, in payment of all costs of such sale, and secondly, in satisfaction of the debts or obligations of the shareholder and the residue (if any) shall be paid to the shareholder or as he shall direct.

8.22    Upon any such sale, the Board may enter the purchaser’s name in the register as holder of the shares and the purchaser shall not be bound to see to the regularity or validity of or be affected by any irregularity or invalidity in the proceedings or be bound to see to the application of the purchase money and after his name has been entered in the register, the validity of the sale shall not be impeached by any person and the remedy of any person aggrieved by the same shall be in damages only and against the Corporation exclusively.

8.23    Share Warrants

The Corporation, with respect to any fully paid-up shares, may issue share warrants under its seal stating that the bearers thereof are entitled to the shares therein respectively specified and may provide by coupons or otherwise for the payment of future dividends on the shares included in such warrants.

8.24    The Board may determine and from time to time vary the conditions upon which share warrants shall be issued and in particular upon which a new share warrant or coupon will be issued in the place of one worn out, defaced, lost or destroyed upon which the bearer of a share warrant shall be entitled to attend and vote at general meetings; and upon which a share warrant may be surrendered and the name of the holder entered in the register in respect of the shares therein specified. Subject to such conditions and to this By¬law, the bearer of a share warrant shall be shareholder of the Corporation. The holder of a share warrant shall be subject to the conditions for the time being in force with respect to share warrants, whether made before or after the issue of such warrant.

SECTION 9
DIVIDENDS AND RIGHTS

9.1    Dividends

Subject to the rights of the holders of any shares entitled to any priority, preference or special privileges, and subject to the provisions of the Act, the Board may from time to time declare dividends payable to the shareholders according to their respective rights and interest in the Corporation.

9.2    Record Date for Dividends and Rights

The Board may fix in advance a date, preceding by not more than 50 days the date for the payment of any dividend or the date for the issue of any warrant or other evidence of the right to subscribe for securities of the Corporation, as a record date for the determination of the persons entitled to receive payment of such dividend or to exercise the right to subscribe for such securities, provided that if the Corporation is a distributing Corporation, then unless notice of the record date is waived in writing by every holder of a share of the class or series affected, notice of such record date shall be given not less than seven days before such record date, in the manner provided in the Act. Where no record date is fixed in advance as aforesaid, the record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe for securities of the Corporation shall be at the close of business on the day on which the resolution relating to such dividend or right to subscribe is passed by the Board.

9.3    Dividend Resolution

The resolution of the Board declaring a dividend may direct payment of such dividend wholly or in part by the distribution of specific assets and in particular of paid-up shares, debenture or debenture stock of the Corporation or of any other Corporation or in any one or more of such ways and where any difficulty arises in regard to the distribution, the Board may settle the same as they think expedient and may fix the value for distribution of such specific assets or any part thereof and may determine that such payments shall be made to all parties and may vest any such specific assets in trustees upon such trust for the persons entitled to the dividends as may seem expedient to the Board.

9.4    Interest

Interest may be paid out of capital where it is lawful to do so by virtue of the Act but no dividend shall be payable except out of the profits arising from the business of the Corporation.

9.5    No dividend shall bear interest as against the Corporation.

9.6    Prepaid Shares

Where capital is paid up on any shares in advance, such capital shall not confer a right to participate in profits whilst carrying interest.
9.7    Interim Dividends

The Board may from time to time pay to the shareholders such interim dividends as appear to the Board to be justified by the profits of the Corporation.

9.8    Debt to Corporation

Subject to the Act, the Board shall deduct from the dividends payable to any shareholder all sums of money as may be due from him to the Corporation on account of calls or otherwise.

9.9    Payment of Dividends

The Corporation may transmit any dividend or bonus payable in respect of any share by cheque or warrant through the ordinary post to the registered address of the holder of such share (unless he shall have given written instructions to the contrary) and shall not be responsible for any loss arising therefrom. Every cheque or warrant so sent shall be made payable to the order of the person to whom it is sent.

9.10    Unclaimed Dividends

All dividends unclaimed for one year after having been declared may be vested in or otherwise made use of by the Board for the benefit of the Corporation.

9.11    Fractional Shares

Subject to the Articles, a holder of a fractional share or scrip certificate is not entitled to receive a dividend in respect of the fractional share or scrip certificate unless the fractional share or scrip certificate results from a consolidation of shares.

SECTION 10
MEETINGS OF SHAREHOLDERS

10.1    First and Subsequent Annual Meetings

The first annual meeting shall be held within such period as the Board shall determine is in accord with the most convenient date for closing the Corporation’s financial year but in any event shall be held within the period of 18 months from the date of incorporation and subject to the provisions of the Act and the provisions of this By-law, subsequent annual meetings of the Corporation shall be held once in each calendar year and not more than 15 months after the holding of the last annual meeting.

10.2    Annual Meeting

Subject of the Act, the annual meeting of shareholders shall be held at such time in each year and, subject to paragraph 10.3, at such place as the Board, the Chairman of the Board, the Managing Director, the President or the Chief Executive Officer may from time to time determine, for the purpose of considering the financial statements and reports required by the Act to be placed before the annual meeting, electing Directors if required, appointing auditors if required and transacting such other business as may properly be brought before the meeting.

10.3    Special Meetings

The Board, the Chairman of the Board, the President or the Chief Executive Officer shall have power to call a special meeting of the shareholders at any time.

10.4    Requisition of Meeting

The Board may whenever it thinks fit and it shall upon the requisition of the holders of not less than Five Percent (5%) of the issued voting share capital of the Corporation forthwith proceed to convene an extraordinary general meeting of the Corporation and any extraordinary general meeting called in pursuance of a requisition shall be convened and held in accordance with the provisions of the Act.

10.5    Place of Meetings

Meetings of shareholders may be held at such location as the Board shall so determine, and may be held within Alberta or outside Alberta.

10.6    Participation in Meetings by Electronic Means

A shareholder or any other person entitled to attend a meeting of shareholders may participate by electronic means, telephone or other communication facilities that permit all persons participating in the meeting to hear or otherwise communicate with each other, and a person participating in such a meeting by those means is deemed to be present at the meeting.

10.7    Electronic Meetings

Notwithstanding any provisions in this by-law to the contrary, including paragraph 10.5, and subject to the Act and the consent of the Board, if the Board or the shareholders of the Corporation call a meeting of shareholders, the Board or the shareholders, as the case may be, may determine that the meeting will be held entirely by electronic means, telephone, or other communication facility that permits all participants to communicate adequately with each other during the meeting.

10.8    Electronic Means Optional

The Corporation is under no obligation to provide telephonic, electronic or other communication facility for any shareholder to participate in a meeting and the Board may provide such telephonic, electronic or other communication facility in its sole and absolute discretion.

10.9    Notice of Meetings

Notice of the time and place of each meeting of shareholders shall be given in the manner provided in paragraph 13.1 not less than 21, nor more than 50, days before the date of the meeting to each Director, to the auditor and to each shareholder who at the close of business on the record date for notice is entered in the securities register as the holder of one or more shares carrying the right to vote at the meeting. Notice of a meeting of shareholders called for any purpose other than consideration of the financial statements and auditor’s report, election of Directors and reappointment of the incumbent auditor shall state the nature of such business in sufficient detail to permit the shareholder to form a reasoned judgment thereon and shall state the text of any special resolution to be submitted to the meeting. A shareholder may in any manner waive notice of or otherwise consent to a meeting of shareholders.

10.10    Record Date for Notice

The Board may fix in advance a date, preceding the date of any meeting of shareholders by not more than 50 days and not less than 21 days, as a record date for the determination of the shareholders entitled to notice of the meeting, provided that if the Corporation is a distributing Corporation, then unless notice of the record date is waived in writing by every holder of a share of the class of series affected, notice of any such record date shall be given not less than seven days before such record date in the manner provided in the Act. If no such record date is so fixed, the record date for the determination of the shareholders entitled to receive notice of the meeting shall be at the close of business on the date immediately preceding the day on which the notice is sent or, if no notice is sent shall be the day on which the meeting is held.

10.11    List of Shareholders Entitled to Notice

If the Corporation has more than fifteen (15) shareholders entitled to vote at a meeting of shareholders, the Corporation shall prepare a list of shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares held by each shareholder. If a record date for the meeting is fixed pursuant to paragraph 10.10, the shareholders listed shall be those registered at the close of business on such record date. If no record date is fixed, the shareholders listed shall be those registered at the close of business on the day immediately preceding the day on which notice of the meeting is given or, where no such notice is given, on the day on which the meeting is held. The list shall be available for examination by any shareholder during usual business hours at the records office of the Corporation or at the place where the central securities office of the Corporation is maintained and at the meeting for which the list was prepared.

10.12    Fractional Shares

Subject to the Articles, a holder of a fractional share or scrip certificate is not entitled to exercise voting rights or receive notice of a meeting of shareholders in respect of such fractional share or scrip certificate unless the fractional share or scrip certificate results from a consolidation of shares.

10.13    Meetings Without Notice

A meeting of shareholders may be held without notice at any time and place permitted by the Act:
(a)    if all the shareholders entitled to vote thereat are present in person or represented or if those not present or represented waive notice of or otherwise consent to such meeting being held; and
(b)    if the auditors and the Directors are present or waive notice of or otherwise consent to such meeting being held;

so long as such shareholders, auditors or Directors present are not attending for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called. At such a meeting, any business may be transacted which the Corporation at a meeting of shareholders may transact.

10.14    Chairman and Secretary

The Chairman of any meeting of shareholders shall be the first mentioned of such of the following officers as have been appointed and who is present at the meeting: Chief Executive Officer, President, Managing Director, Chairman of the Board, or a vice-president who is a shareholder. If no such officer is present within 15 minutes from the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to be Chairman. If the Secretary of the Corporation is absent, the Chairman shall appoint some person, who need not be a shareholder, to act as Secretary of the meeting.

10.15    Persons Entitled to be Present

The only persons entitled to be present at a meeting of shareholders shall be those entitled to vote thereat, the Directors and auditors of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act or the Articles or By-laws to be present at the meeting. Any other person may be admitted only on the invitation of the Chairman of the meeting or with the consent of the meeting.

10.16    Quorum

A quorum for the transaction of business at any meeting of shareholders shall be at least two persons present in person, each being a shareholder entitled to vote thereat or a duly appointed proxy or representative for any absent shareholder so entitled, and representing in the aggregate not less than Thirty Three and a Third Percent (33.3%) of the outstanding shares of the Corporation carrying voting rights at the meeting. If a quorum is present at the opening of any meeting of shareholders, the shareholders present or represented may proceed with the business of the meeting notwithstanding that a quorum is not present throughout the meeting. If within half an hour of the time appointed for the holding of a meeting of the shareholders a quorum is not present, the meeting, if convened upon a requisition of shareholders, shall be dissolved. In any other case, it shall stand adjourned to the same day in the next week at the same time and place; and if at such adjourned meeting a quorum not be present, those shareholders who are present shall be deemed to be a quorum and may transact all business which a full quorum might have done.

10.17    Right to Vote

Every person named in the list referred to in paragraph 10.11 shall be entitled to both the shares shown thereon opposite his name at the meeting to which such list relates, except to the extent that:
(a)    where the Corporation has fixed a record date in respect of such meeting, such person has transferred any of his shares after such record date or, where the Corporation has not fixed a record date in respect of such meeting, such person has transferred any of his shares after the date on which such list is prepared; and
(b)    the transferee, having produced properly endorsed certificates evidencing such shares or having otherwise established that he owns such shares, has demanded not later than ten days before the meeting that his name be included in such list.

In any such excepted case, the transferee shall be entitled to vote the transferred shares at such meeting. If the Corporation is not required to prepare a list under paragraph 10.11, subject to the provisions of the Act and this By-law as to proxies and representatives, at any meeting of shareholders, every person shall be entitled to vote at the meeting who at the time is entered in the securities register as the holder of one or more shares carrying the right to vote at such meeting.

10.18    Proxies and Representatives

Every shareholder entitled to vote at a meeting of shareholders may appoint a proxyholder, or one or more alternate proxyholders, who need not be shareholders, to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in writing, electronic, telephone or other communication means approved by the Board and shall conform with the requirements of the Act. Alternatively, every such shareholder which is a body corporate or association may authorize by resolution of its Directors or governing body an individual, who need not be a shareholder, to represent it at a meeting of shareholders and such individual may exercise on the shareholder’s behalf all the powers it could exercise if it were an individual shareholder. The authority of such an individual shall be established by depositing with the Corporation a certified copy of such resolution, or in such other manner as may be satisfactory to the Secretary of the Corporation or the Chairman of the meeting.

10.19    Mandatory Solicitation of Proxies

If the Corporation is a distributing Corporation having fifteen (15) or more shareholders entitled to vote at a meeting of shareholders, two or more joint shareholders being counted as one shareholder, and the management of the Corporation gives or intends to give a holder of its voting shares notice by a meeting, subject to the Act, the management shall, concurrently with or prior to giving of notice, send to each shareholder who is entitled to notice of meeting a form of proxy which shall be nearly as circumstances permit in a form or to the effect of the following:

I, _______________________ of ___________________, being a shareholder in __________________________, hereby appoint
______________________ of ________________, as my proxy to vote for me and on my behalf at the annual (or extraordinary, as the case may be) meeting of the Corporation to be held on the ____ day of ___________, _________, and at every adjournment thereof and at every poll, which may take place in consequence thereof. As witness my hand this ____ day of _____________, ___________.

10.20    When paragraph 10.4 applies, every form of proxy sent or delivered to a shareholder shall indicate in bold face type whether or not the proxy is solicited by or on behalf of management of the Corporation and shall provide a specifically designated space for dating and signing form of proxy. The form of proxy shall also indicate that the shareholder has a right to appoint a person or body corporate, if any, designated in the form of proxy and shall contain instructions as to the manner in which the shareholder may exercise the right, and a means for so doing. The form of proxy shall also provide a means for a shareholder to specify that his shares be voted for or against each matter identified therein, other than the appointment of an auditor and election of Directors, a means for the shareholder to specify that his shares shall be voted or withheld from voting in respect of the appointment of an auditor or election of Directors, and a statement that the shares represented by the proxy will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for and that, if the shareholder specifies a choice with respect to any matter to be acted on, the shares shall be voted accordingly. A proxy may confer discretionary authority with respect to each matter identified in the notice of meetings, other than the appointment of an auditor and the election of Directors, if the form of proxy states in bold face type how the shares represented by the proxy will be voted in respect of each matter or group of related matters.

10.21    Validity of Proxy

The decision of the Chairman of any general meeting as to the validity of any instrument of proxy shall be final and conclusive.
10.22    Time for Deposit of Proxies

The Board may specify in a notice calling a meeting of shareholders a time, preceding the time of such meeting or an adjournment thereof by not more than 48 hours exclusive of non-business days, before which proxies to be used at such meeting must be deposited. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the Corporation or an agent thereof specified in such notice or, if no such time is specified in such notice, it has been received by the Secretary of the Corporation or by the Chairman of the meeting or any adjournment thereof prior to the time of voting.

10.23    Joint Shareholders

If two or more persons hold shares jointly, any one of them present in person or represented at a meeting of shareholders may, in the absence of the other or others, vote the shares, but if two or more of those persons are present in person or represented and vote, they shall vote as one on the shares jointly held by them.

10.24    Votes to Govern

At any meeting of shareholders, every question shall, unless otherwise required by the Articles of By-laws or by law, be determined by the majority of the votes cast on the question. In case of an equality of votes, either upon a show of hands or upon a poll, the Chairman of the meeting shall be entitled to a second or casting vote.

10.25    Voting

Subject to the provisions of the Act, any question at a meeting of shareholders shall be decided by a show of hands unless a ballot thereon is required or demanded as hereinafter provided. Upon a show of hands, every person who is present and entitled to vote shall have one vote. Whenever a vote by a show of hands shall have been taken upon a question, unless a ballot thereon is so required or demanded, a declaration by the Chairman of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the shareholders upon the said question. Notwithstanding any provisions in this by-law to the contrary, any vote referred to above may be held, in accordance with the Act, entirely by electronic means, telephone or other communication facility, if the Corporation makes such a communication facility available and any person participating in a meeting of shareholders and entitled to vote at the meeting may vote, in accordance with Act, by electronic means, telephone or other communication facility that the Corporation has made available for that purpose.

10.26    Ballots

On any question proposed for consideration at a meeting of shareholders, any shareholder or proxyholder entitled to vote at the meeting may require or demand a ballot, either before or on the declaration of the result of any vote by show of hands. A ballot so required or demanded shall be taken in such manner as the Chairman shall direct. A requirement or demand for a ballot may be withdrawn at any time prior to the taking of the ballot. If a ballot is taken, each person present shall be entitled, in respect of the shares which he is entitled to vote at the meeting upon the question, to that number of votes provided by the Act or the Articles, and the result of the ballot so taken shall be the decision of the shareholders upon the said question.

10.27    Admission or Rejection of a Vote

In case of any dispute as to the admission or rejection of a vote, the Chairman shall determine the same and such determination made in good faith shall be final and conclusive.

10.28    Adjournment

If a meeting of shareholders is adjourned by one or more adjournments for an aggregate of less than 30 days, it shall not be necessary to give notice of the adjourned meeting, other than by announcement at the time of an adjournment. If a meeting of shareholders is adjourned by one or more adjournments for an aggregate of 30 days or more, notice of the adjourned meeting shall be given as for an original meeting.

10.29    Only One Shareholder

Where the Corporation has only one shareholder or only one holder of any class or series of shares, the shareholder present in person or by proxy constitutes a meeting.
10.30    Resolution Signed by all Shareholders

A resolution signed in writing by all the shareholders entitled to vote on that resolution is as valid as if it had been passed at a meeting of the shareholders.

SECTION 11
DIVISIONS AND DEPARTMENTS

11.1    Creation and Consolidation of Divisions

The Board may cause the business and operations of the Corporation or any part thereof to be divided or to be segregated into one or more divisions upon such basis, including without limitation, character or type of operation, geographical territory, product manufactured or service rendered as the Board may consider appropriate in each case. The Board may also cause the business and operations of any such division to be further divided into sub-units and the business and operations of any such divisions or sub-units to be consolidated upon such basis as the Board may consider appropriate in each case.

11.2    Name of Division

Subject to law, any division or its sub-units may be designated by such name as the Board may from time to time determine and may transact business, enter into contracts, sign cheques and other documents of any kind and do all acts and things under such name. Any such contract, cheque or document shall be binding upon the Corporation as if it has been entered into or signed in the name of the Corporation.

11.3    Officers of Division

From time to time the Board or, if authorized by the Board, the Chief Executive Officer, may appoint one or more officers for any division, prescribe their powers and duties and settle their terms of employment and remuneration. The Board or, if authorized by the Board, the Chief Executive Officer, may remove at its or his pleasure any officer so appointed, without prejudice to such officer’s rights under any employment contract. Officers of divisions or their sub-units shall not, as such, be officers of the Corporation.

SECTION 12
INFORMATION AVAILABLE TO SHAREHOLDERS

12.1    Except as provided by the Act, or other bodies having jurisdiction, no shareholder shall be entitled to discovery of any information respecting any details or conduct of the Corporation’s business which in the opinion of the Directors would be inexpedient in the interests of the Corporation to communicate to the public.

12.2    The Directors may from time to time, subject to the rights conferred by the Act, determine whether and to what extent and at what time and place and under what circumstances or regulations the documents, books and registers and accounting records of the Corporation or any of them shall be open to inspection or shareholders and no shareholder shall have any right to inspect any document or book or register or accounting records of the Corporation except as conferred by statute or authorized by the Board of Directors or by a resolution of the shareholders.

SECTION 13
NOTICES

13.1    Method of Giving Notices

Any notice (which term includes any communication or document) to be given (which term includes sent, delivered or served) pursuant to the Act, the regulations thereunder, the Articles, the By-laws or otherwise to a shareholder, Director, officer, auditor or member of a committee of the Board shall be given by the President or Secretary or in their absence an assistant Secretary and failing him, any other officer of the Corporation and shall be sufficiently given if delivered personally to the person to whom it is to be given or if delivered to his Recorded Address or if mailed to him at his Recorded Address by prepaid ordinary or air mail or if sent to him at his Recorded Address by any means of prepaid transmitted or recorded communication. A notice so delivered shall be deemed to have been given when it is delivered personally or to the Recorded Address as aforesaid; a notice so mailed shall be deemed to have been given when deposited in a post office or public letter box; and a notice so sent by any means of transmitted or recorded communication shall be deemed to have been given when dispatched or delivered to the appropriate communication company or agency or its representative for dispatch. The Secretary may change or cause to be changed the Recorded Address of any shareholder, Director, officer, auditor or member of a committee of the Board in accordance with any information believed by him to be reliable.

13.2    Notice to joint Shareholders

If two or more persons are registered as joint holders of any share, any notice shall be addressed to all of such joint holders but notice to one of such persons shall be sufficient notice to all of them.

13.3    Computation of Time

In computing the date when notice must be given under any provision requiring a specified number of days’ notice of any meeting or other event, the date of giving the notice shall be excluded and the date of the meeting or other event shall be included.

13.4    Undelivered Notice

If notices given to a shareholder pursuant to paragraph 13.1 are returned on three consecutive occasions because he cannot be found, the Corporation shall not be required to give any further notices to such shareholder until he informs the Corporation in writing of his new address.

13.5    Omissions and Errors

The accidental omission to give any notice to any shareholder, Director, officer, auditor or member of a committee of the Board or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

13.6    Persons Entitled by Death or Operation of Law

Every person who, by operation of law, transfer, death of a shareholder or any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the shareholder from whom he derives his title to such share prior to his name and address being entered on the securities register (whether such notice was given before or after the happening of the event upon which he became so entitled) and prior to his furnishing to the Corporation the proof of authority or evidence of this entitlement prescribed by the Act.

13.7    Waiver of Notice

Any shareholder (or his duly appointed proxyholder), Director, officer, auditor or member of a committee of the Board may at any time waive any notice, or waive or abridge the time for any notice, required to be given to him under any provision of the Act, the regulations thereunder, the Articles, the By-laws or otherwise and such waiver or abridgment shall cure any default in the giving or in the time of such notice, as the case may be. Any such waiver or abridgment shall be in writing except a waiver of notice of a meeting of shareholders or of the Board which may be given in any manner.

EFFECTIVE DATE

13.8    Effective Date

This By-law shall come into force when confirmed by the shareholders in accordance with the Act.

13.9    Repeal

All previous By-laws of the Corporation, except such By-laws of the Corporation as have been confirmed by the shareholders, are repealed as of the coming into force of this By-law provided that such repeal shall not affect the previous operation of any By-law so repealed or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under or the validity of any contract or agreement made pursuant to any such By-law prior to its repeal. All officers and persons acting under any By-law so repealed shall continue to act as if appointed under the provisions of this By-law and all resolutions of the shareholders or Board with continuing effect passed under any repealed By-law shall continue good and valid except to the extent inconsistent with this By-law and until amended or repealed.

SECTION 14
ADVANCE NOTICE OF MEETINGS OF SHAREHOLDERS

14.1    Nomination Procedures.
Subject only to the Business Corporations Act (Alberta) (the “Act”) and its applicable regulations, applicable securities law and the articles of the Company, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Company. Nominations of persons for election to the board may be made at any annual general meeting of shareholders, or at any special meeting of shareholders if the election of directors is a matter specified in the notice of meeting, (i) by or at the direction of the board, including pursuant to a notice of meeting; (ii) by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Act, or a requisition of the shareholders made in accordance with the provisions of the Act; or (iii) by any person (a “Nominating Shareholder”) who (A) at the close of business on the date of the giving of the notice provided for in this by-law and on the record date for notice of such meeting, is entered in the central securities register as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting and provides evidence of such beneficial ownership to the Company, and (B) complies with the notice procedures set forth below in this by-law.
14.2    Timely notice.
In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must have given timely notice thereof in proper written form to the secretary of the Company in accordance with this by-law.
14.3    Manner of timely notice.
To be timely, a Nominating Shareholder’s notice must be given: (i) in the case of an annual general meeting (including an annual and special meeting) of shareholders, not less than 30 nor more than 65 days prior to the date of the meeting; provided, however, that in the event that the meeting is to be held on a date that is less than 60 days after the date (the “Notice Date”) on which the first public announcement of the date of the meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the tenth (10th) day following the Notice Date; and (ii) in the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the tenth (10th) day following the day on which the first public announcement of the date of the meeting was made.
14.4    Proper form of notice.
To be in proper written form, a Nominating Shareholder’s notice must set forth: (i) as to each person whom the Nominating Shareholder proposes to nominate for election as a director, (A) the name, age, province or state, and country of residence of the person, (B) the principal occupation, business or employment of the person, both present and within the five years preceding the notice, (C) whether the person is a resident Canadian within the meaning of the Act, (D) the number of securities of each class of voting securities of the Company or any of its subsidiaries beneficially owned, or controlled or directed, directly or indirectly, by such person, as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice, and (E) any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act or any Applicable Securities Laws; and (ii)as to the Nominating Shareholder, (A) the number of securities of each class of voting securities of the Company or any of its subsidiaries beneficially owned, or controlled or directed, directly or indirectly, by such person or any joint actors, as of the record date for the meeting (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice, (B) full particulars regarding any proxy, contract, arrangement, agreement, understanding or relationship pursuant to which such Nominating Shareholder has a right to vote or to direct or to control the voting of any shares of the Company and (C) any other information relating to such Nominating Shareholder that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act or any Applicable Securities Laws.
References to “Nominating Shareholder” in this by-law shall be deemed to refer to each shareholder that nominates a person for election as director in the case of a nomination proposal where more than one shareholder is involved in making such nomination proposal.
14.5    Other Information
The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that would reasonably be expected to be material to a reasonable shareholder’s understanding of the independence and/or qualifications, or lack thereof, of such proposed nominee.
14.6    Notice to be updated
In addition, to be considered timely and in proper written form, a Nominating Shareholder’s notice shall be promptly updated and supplemented, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting.
14.7    Power of the chairman.
The chairman of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded.
14.8    Delivery of notice.
Notwithstanding any other provision of these by-laws, notice given to the secretary of the Company pursuant to this by-law may only be given by personal delivery, facsimile transmission or by email (provided that the secretary of the Company has stipulated an email address for purposes of this notice), and shall be deemed to have been given and made only at the time it is served by personal delivery, email (at the address as aforesaid) or sent by facsimile transmission (provided that receipt of the confirmation of such transmission has been received) to the secretary of the Company at the address of the principal executive offices of the Company; provided that if such delivery or electronic communication is made on a day which is not a business day or later than 5:00 p.m. (Edmonton time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is a business day.
14.9    Increase in number of directors to be elected.
Notwithstanding any provisions in this by-law to the contrary, in the event that the number of directors to be elected at a meeting is increased effective after the time period for which the Nominating Shareholder’s notice would otherwise be due under this section, a notice with respect to nominees for the additional directorships required by this section shall be considered timely if it shall be given not later than the close of business on the tenth (10th) day following the day on which the first public announcement of such increase was made by the Company.
Notwithstanding the foregoing, the board may, in its sole discretion, waive any requirement in this by-law.
14.10    Definitions.
For purposes of this by-law,
(i)    “Affiliate”, when used to indicate a relationship with a specific person, shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person;
(ii)    “Applicable Securities Laws” means the applicable securities legislation of each relevant province and territory of Canada, as amended from time to time, the written rules, regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commissions and similar regulatory authorities of each province and territory of Canada;
(iii)    “Associate”, when used to indicate a relationship with a specified person, shall mean (i) any body corporate or trust of which such person beneficially owns, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to all voting securities of such body corporate or trust for the time being outstanding, (ii) any partner of that person, (iii) any trust or estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar capacity, (iv) a spouse of such specified person, (v) any person of either sex with whom such specified person is living in conjugal relationship outside marriage or (vi) any relative of such specified person or of a person mentioned in clauses (iv) or (v) of this definition if that relative has the same residence as the specified person;
(iv)    “beneficially owns” or “beneficially owned” means, in connection with the ownership of shares in the capital of the Company by a person, (i) any such shares as to which such person or any of such person’s Affiliates or Associates owns at law or in equity, or has the right to acquire or become the owner at law or in equity, where such right is exercisable immediately or after the passage of time and whether or not on condition or the happening of any contingency or the making of any payment, upon the exercise of any conversion right, exchange right or purchase right attaching to any securities, or pursuant to any agreement, arrangement, pledge or understanding whether or not in writing; (ii) any such shares as to which such person or any of such person’s Affiliates or Associates has the right to vote, or the right to direct the voting, where such right is exercisable immediately or after the passage of time and whether or not on condition or the happening of any contingency or the making of any payment, pursuant to any agreement, arrangement, pledge or understanding whether or not in writing; (iii) any such shares which are beneficially owned, directly or indirectly, by a Counterparty (or any of such Counterparty’s Affiliates or Associates) under any Derivatives Contract (without regard to any short or similar position under the same or any other Derivatives Contract) to which such person or any of such person’s Affiliates or Associates is a Receiving Party; provided, however that the number of shares that a person beneficially owns pursuant to this clause (iii) in connection with a particular Derivatives Contract shall not exceed the number of Notional Securities with respect to such Derivatives Contract; provided, further, that the number of securities owned beneficially by each Counterparty (including their respective Affiliates and Associates) under a Derivatives Contract shall for purposes of this clause be deemed to include all securities that are owned beneficially, directly or indirectly, by any other Counterparty (or any of such other Counterparty’s Affiliates or Associates) under any Derivatives Contract to which such first Counterparty (or any of such first Counterparty’s Affiliates or Associates) is a Receiving Party and this proviso shall be applied to successive Counterparties as appropriate; and (iv) any such shares which are owned beneficially within the meaning of this definition by any other person with whom such person is acting jointly or in concert with respect to the Company or any of its securities;
(v)    “close of business” means 5:00 p.m. (Edmonton time) on a business day in Alberta, Canada;
(vi)    “Derivatives Contract” shall mean a contract between two parties (the “Receiving Party” and the “Counterparty”) that is designed to expose the Receiving Party to economic benefits and risks that correspond substantially to the ownership by the Receiving Party of a number of shares in the capital of the Company or securities convertible into such shares specified or referenced in such contract (the number corresponding to such economic benefits and risks, the “Notional Securities”), regardless of whether obligations under such contract are required or permitted to be settled through the delivery of cash, shares in the capital of the Company or securities convertible into such shares or other property, without regard to any short position under the same or any other Derivatives Contract. For the avoidance of doubt, interests in broad-based index options, broad-

based index futures and broad-based publicly traded market baskets of stocks approved for trading by the appropriate governmental authority shall not be deemed to be Derivatives Contracts; and
(vii)    “public announcement” shall mean disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Company under its profile on the System for Electronic Document Analysis and Retrieval at www.sedar.com.

MADE by the Board the 23rd day of April, 2021.

                            /s/ Stephen P. Robertson
                            CORPORATE SECRETARY

CONFIRMED AND APPROVED by the Shareholders in accordance with the Act on the 7th day of June, 2021.

________________________
                            CORPORATE SECRETARY

Aurinia™

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual General and Special Meeting to be held on Monday, June 7, 2021

This Form of Proxy is solicited by and on behalf of Management and the Board of Directors.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**

2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.

5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the board of directors.**

6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular and Proxy Statement ("Proxy Statement/Circular") or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.

8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 12:00 pm, Eastern Time, on Thursday, June 3, 2021.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com/Aurinia
- **Smartphone?** Scan the QR code to vote now.

To Receive Documents Electronically

- You can enrol to receive future securityholder communications electronically by visiting www.investorcentre.com.

To Virtually Attend the Meeting

- You can attend the meeting virtually by visiting the URL provided on the back of this proxy.

If you vote by the Telephone or Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose to vote using the Internet.

To vote by the Telephone or Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

01Q3VG

I/We being holder(s) of securities of Aurinia Pharmaceuticals Inc. (the "Company") hereby appoint: Mr. Peter Greenleaf, President, Chief Executive Officer and Director of the Company, or failing this person, Dr. George Milne, Director and Chairman of the Board of the Company (the "Management Nominees")

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

Note: If completing the appointment box above YOU MUST go to http://www.computershare.com/Aurinia and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as recommended by the board of directors) and on all other matters that may properly come before the Annual General and Special Meeting of shareholders of the Company to be held as a virtual-only meeting via live webcast online using the LUMI meeting platform at https://web.lumiagm.com/433392928 on Monday, June 7, 2021 at 12:00 pm, Eastern Time and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Number of Directors

To fix the number of directors to be elected at eight (8).

For	Against	Abstain
☐	☐	☐

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2. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Dr. George Milne	☐	☐	02. Mr. Peter Greenleaf	☐	☐	03. Dr. David R.W. Jayne	☐	☐
04. Mr. Joseph P. Hagan	☐	☐	05. Dr. Daniel Billen	☐	☐	06. Mr. R. Hector MacKay-Dunn	☐	☐
07. Ms. Jill Leversage	☐	☐	08. Mr. Timothy P. Walbert	☐	☐			

3. Appointment of Auditors

For	Withhold	Abstain
☐	☐	☐

4. Advisory Resolution on Executive Compensation

For	Against	Abstain
☐	☐	☐

5. Advisory Resolution on Frequency of Advisory Resolution on Executive Compensation

One Year	Two Years	Three Years	Abstain
☐	☐	☐	☐

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6. Approval of Equity Incentive Plan

7. Approval of 2021 Employee Share Purchase Plan

Resolution	For	Against	Abstain
6	☐	☐	☐
7	☐	☐	☐
8	☐	☐	☐

Signature of Proxyholder

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by the board of directors.**

Signature(s)

Date

MM / DD / YY

Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements – Mark this box if you would NOT like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

ISAQ 315305 AR2

01Q3WE